PROSPECTUS

August 31, 2013

Ticker
Name of Fund	Class A	Class C	Class I	Class R
ALPS | Red Rocks Listed Private Equity Fund	LPEFX	LPFCX	LPEIX	LPERX
ALPS | WMC Disciplined Value Fund	AMWYX	AMWCX	AMWIX	N/A
Clough China Fund	CHNAX	CHNCX	CHNIX	N/A
ALPS | CoreCommodity Management CompleteCommodities Strategy Fund	JCRAX	JCRCX	JCRIX	N/A
RiverFront Global Growth Fund	RLTAX	RLTCX	RLFIX	N/A
RiverFront Global Allocation Fund	RMGAX	RMGCX	RMGIX	N/A
RiverFront Dynamic Equity Income Fund	RLGAX	RLGCX	RLIIX	N/A
RiverFront Moderate Growth & Income Fund	RMIAX	RMICX	RMIIX	N/A
RiverFront Conservative Income Builder Fund	RCABX	RCCBX	RCIBX	N/A
ALPS | Kotak India Growth Fund	INDAX	INFCX	INDIX	N/A
ALPS | Alerian MLP Infrastructure Index Fund	ALERX	ALRCX	ALRIX	N/A

ALPS Advisors, Inc.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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SUMMARY SECTION

ALPS | RED ROCKS LISTED PRIVATE EQUITY FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 81 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 81 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Class I	Class R
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50	% (1)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00	% (1)	1.00% (2)	None	None
Redemption Fee (as a percentage of exchange price or amount redeemed within 90 days of purchase)	2.00%		2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class R
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%	0.50%
Other Expenses	0.52%	0.65%	0.42%	0.50%
Shareholder Services Fees	0.15%	0.25%	0.00%	0.00%
Other Fund Expenses	0.37%	0.40%	0.42%	0.50%
Acquired Fund Fees and Expenses	0.96%	0.96%	0.96%	0.96%

	Class A	Class C	Class I	Class R
Total Annual Fund Operating Expenses	2.58%	3.21%	2.23%	2.81%
Fee Waiver and Expense Reimbursement (3)	0.00%	0.00%	-0.02%	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	2.58%	3.21%	2.21%	2.71%

(1)

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.
(3)

ALPS Advisors, Inc. (the “Adviser”) and Red Rocks Capital LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2014. The Adviser and the Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses they have borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser and the Sub-Adviser may not discontinue this waiver without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$797	$1,308	$1,844	$3,300
Class C Shares	$424	$989	$1,677	$3,508
Class I Shares	$224	$695	$1,192	$2,559
Class R Shares	$274	$861	$1,474	$3,126

2	Prospectus | August 31, 2013

Number of Years You Own Your Shares	1 YEAR	3 YEARS	5 YEARS	10 YEARS
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$797	$1,308	$1,844	$3,300
Class C Shares	$324	$989	$1,677	$3,508
Class I Shares	$224	$695	$1,192	$2,559
Class R Shares	$274	$861	$1,474	$3,126

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). For U.S. federal income tax purposes, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To achieve its objective, the Fund will invest at least 80% of its net assets in (i) securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as their stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”) and (ii) derivatives, including options, futures, forwards, swap agreements and participation notes, that otherwise have the economic characteristics of Listed Private Equity Companies. Although the Fund does not invest directly in private companies, it will be managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies. The determination of whether a company is a Listed Private Equity Company will be made at the time of purchase and a portfolio company’s status will not vary solely as a result of fluctuations in the value of its assets or as a result of the progression of its holdings through the normal stages of a private equity company, including the exit stage. A portfolio company is considered to have a stated intention of investing primarily in private companies if it meets the criteria above under normal circumstances, notwithstanding temporary fluctuations in the public/private values of its private equity portfolio. The inclusion of a company in a recognized Listed Private Equity index will be considered a primary factor in the determination of whether a company is a Listed Private Equity Company.

The Sub-Adviser selects investments from the Listed Private Equity Company universe pursuant to a proprietary selection methodology using quantitative and qualitative historical results and commonly used financial measurements such as: price-to-book, price-to-sales, price-to-earnings, return on equity and balance sheet analysis. In addition, the Sub-Adviser observes the depth and breadth of company management, including management turnover. Lastly, the Sub-Adviser looks to allocate the portfolio directly and indirectly amongst industry sectors, geographic locations, stage of investment and the year in which the private equity firm or fund makes a commitment or an investment in a fund, asset or business (“vintage year”).

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

•	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

•

Private Equity Risk. In addition to the risks associated with the Fund’s direct investments, the Fund is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Fund invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, valuation risk, credit risk, managed portfolio risk and derivatives risk.

•

Industry Risk. The Fund’s investments could be concentrated within one industry or group of industries. Any factors detrimental to the performance of such industries will disproportionately impact the Fund. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

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•

Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•

Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

•	Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

•

Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Sub-Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class C shares of the Fund commenced operations on June 30, 2010. The performance shown for periods prior to June 30, 2010 for Class C shares reflects the performance of the Fund’s Class A shares, the initial share class, calculated using the fees and expenses of Class C shares, without the effect of any fee and expense limitations or waivers. If Class C shares of the Fund had been available during periods prior to June 30, 2010, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds. com or by calling 866.759.5679.

Annual Total Returns (years ended 12/31)

Class A Shares

Best Quarter –	June 30, 2009	47.50%
Worst Quarter –	December 31, 2008	-48.85%

The Fund’s Class A share year-to-date return as of June 30, 2013 was 13.04%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class C shares, Class I shares and Class R shares will vary from those shown for Class A shares due to varying sales charges and expenses among the classes.

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Average Annual Total Returns

(for the period ended December 31, 2012)

	1 Year	5 Year	Since Inception (December 31, 2007)
Class A Shares
Return Before Taxes	22.70%	-8.02%	-8.02%
Return After Taxes on Distributions	22.08%	-9.82%	-9.82%
Return After Taxes on Distributions and Sale of Fund Shares	14.85%	-7.65%	-7.65%
Class C Shares
Return Before Taxes	27.50%	13.57%	13.57%
Class I Shares
Return Before Taxes	29.72%	-6.73%	-6.73%
Class R Shares
Return Before Taxes	29.21%	-7.41%	-7.41%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	15.83%	-1.18%	-1.18%
S&P Listed Private Equity Index (reflects no deduction for fees, expenses or taxes)	31.34%	-4.07%	-4.07%

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Red Rocks Capital LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Adam Goldman, Co-Founder and Managing Director of Red Rocks Capital LLC, has been portfolio manager of the Fund since its inception in December 2007. Mark Sunderhuse, Co-Founder and Managing Director of Red Rocks Capital LLC, has been portfolio manager of the Fund since its inception in December 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors four Classes of shares: Classes A, C, I and R. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. There is no minimum investment for Class R shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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SUMMARY SECTION

ALPS | WMC DISCIPLINED VALUE FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 81 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 81 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50	%(1)	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00	%(1)	1.00%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.31%	0.56%	0.31%
Shareholder Services Fees	0.00%	0.25%	0.00%
Other Fund Expenses	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.51%	2.26%	1.26%
Fee Waiver and Expense Reimbursement (3)	-0.11%	-0.11%	-0.11%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.40%	2.15%	1.15%

(1) If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.
(3)

ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.15% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2014. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. The Adviser may not discontinue this waiver without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$685	$991	$1,318	$2,242
Class C Shares	$318	$696	$1,199	$2,583
Class I Shares	$117	$389	$681	$1,511
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$685	$991	$1,318	$2,242
Class C Shares	$218	$696	$1,199	$2,583
Class I Shares	$117	$389	$681	$1,511

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). For U.S. federal income tax purposes, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Wellington Management Company,

6	Prospectus | August 31, 2013

LLP (“Wellington Management” or the “Sub-Adviser”) believes are undervalued by the marketplace. The Sub-Adviser may invest in companies with any market capitalization, but will emphasize primarily large capitalization companies.

Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•	Stock Market Risk. The value of equity securities in the Fund will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

•

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to invest in any particular sector or sectors, the Fund may, from time to time, emphasize investments in one or more sectors.

•	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The performance shown for Class A shares and Class I shares for periods prior to August 29, 2009, reflects the performance of the Activa Mutual Funds Trust – Activa Value Fund’s Class A shares and Class I shares (as result of a prior reorganization of Activa Mutual Funds Trust – Activa Value Fund’s Class A shares and Class I shares into the Fund’s Class A shares and Class I shares), without the effect of any fee and expense limitations or waivers. If Class A shares and Class I shares of the Fund had been available during periods prior to August 29, 2009, the performance shown may have been different. Class C shares of the Fund commenced operations on June 30, 2010. The performance shown for periods prior to June 30, 2010 for Class C shares reflects the performance of the Fund’s Class A shares, calculated using the fees and expenses of Class C shares, without the effect of any fee and expense limitations or waivers. If Class C shares of the Fund had been available during periods prior to June 30, 2010, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds. com or by calling 866.759.5679.

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Annual Total Return (years ended 12/31)

Class A Shares

Best Quarter –	June 30, 2003	17.52%
Worst Quarter –	December 31, 2008	-21.09%

The Fund’s Class A Share year-to-date return as of June 30, 2013 was 15.76%.

After-tax returns are calculated using distributions for the Activa Mutual Funds Trust – Activa Fund – Class A shares for periods prior to August 29, 2009. If Class A shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class C shares and Class I shares will vary from those shown for Class A shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns

(for the period ended December 31, 2012)

	1 Year	5 years	10 years
Class A Shares
Return Before Taxes	11.72%	-1.26%	6.26%
Return After Taxes on Distributions	11.54%	-1.42%	5.89%
Return After Taxes on Distributions and Sale of Fund Shares	7.86%	-1.10%	5.42%
Class C Shares
Return Before Taxes	16.31%	-0.88%	6.07%
Class I Shares
Return Before Taxes	18.42%	0.07%	7.03%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	7.38%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%

8	Prospectus | August 31, 2013

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Wellington Management Company, LLP is the investment sub-adviser to the Fund.

PORTFOLIO MANAGER

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has managed the Fund since May 2009.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors three Classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY SECTION

CLOUGH CHINA FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 81 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 81 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C		Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50%	(1)	None		None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%	(1)	1.00%	(2)	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00		$12.00		$12.00
Redemption Fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%		2.00%		2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.35%	1.35%	1.35%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.54%	0.84%	0.59%
Shareholder Services Fees	0.00%	0.25%	0.00%
Other Fund Expenses	0.54%	0.59%	0.59%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.15%	2.95%	1.95%
Fee Waiver and Expense Reimbursement (3)	-0.19%	-0.24%	-0.24%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.96%	2.71%	1.71%

(1)  If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

(2) A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(3)  ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.70% for Class I shares, 1.95% for Class A shares, and 2.70% for Class C shares through August 31, 2014, the Adviser will reduce the fee payable with respect to the Fund to the extent of such excess and/or shall reimburse the Fund (or class as applicable) by the amount of such excess. The waiver or reimbursement shall be allocated to each class of the Fund in the same manner as the underlying expenses or fees were allocated. Effective September 1, 2014, the Adviser agrees to limit the Total Annual Fund Operating Expenses (as defined in Item 8 to Form N-1A) of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 2.75% for Class I shares, 3.00% for Class A shares, and 3.75% for Class C shares through December 31, 2018. The Adviser will consider further reductions to these limits on an annual basis. Without this agreement, expenses would be higher. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expenses was deferred. The Adviser may not discontinue this waiver without the approval of the Fund’s Board of Trustees.

10	Prospectus | August 31, 2013

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the Example does not take into consideration any agreement by the Adviser to waive fees. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$738	$1,169	$1,624	$2,879
Class C Shares	$374	$890	$1,531	$3,249
Class I Shares	$174	$589	$1,029	$2,252
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$738	$1,169	$1,624	$2,879
Class C Shares	$274	$890	$1,531	$3,249
Class I Shares	$174	$589	$1,029	$2,252

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). For U.S. federal income tax purposes, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 221% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that:

•	are organized under the laws of China, Hong Kong or Taiwan;
•	are primarily traded on the China, Hong Kong or Taiwan exchanges; or
•	derive at least 50% of their revenues from business activities in China, Hong Kong or Taiwan, but which are listed and traded elsewhere.

Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, depository receipts, exchange traded funds (“ETFs”), rights and warrants. The Fund may invest in securities of all market capitalizations, including companies in emerging markets.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

•	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

•

Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•

Geographic Risk. Investing in China, Hong Kong and Taiwan involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified.

•

Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

•	Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

•

Diversification Risk. The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value and total return than a diversified fund.

•

Industry and Sector Risk. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries or sectors. Although the Fund does not intend to invest in a particular industry or sector, the Fund may, from time to time, emphasize investments in one or more industries or sectors.

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•

Small Company Risk. While small-cap companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers tend to be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

•

Government Relationship Risk. While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If the Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the Fund will be subject to the risk that these companies’ reputation and price in the market will be adversely affected.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The performance shown for Class A Shares, Class C Shares and Class I Shares for periods prior to January 15, 2010, reflects the performance of the Old Mutual China Fund’s Class A Shares, Class C Shares and Class I Shares (as result of a prior reorganization of Old Mutual China Fund’s Class A Shares, Class C Shares and Class I Shares into the Fund’s Class A Shares, Class C Shares and Class I Shares), without the effect of any fee and expense limitations or waivers. If Class A Shares, Class C Shares and Class I Shares of the Fund had been available during periods prior to January 15, 2010, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (years ended 12/31)

Class A Shares

Best Quarter –	June 30, 2009	26.82%
Worst Quarter –	March 31, 2008	-21.03%

The Fund’s Class A Share year-to-date return as of June 30, 2013 was 0.05%.

After-tax returns are calculated using distributions for the Old Mutual China Fund – Class A Shares for periods prior to January 15, 2010. If Class A Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class A Shares of the Fund. After-tax returns for Class C Shares and Class I Shares will vary from those shown for Class A Shares due to varying sales charges and expenses among the classes.

12	Prospectus | August 31, 2013

Average Annual Total Returns

(for the period ended December 31, 2012)

	1 Year	5 Years	Since Inception (December 30, 2005)
Class A Shares
Return Before Taxes	17.01%	-1.32%	13.89%
Return After Taxes on Distributions	16.99%	-1.47%	12.64%
Return After Taxes on Distributions and Sale of Fund Shares	11.09%	-1.20%	11.64%
Class C Shares
Return Before Taxes	21.90%	-0.96%	13.96%
Class I Shares
Return Before Taxes	24.19%	0.21%	15.33%
Morgan Stanley Capital International China Index (reflects no deduction for fees, expenses or taxes)	22.75%	-3.51%	14.25%

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Clough Capital Partners LP is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Erick Brock, Partner and Research Director of Clough Capital, has been co-portfolio manager of the Fund (including the Fund’s predecessor) since July 2009. Francoise Vappareau, Managing Director of Clough Capital Hong Kong Ltd., has been co-portfolio manager of the Fund (including the Fund’s predecessor) since inception of December 2005.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors three Classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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SUMMARY SECTION

ALPS | CORECOMMODITY MANAGEMENT

COMPLETECOMMODITIES STRATEGY FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to maximize real returns, consistent with prudent investment management.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 81 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 81 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C		Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50	% (1)	None		None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00	% (1)	1.00	% (2)	None
Redemption fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%		2.00%		2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees (3)	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.44%	0.54%	0.31%
Shareholder Services Fees	0.15%	0.25%	0.00%
Other Fund Expenses	0.11%	0.11%	0.13%
Expenses of the Subsidiary	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.55%	2.15%	1.17%
Fee Waiver and/or Expense Reimbursement (4)	-0.09%	-0.09%	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursements	1.46%	2.06%	1.16%

(1)

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a contingent deferred sales charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

(2)	A CDSC of 1.00% may apply to Class C shares redeemed within the first 12 months.
(3)

The Fund intends to invest a portion of its assets in a wholly owned Cayman subsidiary (the “Subsidiary”). The Subsidiary has entered into a separate advisory agreement with ALPS Advisors, Inc. (the “Adviser”), and a separate advisory agreement with CoreCommodity Management, LLC, the Subsidiary’s investment sub-adviser and the Fund’s investment sub-adviser (the “Sub-Adviser”), for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a manage- ment fee at the same rate that the Fund pays its investment adviser, ALPS Advisors, Inc. (the “Adviser”), for services provided to the Fund. The Adviser has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. The Sub-Adviser has agreed to waive the sub-advisory fee it receives from the Adviser for services provided to the Fund in an amount equal to the sub-advisory fee it receives from the Adviser for services provided to the Subsidiary. These waivers may not be terminated without the consent of the Board of the Fund.

(4)

The Sub-Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/ expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.05% (for Class A shares), 1.05% (for Class C shares) and 1.15% (for Class I shares) of average daily net assets through August 31, 2014. The Sub-Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. This waiver may not be discontinued without approval by the Board of the Fund.

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$690	$1,004	$1,340	$2,285
Class C Shares	$309	$664	$1,145	$2,472
Class I Shares	$118	$371	$642	$1,418
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$690	$1,004	$1,340	$2,285
Class C Shares	$209	$664	$1,145	$2,472
Class I Shares	$118	$371	$642	$1,418

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

14	Prospectus | August 31, 2013

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund seeks to achieve its investment objective by investing, under normal circumstances, directly or indirectly in a combination of commodity-related equity securities (“Commodity-Related Equities”) and commodity futures-linked derivative instruments (“Commodity Futures-Linked Investments”) and thereby obtaining exposure to the commodities markets.

With respect to the Commodity-Related Equities portion of its portfolio, the Fund will seek to outperform the Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index (the “Commodity Equity Index”). The Commodity Equity Index is a modified capitalization-weighted, float-adjusted, rules-based index designed to track the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/ industrial metals, energy and precious metals sectors. In seeking to outperform the Commodity Equity Index, the Sub-Adviser utilizes both quantitative and fundamental analyses for selecting securities for inclusion in the portfolio. The Fund may purchase American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), or enter into derivative instruments based on the Commodity-Related Equities in the Commodity Equity Index. The Fund may also from time to time purchase or sell common stock, preferred stock, convertible securities and ETFs not included in the Commodity Equity Index.

With respect to the Commodity Futures-Linked Investments portion of its portfolio, the Fund will seek to outperform the Thomson Reuters/Jefferies CRB 3 Month Forward Index (the “Commodity Futures Index”), through the use of Commodity Futures-Linked Investments. The Commodity Futures Index is designed to provide a broadly diversified investment in commodities and is currently composed of futures contracts on the following 19 physical commodities: aluminum, cocoa, coffee, copper, corn, cotton, crude oil, gold, heating oil, lean hogs, live cattle, natural gas, nickel, orange juice, silver, soybeans, sugar, unleaded gasoline, and wheat. Commodity Futures-Linked Investments in which the Fund may invest, either directly and/or indirectly through the Subsidiary, a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands, include commodity futures contracts, commodity swaps, options on commodity futures and commodity-linked notes. The Fund may also from time to time invest in ETFs in seeking to outperform the Commodity Futures Index.

The Fund expects to gain exposure to the commodities market indirectly by investing up to 25% of its total assets in the Subsidiary, which is designed to enhance the ability of the Fund to obtain exposure to the commodities market through Commodity Futures-Linked Investments consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary has the same investment objective and is subject to substantially the same investment policies and investment restrictions as the Fund, except that the Subsidiary (unlike the Fund) will not invest in equity securities and may invest without limitation in commodity swaps and other commodity-linked derivative instruments. The Fund and the Subsidiary are advised by the Adviser and Sub-Adviser.

The Fund and/or the Subsidiary may invest without limit in investment grade fixed-income securities of varying maturities, including

U.S. Treasury inflation-protected securities (“TIPS”), other U.S. and foreign government securities, corporate bonds and notes, and affiliated and unaffiliated money market funds, to collateralize its Commodity Futures-Linked Investments and other derivative exposure on a day-to-day basis.

The Sub-Adviser will use its discretion to determine the percentage of the Fund’s assets allocated to each of the Commodity-Related Equities and Commodity Futures-Linked Investments portions of the Fund’s portfolio. Generally, the Sub-Adviser will take various factors into account in allocating the assets of the Fund between the Commodity-Related Equities and Commodity Futures-Linked Investments portions of its portfolio, including, but not limited to:

•	results of proprietary quantitative models developed by the Sub-Adviser;
•	the performance of index benchmarks for the Commodity-Related Equities and Commodity Futures-Linked Investments relative to each other;
•	relative price differentials for a range of commodity futures for current delivery as compared to similar commodity futures for future delivery; and
•	other market conditions.

Generally, at least 20% of the Fund’s investments, either directly or indirectly through the Subsidiary, will be allocated to each respective portion of the portfolio; provided, however, that at times the Sub-Adviser may choose to lower this minimum exposure level and give greater emphasis to Commodity-Related Equities or Commodity Futures-Linked Investments, as the case may be, based on market events such as significant market movements and significant economic events and trends.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio that may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all of the disclosure information provided and to understand that you may lose money by investing in the Fund.

•

Commodity Risk. The Fund’s investments in Commodity-Related Equities and Commodity Futures-Linked Investments may subject the Fund to significantly greater volatility than investments in traditional securities and involve substantial risks, including risk of a significant portion on their principal value. The commodities markets and the prices of various commodities may fluctuate widely based on a variety of factors. Because the Fund’s performance is linked to the performance of highly volatile commodities, investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the Fund.

•

Risks of Investing in Commodity Futures-Linked Investments and Leverage Risk. Commodity Futures-Linked Investments are subject to the risk that the market value of the commodity-linked derivative itself or the market value of the underlying instrument will change in a way adverse to the Fund’s interests. In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying commodity or index. As a result,

www.alpsfunds.com	15

the Fund may incur larger losses or smaller gains than otherwise would be the case if the Fund invested directly in the underlying commodity futures or physical commodities. A highly liquid secondary market may not exist for certain Commodity Futures- Linked Investments, and there can be no assurance that one will develop. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

•

Counterparty Risk. In connection with the Fund’s direct and indirect investments in Commodity Futures-Linked Investments, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into Commodity-Linked Derivative transactions with a limited number of counterparties or issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk.

•

Equity Risk. The values of equity securities in the Fund will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. The Fund invests in equity securities of companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors and does not measure the performance of direct investment in the underlying commodities and, therefore, may not move in the same direction and to the same extent as the underlying commodities.

•

Small- to Mid-Capitalization Companies Risk. The Fund’s investments in securities of companies with small- to mid-sized market capitalizations can present higher risks than do investments in securities of larger companies. Prices of such securities can be more volatile than the securities of larger capitalization firms and can be more thinly traded. This may result in such securities being less liquid.

•

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. In addition, the Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the statement of additional information and could adversely affect the Fund.

•

Tax Risk. The Fund is limited in its ability to derive qualifying income from direct investment in Commodity Futures-Linked Investments. Based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from Commodity Futures-Linked Investments and the Subsidiary as qualifying income. However, a private letter ruling is binding on the Internal Revenue Service (“IRS”) only for the taxpayer that receives it and the Fund has not obtained and does not presently expect to request such a private letter ruling from the IRS. The IRS has suspended the issuance of private letter rulings concerning these issues and there can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position.

•

Credit Risk. The companies in which the Fund may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

•

Interest Rate Risk. The Fund’s investments in fixed income securities may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease.

•

Risks of Investing in Inflation-Protected Securities. The value of inflation-protected securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS and vice versa. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS.

•

Risk of Investing in Other Investment Companies. To the extent the Fund invests in other investment companies, such as ETFs, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses.

•

Nondiversification Risk. The Fund is classified as non-diversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund’s NAV and total return. Being non-diversified may also make the Fund more susceptible to financial, economic, political or other developments that may impact a security. Although the Fund may from time to time satisfy the requirements for a diversified fund, its non-diversified classification gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

•

Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•

Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

•	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.
•

Currency Risk. The risk that fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s non-U.S. investments to decline in terms of U.S. dollars. Additionally, certain of the Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency.

16	Prospectus | August 31, 2013

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (years ended 12/31)

Class A Shares

Best Quarter –	March 31, 2011	11.14%
Worst Quarter –	September 30, 2011	-16.04%

The Fund’s Class A share year-to-date return as of June 30, 2013 was -10.04%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class C shares and Class I shares will vary from those shown for Class A shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns

(for the period ended December 31, 2012)

	1 Year	Since Inception (June 29, 2010)
Class A Shares
Return Before Taxes	-6.25%	6.35%
Return After Taxes on Distributions	-6.63%	4.41%

	1 Year	Since Inception (June 29, 2010)
Return After Taxes on Distributions and Sale of Fund Shares	-4.01%	4.36%
Class C Shares
Return Before Taxes	-2.36%	8.19%
Class I Shares
Return Before Taxes	-0.48%	9.07%
Thomson Reuters / Jefferies CRB Index (reflects no deduction for fees, expenses or taxes)	-3.28%	5.87%
Dow Jones-UBS Commodity Index (reflects no deduction for fees, expenses or taxes)	-1.06%	4.70%

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and CoreCommodity Management, LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Robert B. Hyman, Senior Vice President of CoreCommodity Management, LLC, has been the portfolio manager of the Fund and the Cayman Subsidiary since they commenced trading operations (and co-portfolio manager since May 2012). Satch Chada, President of the Investor Solutions Group of CoreCommodity Management LLC, has been co-portfolio manager of the Fund and the Cayman Subsidiary since May 2012.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors three Classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.alpsfunds.com	17

SUMMARY SECTION

RIVERFRONT GLOBAL GROWTH FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 81 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 81 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C		Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50	% (1)	None		None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00	% (1)	1.00	% (2)	None
Redemption Fee	None		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.38%	0.63%	0.38%
Shareholder Services Fees	0.00%	0.25%	0.00%
Other Fund Expenses	0.38%	0.38%	0.38%
Acquired Fund Fees and Expenses	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses	1.75%	2.50%	1.50%
Fee Waiver and Expense Reimbursement (3)	-0.33%	-0.33%	-0.33%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement	1.42%	2.17%	1.17%
(1)

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.
(3)

ALPS Advisors, Inc. (the “Adviser”) and RiverFront Investment Group, LLC (the “Sub-Adviser”) have contractually agreed to limit the amount of total annual expenses of the Fund (exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage commissions, taxes and extraordinary expenses) to 0.90% of the average daily net assets for the Class A, Class C and Class I shares. This agreement is in effect through August 31, 2014. Each of the Adviser and the Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the Example does not take into consideration any agreement by the Adviser to waive fees. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$687	$1,040	$1,417	$2,471
Class C Shares	$320	$747	$1,300	$2,807
Class I Shares	$119	$442	$787	$1,760
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$687	$1,040	$1,417	$2,471
Class C Shares	$220	$747	$1,300	$2,807
Class I Shares	$119	$442	$787	$1,760

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and, for U.S. federal income tax purposes, may result in higher taxes

18	Prospectus | August 31, 2013

when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 113% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is designed to meet investor needs for a diversified portfolio solution with a defined risk objective of long-term growth through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The portfolio is built around a strategic allocation which allocates the portfolio’s investments to large cap stocks, small- and mid-cap stocks, international securities (including emerging markets), and other investments. The Fund will normally be fully invested in equity securities, including common stock and exchange-traded funds (“ETFs”). The portfolio management team may depart from the targeted allocation range when they feel that certain sectors of the financial markets are overvalued or undervalued.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•

Allocation Risk. The performance of the Fund relative to its benchmark will depend largely on the decisions of RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, RiverFront’s judgments as to the asset classes in which the Fund should invest may prove to be wrong, as some asset classes may perform worse than others or the equity markets generally from time to time or for extended periods of time.

•

Management Risk. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, securities or sectors may prove to be incorrect. Such errors could result in a negative return and a loss to you.

•

Sector and Securities Selection Risk. The performance of the Fund is related to the economic sectors that RiverFront may choose to emphasize or deemphasize from time to time, as well as to the individual securities selected by RiverFront within those sectors. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

•

Stock Market Risk. The Fund will invest significantly in common stocks. Stock prices vary and may fall, often in tandem with fluctuations in the overall stock markets, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock markets.

•

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•

Style Investing Risk. To the extent the Fund focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

•

Small- and Mid-Cap Risk. From time to time, the Fund may invest significantly in small-capitalization and mid-capitalization stocks, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-size companies may be subject to greater and more abrupt price fluctuations. In addition, smaller and mid-size companies may lack the management experience, financial resources and product di- versification of larger companies, making them more susceptible to market pressures and business failure.

•

ETF Investment Risk. ETFs are investment companies that are bought and sold on a securities exchange. The price of an ETF can fluctuate within a wide range, and the Fund could lose money by investing in an ETF if the prices of the securities owned by the ETF go down. The market price of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange. In addition, the Fund incurs its proportionate shares of the expenses of the ETFs in which it invests, which has the effect of increasing the operating expenses of the Fund and thus the costs of your investment in the Fund.

www.alpsfunds.com	19

•

Foreign Issuer and Emerging Markets Risk. The Fund will invest in securities of foreign issuers, which are subject to certain inherent risks, such as political or economic disruptions or instability of the country of issue, the difficulty of predicting international trade patterns, foreign currency fluctuations, and the possibility of imposition of exchange controls. Such securities may also be subject to greater variations in price than securities of domestic corporations. At times, the prices of foreign stocks and the prices of U.S. stocks have moved in opposite directions. Foreign securities may be less liquid and involve higher transaction costs, as foreign securities markets may be less efficient than U.S. markets. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in those countries.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The performance shown for periods prior to September 27, 2010 reflects the performance of the RiverFront Long-Term Growth Fund, a series of Baird Funds, Inc., as a result of a prior reorganization of the Baird Funds — RiverFront Long-Term Growth Fund into the Fund, without the effect of any fee and expense limitations or waivers. If the Fund’s shares had been available during the periods shown, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds. com or by calling 866.759.5679.

Calendar Year Annual Returns for Class A Shares

(for periods ending 12/31)

Best Quarter –	June 30, 2009	16.70%
Worst Quarter –	September 30, 2011	-19.32%

The Fund’s Class A share year-to-date return as of June 30, 2013 was 4.56%.

After-tax returns are shown only for Class A shares, and the after-tax returns for Class C and Class I shares will vary. After-tax returns are calculated by using the highest historical individual federal marginal income tax rates (i.e., maximum rates) and do not include state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., retirement plans or Individual Retirement Accounts).

Average Annual Total Returns

(for the period ended December 31, 2012)

	One Year	Since Inception (October 28, 2008)
Class A Shares
Return Before Taxes	8.83%	9.86%
Return After Taxes on Distributions	8.38%	9.07%
Return After Taxes on Distributions and Sale of Fund Shares	5.88%	8.21%
Class C Shares
Return Before Taxes	13.26%	10.54%
Class I Shares
Return Before Taxes	15.48%	11.64%
MSCI ACWI (All Country World Index) (reflects no deduction for fees, expenses or taxes)	16.13%	13.70%
S&P 500® Index	15.48%	13.01%

20	Prospectus | August 31, 2013

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and RiverFront Investment Group, LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Michael Jones, CFA Rod Smyth and Doug Sandler, CFA of RiverFront Investment Group, LLC have been the co-portfolio managers of the Fund since its inception in 2008. Chris Konstantinos has been co-portfolio manager since 2013.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors five Classes of shares, only Classes A, C and I are offered in this prospectus. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.alpsfunds.com	21

SUMMARY SECTION

RIVERFRONT GLOBAL ALLOCATION FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return means the combination of capital appreciation and investment income.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 81 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 81 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50% (1)	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00% (1)	1.00% (2)	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.57%	0.82%	0.57%
Shareholder Services Fees	0.00%	0.25%	0.00%
Other Fund Expenses	0.57%	0.57%	0.57%
Acquired Fund Fees and Expenses	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	1.95%	2.70%	1.70%
Fee Waiver and Expense Reimbursement (3)	-0.52%	-0.52%	-0.52%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement	1.43%	2.18%	1.18%
(1)

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months.
(3)

ALPS Advisors, Inc. (the “Adviser”) and RiverFront Investment Group, LLC (the “Sub-Adviser”) have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 0.90% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2014. Each of the Adviser and the Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the Example does not take into consideration any agreement by the Adviser to waive fees. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$688	$1,081	$1,498	$2,657
Class C Shares	$321	$789	$1,383	$2,989
Class I Shares	$120	$485	$874	$1,963
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$688	$1,081	$1,498	$2,657
Class C Shares	$221	$789	$1,383	$2,989
Class I Shares	$120	$485	$874	$1,963

22	Prospectus | August 31, 2013

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and, for U.S. federal income tax purposes, may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 113% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is designed to meet investor needs for a diversified portfolio solution with a defined risk objective of growth through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The Fund’s portfolio is built around a long-term strategic allocation which allocates the Fund’s investments to large cap stocks, small and mid-cap stocks, international securities (including emerging markets), and bonds. The Fund will normally be invested in 80% equity securities (including common stock and ETFs) and 20% fixed income securities (including corporate debt and ETFs). The fixed-income securities may be of any quality or duration. The portfolio management team may depart from the targeted allocation range when they feel that certain sectors of the financial markets are overvalued or undervalued.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•

Allocation Risk. The performance of the Fund relative to its benchmark will depend largely on the decisions of RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, RiverFront’s judgments as to the asset classes in which the Fund should invest may prove to be wrong, as some asset classes may perform worse than others or the equity markets generally from time to time or for extended periods of time.

•	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.
•

Sector and Securities Selection Risk. The performance of the Fund is related to the economic sectors that RiverFront may choose to emphasize or deemphasize from time to time, as well as to the individual securities selected by RiverFront within those sectors. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

•

Stock Market Risk. The Fund will invest significantly in common stocks. Stock prices vary and may fall, often in tandem with fluctuations in the overall stock markets, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock markets.

•	Interest Rate Risk. The value of the Fund’s investments in fixed-income securities will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.

•

Credit Risk. The companies in which the Fund may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

•

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•

Style Investing Risk. To the extent the Fund focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

•

Small- and Mid-Cap Risk. From time to time, the Fund may invest significantly in small-capitalization and mid-capitalization stocks, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-size companies may be subject to greater and more abrupt price fluctuations. In addition, smaller and mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

www.alpsfunds.com	23

•

ETF Investment Risk. ETFs are investment companies that are bought and sold on a securities exchange. The price of an ETF can fluctuate within a wide range, and the Fund could lose money by investing in an ETF if the prices of the securities owned by the ETF go down. The market price of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange. In addition, the Fund incurs its proportionate shares of the expenses of the ETFs in which it invests, which has the effect of increasing the operating expenses of the Fund and thus the costs of your investment in the Fund.

•

High Yield Securities Risk. The Fund may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

•

Foreign Issuer and Emerging Markets Risk. The Fund will invest in securities of foreign issuers, which are subject to certain inherent risks, such as political or economic disruptions or instability of the country of issue, the difficulty of predicting international trade patterns, foreign currency fluctuations, and the possibility of imposition of exchange controls. Such securities may also be subject to greater variations in price than securities of domestic corporations. At times, the prices of foreign stocks and the prices of U.S. stocks have moved in opposite directions. Foreign securities may be less liquid and involve higher transaction costs, as foreign securities markets may be less efficient than U.S. markets. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in those countries.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (years ended 12/31)

Class A Shares

Best Quarter –	March 31, 2012	8.63%
Worst Quarter –	September 30, 2011	-16.39%

The Fund’s Class A share year-to-date return as of June 30, 2013 was 3.94%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class C shares and Class I shares will vary from those shown for Class A shares due to varying sales charges and expenses among the classes.

24	Prospectus | August 31, 2013

Average Annual Total Returns

(for the period ended December 31, 2012)

	1 Year	Since Inception (August 2, 2010)
Class A Shares
Return Before Taxes	6.13%	3.36%
Return After Taxes on Distributions	5.73%	3.07%
Return After Taxes on Distributions and Sale of Fund Shares	4.12%	2.74%
Class C Shares
Return Before Taxes	10.40%	5.01%
Class I Shares
Return Before Taxes	12.51%	6.03%
MSCI ACWI (reflects no deduction for fees, expenses or taxes)	16.13%	8.14%

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and RiverFront Investment Group, LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Michael Jones, CFA, Rod Smyth, Doug Sandler, CFA, and Tim Anderson, CFA of RiverFront Investment Group, LLC have been the co-portfolio managers of the Fund since its inception in 2010. Chris Konstantinos has been co-portfolio manager since 2013.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors three Classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.alpsfunds.com	25

SUMMARY SECTION

RIVERFRONT DYNAMIC EQUITY INCOME FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term growth and income through a combination of capital appreciation and rising dividend payments that exceeds the average yield on global stocks generally.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 81 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 81 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50% (1)	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00% (1)	1.00% (2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.46%	0.71%	0.46%
Shareholder Services Fees	0.00%	0.25%	0.00%
Other Fund Expenses	0.46%	0.46%	0.46%
Acquired Fund Fees and Expenses	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	1.84%	2.59%	1.59%
Fee Waiver and Expense Reimbursement (3)	-0.41%	-0.41%	-0.41%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement	1.43%	2.18%	1.18%

(1)	If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); how-

ever, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.
(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months.
(3)

ALPS Advisors, Inc. (the “Adviser”) and RiverFront Investment Group, LLC (the “Sub-Adviser”) have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 0.90% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2014. Each of the Adviser and the Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the Example does not take into consideration any agreement by the Adviser to waive fees. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$688	$1,059	$1,454	$2,555
Class C Shares	$321	$766	$1,338	$2,890
Class I Shares	$120	$462	$827	$1,852
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$688	$1,059	$1,454	$2,555
Class C Shares	$221	$766	$1,338	$2,890
Class I Shares	$120	$462	$827	$1,852

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and, for U.S. federal income tax purposes, may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 136% of the average value of its portfolio.

26	Prospectus | August 31, 2013

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is designed for investors seeking current income and the potential for their income level to grow over time, while managing risk through a combination of capital appreciation and rising dividend payments that exceeds the average yield on global stocks generally. To achieve these objectives the Fund will typically have a substantial allocation to dividend paying stocks; therefore, investors in this Fund should be able to assume a certain degree of portfolio volatility. Under normal conditions, the portfolio is expected to have between 60% and 90% of its assets invested in a diversified basket of dividend paying stocks, with the balance of the Fund (typically 10%-40%) invested in various other income-paying securities, including corporate debt. The fixed-income securities may be of any quality or duration. The Fund may also invest significantly in exchange-traded funds (“ETFs”). The portfolio management team may depart from the targeted allocation range when they feel that certain sectors of the financial markets are overvalued or undervalued.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•

Allocation Risk. The performance of the Fund relative to its benchmark will depend largely on the decisions of RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, RiverFront’s judgments as to the asset classes in which the Fund should invest may prove to be wrong, as some asset classes may perform worse than others or the equity markets generally from time to time or for extended periods of time.

•	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

•

Sector and Securities Selection Risk. The performance of the Fund is related to the economic sectors that RiverFront may choose to emphasize or deemphasize from time to time, as well as to the individual securities selected by RiverFront within those sectors. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

•	Stock Market Risk. The Fund will invest significantly in common stocks. Stock prices vary and may fall, often in tandem with fluctuations in the overall stock markets, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock markets.

•	Interest Rate Risk. The value of the Fund’s investments in fixed-income securities will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.

•

Credit Risk. The companies in which the Fund may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

•

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•

Style Investing Risk. To the extent the Fund focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

•

Small- and Mid-Cap Risk. From time to time, the Fund may invest significantly in small-capitalization and mid-capitalization stocks, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-size companies may be subject to greater and more abrupt price fluctuations. In addition, smaller and mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

•

ETF Investment Risk. ETFs are investment companies that are bought and sold on a securities exchange. The price of an ETF can fluctuate within a wide range, and the Fund could lose money by investing in an ETF if the prices of the securities owned by the ETF go down. The market price of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange. In addition, the

www.alpsfunds.com	27

Fund incurs its proportionate shares of the expenses of the ETFs in which it invests, which has the effect of increasing the operating expenses of the Fund and thus the costs of your investment in the Fund.

•

High Yield Securities Risk. The Fund may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

•

Foreign Issuer and Emerging Markets Risk. The Fund will invest in securities of foreign issuers, which are subject to certain inherent risks, such as political or economic disruptions or instability of the country of issue, the difficulty of predicting international trade patterns, foreign currency fluctuations, and the possibility of imposition of exchange controls. Such securities may also be subject to greater variations in price than securities of domestic corporations. At times, the prices of foreign stocks and the prices of U.S. stocks have moved in opposite directions. Foreign securities may be less liquid and involve higher transaction costs, as foreign securities markets may be less efficient than U.S. markets. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in those countries.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (years ended 12/31)

Class A Shares

Best Quarter –	December 31, 2011	8.49%
Worst Quarter –	September 30, 2011	-13.71%

The Fund’s Class A share year-to-date return as of June 30, 2013 was 4.65%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class C shares and Class I shares will vary from those shown for Class A shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns

(for the period ended December 31, 2012)

	1 Year	Since Inception (August 2, 2010)
Class A Shares
Return Before Taxes	4.23%	4.84%
Return After Taxes on Distributions	3.60%	4.44%
Return After Taxes on Distributions and Sale of Fund Shares	2.93%	3.97%
Class C Shares
Return Before Taxes	8.50%	6.50%

28	Prospectus | August 31, 2013

	1 Year	Since Inception (August 2, 2010)
Class I Shares
Return Before Taxes	10.65%	7.59%
MSCI ACWI (reflects no deduction for fees, expenses or taxes)	16.13%	8.14%

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and RiverFront Investment Group, LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Michael Jones, CFA, Rod Smyth, Doug Sandler, CFA, and Tim Anderson, CFA of RiverFront Investment Group, LLC have been the co-portfolio managers of the Fund since its inception in 2010. Chris Konstantinos has been co-portfolio manager since 2013.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors three Classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.alpsfunds.com	29

SUMMARY SECTION

RIVERFRONT MODERATE GROWTH & INCOME FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks in general and (2) to provide a growing stream of income over the years. The Fund’s secondary objective is to provide growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 81 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 81 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50% (1)	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00% (1)	1.00% (2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.29%	0.54%	0.29%
Shareholder Services Fees	0.00%	0.25%	0.00%
Other Fund Expenses	0.29%	0.29%	0.29%
Acquired Fund Fees and Expenses	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	1.65%	2.40%	1.40%
Fee Waiver and Expense Reimbursement (3)	-0.24%	-0.24%	-0.24%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement	1.41%	2.16%	1.16%
(1)

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.
(3)

ALPS Advisors, Inc. (the “Adviser”) and RiverFront Investment Group, LLC (the “Sub-Adviser”) have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 0.90% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2014. Each of the Adviser and the Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the Example does not take into consideration any agreement by the Adviser to waive fees. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$686	$1,019	$1,376	$2,376
Class C Shares	$319	$725	$1,258	$2,714
Class I Shares	$118	$419	$743	$1,657
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$686	$1,019	$1,376	$2,376
Class C Shares	$219	$725	$1,258	$2,714
Class I Shares	$118	$419	$743	$1,657

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and, for U.S. federal income tax purposes, may result in higher taxes when Fund shares are held in a taxable account. These costs,

30	Prospectus | August 31, 2013

which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 108% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is designed for investors seeking current income and the potential for their income level to grow over time. To achieve these objectives the Fund will typically have a substantial allocation to dividend paying stocks; therefore, investors in this portfolio should be able to assume a certain degree of portfolio volatility. Under normal conditions, the Fund is expected to invest between 50% and 70% of its assets invested in a diversified basket of dividend paying stocks, with the balance of the Fund (typically 30-50%) invested in various other income-paying securities, including corporate debt. The fixed-income securities may be of any quality or duration. The Fund may also invest significantly in exchange-traded funds (“ETFs”). The portfolio management team may depart from the targeted allocation range when they feel that certain sectors of the financial markets are overvalued or undervalued.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•

Allocation Risk. The performance of the Fund relative to its benchmark will depend largely on the decisions of RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, RiverFront’s judgments as to the asset classes in which the Fund should invest may prove to be wrong, as some asset classes may perform worse than others or the equity markets generally from time to time or for extended periods of time.

•	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

•

Sector and Securities Selection Risk. The performance of the Fund is related to the economic sectors that RiverFront may choose to emphasize or deemphasize from time to time, as well as to the individual securities selected by RiverFront within those sectors. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

•

Stock Market Risk. The Fund will invest significantly in common stocks. Stock prices vary and may fall, often in tandem with fluctuations in the overall stock markets, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock markets.

•	Interest Rate Risk. The value of the Fund’s investments in fixed-income securities will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.

•

Credit Risk. The companies in which the Fund may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

•

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•

Style Investing Risk. To the extent the Fund focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

•

Small-and Mid-Cap Risk. From time to time, the Fund may invest significantly in small-capitalization and mid-capitalization stocks, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-size companies may be subject to greater and more abrupt price fluctuations. In addition, smaller and mid-size companies may lack the management experience, financial resources and product di- versification of larger companies, making them more susceptible to market pressures and business failure.

•

ETF Investment Risk. ETFs are investment companies that are bought and sold on a securities exchange. The price of an ETF can fluctuate within a wide range, and the Fund could lose money by investing in an ETF if the prices of the securities owned by the ETF go down. The market price of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading

www.alpsfunds.com	31

of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange. In addition, the Fund incurs its proportionate shares of the expenses of the ETFs in which it invests, which has the effect of increasing the operating expenses of the Fund and thus the costs of your investment in the Fund.

•

High Yield Securities Risk. The Fund may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

•

Foreign Issuer and Emerging Markets Risk. The Fund will invest in securities of foreign issuers, which are subject to certain inherent risks, such as political or economic disruptions or instability of the country of issue, the difficulty of predicting international trade patterns, foreign currency fluctuations, and the possibility of imposition of exchange controls. Such securities may also be subject to greater variations in price than securities of domestic corporations. At times, the prices of foreign stocks and the prices of U.S. stocks have moved in opposite directions. Foreign securities may be less liquid and involve higher transaction costs, as foreign securities markets may be less efficient than U.S. markets. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in those countries.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (years ended 12/31)

Class A Shares

Best Quarter –	December 31, 2011	6.36%
Worst Quarter –	September 30, 2011	-9.13%

The Fund’s Class A share year-to-date return as of June 30, 2013 was 3.63%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class C shares and Class I shares will vary from those shown for Class A shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns

(for the period ended December 31, 2012)

	1 Year	Since Inception (August 2, 2010)
Class A Shares
Return Before Taxes	2.44%	3.58%
Return After Taxes on Distributions	1.80%	3.12%
Return After Taxes on Distributions and Sale of Fund Shares	1.73%	2.85%
Class C Shares
Return Before Taxes	6.56%	5.24%

32	Prospectus | August 31, 2013

	1 Year	Since Inception (August 2, 2010)
Class I Shares
Return Before Taxes	8.67%	6.30%
S&P 500® (reflects no deduction for fees, expenses or taxes)	16.00%	12.72%
50% S&P 500® and 50% Barclays US Aggregate (reflects no deduction for fees, expenses or taxes)	10.13%	9.17%

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and RiverFront Investment Group, LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Michael Jones, CFA, Rod Smyth, Doug Sandler, CFA, and Tim Anderson, CFA of RiverFront Investment Group, LLC have been the co-portfolio managers of the Fund since its inception in 2010. Chris Konstantinos has been co-portfolio manager since 2013.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors three Classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.alpsfunds.com	33

SUMMARY SECTION

RIVERFRONT CONSERVATIVE INCOME BUILDER FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to provide current income and potential for that income to grow over time.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 81 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 81 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50% (1)	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00% (1)	1.00% (2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	4.10%	4.35%	4.10%
Shareholder Services Fees	0.00%	0.25%	0.00%
Other Fund Expenses	4.10%	4.10%	4.10%
Acquired Fund Fees and Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	5.50%	6.25%	5.25%
Fee Waiver and Expense Reimbursement (3)	-4.05%	-4.05%	-4.05%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement	1.45%	2.20%	1.20%

(1)  If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months.
(3)

ALPS Advisors, Inc. (the “Adviser”) and RiverFront Investment Group, LLC (the “Sub-Adviser”) have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 0.90% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2014. Each of the Adviser and the Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the Example does not take into consideration any agreement by the Adviser to waive fees. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$689	$1,760	$2,821	$5,427
Class C Shares	$323	$1,492	$2,730	$5,697
Class I Shares	$122	$1,209	$2,291	$4,972
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$689	$1,760	$2,821	$5,427
Class C Shares	$223	$1,492	$2,730	$5,697
Class I Shares	$122	$1,209	$2,291	$4,972

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and, for U.S. federal income tax purposes, may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the period September 4, 2012 (inception) through April 30, 2013, the Fund’s portfolio turnover was 73% of the average value of its portfolio.

34	Prospectus | August 31, 2013

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is designed for investors seeking current income and the potential for their income level to grow over time, primarily through investments in fixed-income securities supplemented by dividend-paying stocks. Under normal conditions, the Fund’s portfolio is expected to have between 50% and 80% of its assets invested in various fixed-income securities, including high- and low-grade corporate debt, with the balance of the Fund (typically 20%-50%) invested in a diversified basket of dividend-paying stocks, including small-and mid-cap domestic and foreign securities. The fixed-income securities may be of any quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. Under normal conditions, the Fund will generally invest in stock of companies with various market capitalizations but will typically seek to limit its investments in domestic companies within any single market capitalization category to no more than 50% of its total assets in large-cap or mid-cap and no more than 35% in small-cap or micro-cap. The Fund may also invest significantly in exchange-traded funds (ETFs). The Fund’s portfolio management team may depart from the targeted allocation range when they feel that certain sectors of the financial markets are overvalued or undervalued.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•

Allocation Risk. The performance of the Fund will depend largely on the decisions of RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, RiverFront’s judgments as to the asset classes in which the Fund should invest may prove to be wrong, as some asset classes may perform poorly in relation to other asset classes or in relation to the equity markets in general from time to time or for extended periods of time.

•	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

•

Sector and Securities Selection Risk. The performance of the Fund is related to the economic sectors that RiverFront may choose to emphasize or deemphasize from time to time, as well as to the individual securities selected by RiverFront within those sectors. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

•

Stock Market Risk. The Fund may invest significantly in common stocks. Stock prices vary and may fall, often in tandem with fluctuations in the overall stock markets, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock markets.

•

Interest Rate Risk. The fixed-income securities in which the Fund may invest may be of any quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The value of the Fund’s investments in fixed-income securities will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.

•

Credit Risk. The companies in which the Fund may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

•

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•

Style Investing Risk. To the extent the Fund focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

•

Small- and Mid-Cap Risk. From time to time, the Fund may invest significantly in small-capitalization and mid-capitalization stocks, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-size companies may be subject to greater and more abrupt price fluctuations. In addition, smaller and mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

www.alpsfunds.com	35

•

ETF Investment Risk. ETFs are investment companies that are bought and sold on a securities exchange. The price of an ETF can fluctuate within a wide range, and the Fund could lose money by investing in an ETF if the prices of the securities owned by the ETF go down. The market price of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares may be de-listed from the exchange. In addition, the Fund incurs its proportionate shares of the expenses of the ETFs in which it invests, which has the effect of increasing the operating expenses of the Fund and thus the costs of your investment in the Fund.

•

High Yield Securities Risk. The Fund may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are speculative, less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

•

Foreign Issuer and Emerging Markets Risk. The Fund may invest in securities of foreign issuers, which are subject to certain inherent risks, such as political or economic disruptions or instability of the country of issue, the difficulty of predicting international trade patterns, foreign currency fluctuations, and the possibility of imposition of exchange controls. Such securities may also be subject to greater variations in price than securities of domestic corporations. At times, the prices of foreign stocks and the prices of U.S. stocks have moved in opposite directions. Foreign securities may be less liquid and involve higher transaction costs, as foreign securities markets may be less efficient than U.S. markets. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in those countries.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund has not yet completed a full year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark selected for the Fund. Updated performance information will be available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. (the “Adviser”) is the investment adviser to the Fund, and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Michael Jones, CFA, Rod Smyth, Doug Sandler, CFA, and Tim Anderson, CFA of RiverFront have been the co-portfolio managers of the Fund since its inception in 2012. Chris Konstantinos has been co-portfolio manager since 2013.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors three Classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

36	Prospectus | August 31, 2013

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.alpsfunds.com	37

SUMMARY SECTION

ALPS | KOTAK INDIA GROWTH FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 81 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 81 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50% (1)	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00% (1)	1.00% (2)	None
Redemption fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	6.51%	6.61%	6.36%
Shareholder Services Fees	0.15%	0.25%	0.00%
Other Fund Expenses	5.17%	5.17%	5.17%
Expenses of the Subsidiary	1.19%	1.19%	1.19%
Total Annual Fund Operating Expenses	8.01%	8.61%	7.61%
Fee Waiver and Expense Reimbursement (3)	-6.01%	-6.01%	-6.01%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement	2.00%	2.60%	1.60%

(1)  If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a contingent deferred sales charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

(2)	A CDSC of 1.00% may apply to Class C shares redeemed within the first 12 months.
(3)

ALPS Advisors, Inc. (the “Adviser”) has agreed to waive and Kotak Mahindra (UK) Limited (the “Sub-Adviser”) has agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, Acquired fund fees and expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.60% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2014. The Adviser and the Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses they have borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$742	$2,255	$3,682	$6,904
Class C Shares	$363	$1,964	$3,550	$7,059
Class I Shares	$163	$1,696	$3,153	$6,488
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$742	$2,255	$3,682	$6,904
Class C Shares	$263	$1,964	$3,550	$7,059
Class I Shares	$163	$1,696	$3,153	$6,488

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To achieve its objective, the Fund will invest at least 80% of its net assets in equity and equity-linked securities of “Indian companies.” Indian companies are those that:

38	Prospectus | August 31, 2013

•	are organized under the laws of, or maintain their principal place of business in, or for which the principal trading market for their securities is in India;
•	derive 50% or more of their total revenue or profit from either goods or services produced or sales made in India; or
•	have 50% or more of their assets in India.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund intends to invest in companies of all capitalization sizes. The Fund intends to invest in the equity securities of Indian companies by investing in shares of a wholly owned, collective investment vehicle (the “Portfolio”), registered with and regulated by the Mauritius Financial Services Commission. The Portfolio shall invest in securities of a wide selection of Indian companies, consistent with the Fund’s investment strategies. Investment by the Portfolio is a tax efficient method of investing in Indian companies. The Portfolio will seek to establish residency in Mauritius to be eligible to receive beneficial tax treatment under the double taxation avoidance agreement entered into between Mauritius and India (the “Treaty”).

To the extent the Fund invests through the Portfolio, an investment in the Fund is an indirect investment in the Portfolio. Unless the context indicates otherwise, descriptions in this Prospectus of securities and transactions, and their associated investment risks and restrictions, refer to and apply with respect to investments made by the Portfolio.

The Fund will invest directly and/or indirectly in equity and equity-linked securities of Indian companies that, in the opinion of the Sub-Adviser have one or more of the following characteristics for growth, such as, but not exclusively limited to Indian companies:

•	that are sector leaders and enjoy leadership in their respective segments;
•	that are strong asset plays;
•	that are expected to witness operational and financial improvement due to positive swing in their business cycles;
•	that are expected to sustain high growth due to their ability to create new markets, develop nascent business segments and operate successfully in niche segments with scale-up potential;
•	that are expected to create and deliver long-term value due to innovation and IPR development; and
•	display the potential for value unlocking in the medium- to long-term due to strategic sale, change in management, deregulation, economic legislation and reform.

The Fund will normally invest at least 80% of its net assets directly or indirectly in equity and equity-linked securities of Indian companies. Because the financials sector (including the banking and insurance industries) represents a significant portion of the total capitalization of the Indian market, the Fund’s investments may be concentrated in the financials sector.

The Sub-Adviser will implement an active Fund management strategy, employing both “top-down” and “bottom-up” research styles combined with macro and economic analysis. As a “top down” investor, the Sub-Adviser focuses primarily on broad investment contours like sectoral and sub-sectoral composition. The Sub-Adviser’s investment team examines the Indian and global economy to identify potential investment opportunities across industries. As a “bottom-up” investor focusing primarily on individual securities, the Sub-Adviser looks for companies whose current valuations, in the Sub-Adviser’s opinion, does not reflect future growth prospects. The Sub-Adviser chooses companies that have identifiable drivers of future earnings growth and present, in the Sub-Adviser’s opinion, the best trade-off between that potential earnings growth, business and financial risk and valuation. The Sub-Adviser’s philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above average or rising margins and strong returns on capital invested in the business. In choosing equity investments, the Sub-Adviser also considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

•

India Market Risks. Investments in India can be considered speculative, and therefore may offer higher potential for losses. Political and economic structures in India generally lack the social, political and economic stability of more developed nations. Share prices of Indian companies tend to be volatile, can be subject to currency exchange fluctuations and can lack liquidity. The stock markets in India are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations The risk of loss may be increased because Indian issuers are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the United States. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets. Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Indian securities fall out of favor, it may cause the Fund to under perform funds that do not concentrate in a single region of the world.

The political, economic and social structures of many developing countries, including India, may be less stable and more volatile than those in the U.S. investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries.

www.alpsfunds.com	39

•

Financials Sector Risk. The Indian financials industry is subject to extensive governmental control, protection and regulation, which may adversely affect the scope of financials industry firm activities, the prices they can charge and the amount of capital they must maintain. Policies and regulations implemented by the Reserve Bank of India, which serves as the country’s central bank, may also have an adverse impact on Indian financial institutions. The Indian financials industry is exposed to risks that may impact the value of investments in the financials industry more severely than investments outside this sector, including operating with substantial financial leverage. The Indian financials industry may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. India poses additional unique risks with respect to the financials industry, such as the fact that only a small portion of the population holds insurance.

•

Investment into India from Mauritius. The Fund intends to invest into the Portfolio. The Portfolio, which shall invest in the securities of Indian companies, is an entity formed in the Republic of Mauritius which has elected to be treated as a disregarded entity for U.S. federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for U.S. federal income tax purposes.

The taxation of the Portfolio in India shall be governed by the provisions of the India Income Tax Act, 1961 (“Act”), read with the provisions of the Treaty. As per Section 90(2) of the Act, the provisions of the Act would apply only to the extent they are more beneficial than the provisions of the Treaty, Circular No. 789 dated April 13, 2000 issued by the Central Board of Direct Taxes, India states that a certificate of residence is issued by the Mauritian Authorities, shall constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the Treaty. Further, as per Section 90 of the Act, in order to avail the benefit of the Treaty, a person is required to obtain and provide a tax residence certificate issued by the Mauritius Revenue Authority along with prescribed information.

While the Portfolio currently holds a tax residency certificate in Mauritius and is expected to renew it on an annual basis, there is no guarantee that such renewal would be granted by the Mauritius Revenue Authority. In case the Portfolio is found not to be tax resident in Mauritius, the Portfolio may no longer be eligible for the benefits under certain provisions of the Treaty which consequently may have an adverse impact on the taxability of the Portfolio and the returns to the investors.

•

Indirect Transfer of Indian Assets. The Finance Act, 2012 introduced a provision in the Act for the levy of capital gains tax on income arising from the transfer of shares/ interest in a company/ entity organized outside India which derives, directly or indirectly, its value substantially from the assets located in India. The transferor in this case is required to withhold taxes and pay the same to the Government of India. Pursuant to the said provision, there is a possibility that Indian tax authorities may seek to tax the transfer or redemption of shares in the Portfolio, notwithstanding that there is no transfer taking place in India, on the basis that the shares of the Portfolio derive substantial value from India.

Therefore, it is possible that the income arising from the transfer or redemption of the shares of the Portfolio or the Fund may be taxable in India in the hands of a transferor, where the value of such shares is substantially derived, directly or indirectly, from assets located in India and such transferor is located in a jurisdiction with which India does not have a more beneficial double taxation avoidance treaty.

•

General Anti Avoidance Rule (“GAAR”). The Finance Act, 2012 had introduced GAAR into the Act, which, subsequent to the amendments introduced by the Finance Act, 2013, will come into effect from April 1, 2015. Please see “TAXES — Investment into India from Mauritius” in the SAI for an overview of the provisions of GAAR.

As per GAAR, in the event a transaction/ arrangement is determined as being an ‘impermissible avoidance arrangement’, the tax authorities may deny tax benefits even if conferred under a tax treaty. Consequently, the application of GAAR could have an adverse impact on the taxability of the Fund and the returns to the Investors.

•

Draft Direct Taxes Code Bill. As part of its tax reform initiatives, the Government of India is in the process of revising, consolidating and simplifying the language and structure of India’s direct tax laws into a single piece of legislation – the Direct Tax Code (“DTC”). A draft bill for the DTC was referred to a Parliamentary Standing Committee, which has given its recommendations on the DTC. Once approved by both Houses of the Indian Parliament and receives the President’s assent, it would be enacted as law. As a result of the introduction of the DTC, it could have an impact on the taxability of the Portfolio, the Fund and could adversely impact the returns to the investors.

•

Minimum Alternative Tax. In the event that the benefits of the India/Mauritius Tax Treaty are not available to the Portfolio, or if the Portfolio is held to have Permanent Establishment in India, the Portfolio may be subject to a Minimum Alternate Tax (“MAT”). As per the Act, if the tax payable by any company (including a foreign company) is less than 18.5% of its book profits, it will be required to pay MAT which will be deemed to be 18.5% (subject to currently applicable surcharge on foreign companies being of 2% where total income of such foreign company does not exceed INR 100,000,000, or 5% in other cases (hereinafter referred to as “Surcharge”), on tax payable and education cess and secondary higher education cess aggregating to 3% (hereinafter referred to as “Education Cess”) on tax payable and surcharge thereon) of such book profits. Long-term capital gains on the sale of listed securities are included in the definition of “book profits” for the purposes of calculating MAT.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct

40	Prospectus | August 31, 2013

investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (years ended 12/31)

Class A Shares

Best Quarter –	March 31, 2012	24.09%
Worst Quarter –	June 30, 2012	-6.90%

The Fund’s Class A share year-to-date return as of June 30, 2013 was -10.98%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class C shares and Class I shares will vary from those shown for Class A shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns

(for the period ended December 31, 2012)

	1 Year	Since Inception (February 14, 2011)
Class A Shares
Return Before Taxes	29.90%	-5.70%
Return After Taxes on Distributions	29.90%	-5.71%
Return After Taxes on Distributions and Sale of Fund Shares	19.44%	-4.83%
Class C Shares
Return Before Taxes	35.70%	-3.48%
Class I Shares
Return Before Taxes	37.92%	-2.49%

	1 Year	Since Inception (February 14, 2011)
MSCI Index TR (reflects no deduction for fees, expenses or taxes)	25.94%	-4.79%
CNX 500 Index (reflects no deduction for fees, expenses or taxes)	29.92%	-6.41%

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Kotak Mahindra (UK) Limited is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Nitin Jain, principal Fund manager at Kotak, has been portfolio manager of the Fund since its inception in 2011. Harish Krishnan, investment manager at Kotak Mahindra (UK) Limited, has been portfolio manager of the Fund since its inception in 2011.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors three Classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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SUMMARY SECTION

ALPS | ALERIAN MLP INFRASTRUCTURE INDEX FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index (the “Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 81 of this Prospectus and in “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 81 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50% (1)	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00% (1)	1.00% (2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.54%	0.64%	0.39%
Shareholder Services Fees	0.15%	0.25%	0.00%
Other Fund Expenses (3)	0.39%	0.39%	0.39%
Deferred Income Tax Expense (4)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.49%	2.09%	1.09%
Fee Waiver and Expense Reimbursement (5)	-0.24%	-0.24%	-0.24%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement	1.25%	1.85%	0.85%

(1)

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months.
(3)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(4)

The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter ‘‘C’’ corporation. As a ‘‘C’’ corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. In addition, the Fund is new and may not have significant operating history upon which to base such estimations. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year.

(5)

ALPS Advisors, Inc. (the “Adviser”) has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, interest expense, taxes and extraordinary expenses, to 0.85% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2014. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS
Class A Shares	$670	$973
Class C Shares	$288	$632
Class I Shares	$87	$323
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$670	$973
Class C Shares	$188	$632
Class I Shares	$87	$323

42	Prospectus | August 31, 2013

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and, for U.S. federal income tax purposes, may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the period December 31, 2012 (inception) to April 30, 2013, the Fund’s portfolio turnover was 3% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund employs a “passive management” - or indexing - investment approach designed to track the performance of the Index. The Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Index was developed by Alerian, a leading provider of objective MLP benchmarks, data and analytics. The Index is comprised of 25 energy infrastructure MLPs that earn a majority of their cash flow from the transportation and storage of energy commodities. As of June 30, 2013, the U.S. dollar-denominated market capitalizations of the Index Components ranged from approximately $2 billion to approximately $57 billion.

The Fund will normally invest at least 90% of its total net assets in securities that comprise the Index (or depositary receipts based on such securities). Under normal conditions, the Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Index.

MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy MLPs eligible for inclusion in the Index, approximately two-thirds trade on the New York Stock Exchange (“NYSE”) and the rest trade on the NASDAQ Stock Market (“NASDAQ”).

To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•	Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

•

Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Tax Status of the Fund. The Fund is taxed as a regular corporation (or so-called subchapter “C” corporation) for federal income tax purposes, and will be subject to tax on its taxable income at rates applicable to corporations. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so

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obligated. As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

•

Deferred Tax Liability. Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of such MLP equity securities. For financial statement purposes, the Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which may not be provided on a timely basis, to estimate the Fund’s deferred tax liability for purposes of financial statement reporting and determining its net asset value (“NAV”). From time to time, ALPS Advisors, Inc. (the “Adviser”) will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the highest federal income tax rate applicable to corporations (currently 35%) and an assumed rate attributable to state or local taxes. The daily estimate of the Fund’s deferred tax liability may vary substantially from the Fund’s actual tax liability. Modifications of estimates or assumptions, changes in generally accepted accounting principles or changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

•

Potential Substantial After-Tax Tracking Error from Index Performance. As discussed above, the Fund will be subject to taxation on its taxable income. The NAV of Fund Shares will also be reduced by the accrual of any deferred tax liabilities. The Index, however, is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

•

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for U.S. federal income tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.

Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

•

Industry Specific Risks. The Fund invests primarily in energy infrastructure companies. Energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to, the following:

•	reduced volumes of natural gas or other energy commodities available for transporting, processing or storing;
•	new construction risks and acquisition risk which can limit growth potential;
•	a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;
•	changes in the regulatory environment;
•	extreme weather;
•	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
•	threats of attack by terrorists.

•

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, as described in more detail in the Prospectus. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

•

MLP Tax Risk. MLPs are treated as partnerships for U.S. federal income tax purposes and do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and reduced distributions.

•	Equity Securities Risk. MLP common units and other equity securities may be effected by macro-economic and other factors affecting the stock market in general, including

44	Prospectus | August 31, 2013

without limitation, expectations of interest rates, investor sentiment towards the natural resources sector, changes in an issuer’s financial condition, and poor performance of a particular issuer.

•

Liquidity Risk. Although common units of MLPs trade on the NYSE, the NASDAQ, and American Stock Exchange (“AMEX”), certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

•

Issuer Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issues can be more volatile than that of larger issues.

•

Concentration Risk. Under normal circumstances, and to the extent consistent with the Fund’s investment objective of seeking investment results that correspond (before fees and expenses) generally to the price and yield performance of the Index, the Fund concentrates its investments in MLPs and the energy infrastructure industry. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

•

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

•

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it may not necessarily sell a security solely because the security’s issuer is in financial difficulty unless that security is removed from the Index.

•

Non-Correlation Risk. In addition to the risk of tracking error due to the effect of taxes, the Fund’s return may not match the return of the Index for other reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index.

•

New Fund Risk. The Fund is newly formed and therefore has limited performance history for investors to evaluate. In addition, the Fund may not have significant operating history upon which to base estimations of accrued tax liabilities.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark selected for the Fund. Updated performance information will be available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

INVESTMENT ADVISER

ALPS Advisors, Inc. (the “Adviser”) is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Michael Akins, Senior Vice President Index Management of the Adviser, has been the portfolio manager of the Fund since its inception in 2012.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors three classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are generally taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. A portion of the Fund’s distributions may be expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable to you, but reduce your tax basis in your Fund Shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.alpsfunds.com	45

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

This section describes the Funds’ investment objectives and principal investment strategies. See “More on the Funds’ Investments and Related Risks” in this Prospectus and the Statement of Additional Information about the Funds’ investments and the risks of investing.

What are the Funds’ Investment Objectives?

Fund	Investment Objective
ALPS | Red Rocks Listed Private Equity Fund	The Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream.
ALPS | WMC Disciplined Value Fund	The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective.
Clough China Fund	The Fund seeks to provide investors with long-term capital appreciation.
ALPS | CoreCommodity Management Complete- Commodities Strategy Fund	The Fund seeks to maximize real returns (returns after inflation), consistent with prudent investment management.
RiverFront Global Growth Fund

The Fund seeks to achieve long term capital appreciation through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.

RiverFront Global Allocation Fund

The Fund seeks to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return means the combination of capital appreciation and investment income.

RiverFront Dynamic Equity Income Fund	The Fund seeks to achieve long-term growth and income through a combination of capital appreciation and rising dividend payments that exceeds the average yield on global stocks generally.
RiverFront Moderate Growth & Income Fund

The Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks in general and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital.

Fund	Investment Objective
RiverFront Conservative Income Builder Fund	The Fund seeks to provide current income and potential for that income to grow over time.
The ALPS | Kotak India Growth Fund	The Fund’s investment goal is long-term capital appreciation.
ALPS | Alerian MLP Infrastructure Index Fund	The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index (the “Index”).

While there is no assurance that a Fund will achieve its investment objective, each Fund endeavors to do so by following the strategies and policies described in this prospectus.

Each Fund’s Board of Trustees (the “Board”) may change this objective or the Fund’s principal investment strategies without a shareholder vote. Each Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are each Fund’s Principal Investment Strategies?

ALPS | Red Rocks Listed Private Equity Fund

To achieve its objective, the Fund will invest at least 80% of its net assets in (i) securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as their stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”) and (ii) derivatives, including options, futures, forwards, swap agreements and participation notes, that otherwise have the economic characteristics of Listed Private Equity Companies. Although the Fund does not invest directly in private companies, it will be managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies. The determination of whether a company is a Listed Private Equity Company will be made at the time of purchase and a portfolio company’s status will not vary solely as a result of fluctuations in the

46	Prospectus | August 31, 2013

value of its assets or as a result of the progression of its holdings through the normal stages of a private equity company, including the exit stage. A portfolio company is considered to have a stated intention of investing primarily in private companies if it meets the criteria above under normal circumstances, notwithstanding temporary fluctuations in the public/private values of its private equity portfolio. The inclusion of a company in a recognized Listed Private Equity index will be considered a primary factor in the determination of whether a company is a Listed Private Equity Company.

Red Rocks Capital LLC, the Funds sub-adviser, (“Red Rocks” or the “Sub-Adviser”) selects investments from the Listed Private Equity Company universe pursuant to a proprietary selection methodology using quantitative and qualitative historical results and commonly used financial measurements such as: price-to-book, price-to-sales, price-to-earnings, return on equity and balance sheet analysis. In addition, the Sub-Adviser observes the depth and breadth of company management, including management turnover. Lastly, the Sub-Adviser looks to allocate the portfolio directly and indirectly amongst industry sectors, geographic locations, stage of investment and the year in which the private equity firm or fund makes a commitment or an investment in a fund, asset or business (“vintage year”).

ALPS | WMC Disciplined Value Fund

The Fund invests primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-Adviser”) believes are undervalued by the marketplace. The Sub-Adviser may invest in companies with any market capitalization, but will emphasize primarily large capitalization companies.

Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies.

Clough China Fund

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that:

•	are organized under the laws of China, Hong Kong or Taiwan;
•	are primarily traded on the China, Hong Kong or Taiwan exchanges; or
•	derive at least 50% of their revenues from business activities in China, Hong Kong or Taiwan, but which are listed and traded elsewhere.

Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, depository receipts, exchange traded funds

(“ETFs”), rights and warrants. The Fund may invest in securities of all market capitalizations, including companies in emerging markets.

ALPS | CoreCommodity Management CompleteCommodities Strategy Fun (the “CompleteCommodities Strategy Fund”)

The Fund seeks to achieve its investment objective by investing, under normal circumstances, directly or indirectly in a combination of commodity-related equity securities (“Commodity-Related Equities”) and commodity futures-linked derivative instruments (“Commodity Futures-Linked Investments”) and thereby obtaining exposure to the commodities markets.

With respect to the Commodity-Related Equities portion of its portfolio, the Fund will seek to outperform the Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index (the “Commodity Equity Index”). The Commodity Equity Index is a modified capitalization-weighted, float-adjusted, rules-based index designed to track the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors. In seeking to outperform the Commodity Equity Index, the CoreCommodity Management LLC, the Fund’s sub-adviser (“CoreCommodity” or the “Sub-Adviser”) utilizes both quantitative and fundamental analyses for selecting securities for inclusion in the portfolio. The Fund may purchase American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), or enter into derivative instruments based on the Commodity-Related Equities in the Commodity Equity Index. The Fund may also from time to time purchase or sell common stock, preferred stock, convertible securities and ETFs not included in the Commodity Equity Index.

With respect to the Commodity Futures-Linked Investments portion of its portfolio, the Fund will seek to outperform the Thomson Reuters/Jefferies CRB 3 Month Forward Index (the “Commodity Futures Index”), through the use of Commodity Futures-Linked Investments. The Commodity Futures Index is designed to provide a broadly diversified investment in commodities and is currently composed of futures contracts on the following 19 physical commodities: aluminum, cocoa, coffee, copper, corn, cotton, crude oil, gold, heating oil, lean hogs, live cattle, natural gas, nickel, orange juice, silver, soybeans, sugar, unleaded gasoline, and wheat. Commodity Futures-Linked Investments in which the Fund may invest, either directly and/or indirectly through the Subsidiary, a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands, include commodity futures contracts, commodity swaps, options on commodity futures and commodity-linked notes. The Fund may also from time to time invest in ETFs in seeking to outperform the Commodity Futures Index.

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The Fund expects to gain exposure to the commodities market indirectly by investing up to 25% of its total assets in the Subsidiary, which is designed to enhance the ability of the Fund to obtain exposure to the commodities market through Commodity Futures-Linked Investments consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary has the same investment objective and is subject to substantially the same investment policies and investment restrictions as the Fund, except that the Subsidiary (unlike the Fund) will not invest in equity securities and may invest without limitation in commodity swaps and other commodity-linked derivative instruments. The Fund and the Subsidiary are advised by the Adviser and Sub-Adviser.

The Fund and/or the Subsidiary may invest without limit in investment grade fixed-income securities of varying maturities, including U.S. Treasury inflation-protected securities (“TIPS”), other U.S. and foreign government securities, corporate bonds and notes, and affiliated and unaffiliated money market funds, to collateralize its Commodity Futures-Linked Investments and other derivative exposure on a day-to-day basis.

The Sub-Adviser will use its discretion to determine the percentage of the Fund’s assets allocated to each of the Commodity-Related Equities and Commodity Futures-Linked Investments portions of the Fund’s portfolio. Generally, the Sub-Adviser will take various factors into account in allocating the assets of the Fund between the Commodity-Related Equities and Commodity Futures-Linked Investments portions of its portfolio, including, but not limited to:

•	results of proprietary quantitative models developed by the Sub-Adviser;
•	the performance of index benchmarks for the Commodity-Related Equities and Commodity Futures-Linked Investments relative to each other;
•	relative price differentials for a range of commodity futures for current delivery as compared to similar commodity futures for future delivery; and
•	other market conditions.

Generally, at least 20% of the Fund’s investments, either directly or indirectly through the Subsidiary, will be allocated to each respective portion of the portfolio; provided, however, that at times the Sub-Adviser may choose to lower this minimum exposure level and give greater emphasis to Commodity-Related Equities or Commodity Futures-Linked Investments, as the case may be, based on market events such as significant market movements and significant economic events and trends.

RiverFront Global Growth Fund

The Fund is designed to meet investor needs for a diversified portfolio solution with a defined risk objective of long-term growth through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The portfolio is built around a strategic allocation which allocates the portfolio’s investments to large cap stocks, small- and mid-cap stocks, international securities (including emerging markets), and other investments. The Fund will normally be fully invested in equity securities, including common stock and exchange-traded funds (“ETFs”). The portfolio management team may depart from the targeted allocation range when they feel that certain sectors of the financial markets are overvalued or undervalued.

RiverFront Global Allocation Fund

The Fund is designed to meet investor needs for a diversified portfolio solution with a defined risk objective of growth through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The Fund’s portfolio is built around a long-term strategic allocation which allocates the Fund’s investments to large cap stocks, small and mid-cap stocks, international securities (including emerging markets), and bonds. The Fund will normally be invested in 80% equity securities (including common stock and ETFs) and 20% fixed income securities (including corporate debt and ETFs). The fixed-income securities may be of any quality or duration. The portfolio management team may depart from the targeted allocation range when they feel that certain sectors of the financial markets are overvalued or undervalued.

RiverFront Dynamic Equity Income Fund

The Fund is designed for investors seeking current income and the potential for their income level to grow over time, while managing risk through a combination of capital appreciation and rising dividend payments that exceeds the average yield on global stocks generally. To achieve these objectives the Fund will typically have a substantial allocation to dividend paying stocks; therefore, investors in this Fund should be able to assume a certain degree of portfolio volatility. Under normal conditions, the portfolio is expected to have between 60% and 90% of its assets invested in a diversified basket of dividend paying stocks, with the balance of the Fund (typically 10%-40%) invested in various other income-paying securities, including corporate debt. The fixed-income securities may be of any quality or duration. The Fund may also invest significantly in ETFs. The portfolio management team may depart from the targeted allocation range when they feel that certain sectors of the financial markets are overvalued or undervalued.

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RiverFront Moderate Growth & Income Fund.

The Fund is designed for investors seeking current income and the potential for their income level to grow over time. To achieve these objectives the Fund will typically have a substantial allocation to dividend paying stocks; therefore, investors in this portfolio should be able to assume a certain degree of portfolio volatility. Under normal conditions, the Fund is expected to invest between 50% and 70% of its assets invested in a diversified basket of dividend paying stocks, with the balance of the Fund (typically 30-50%) invested in various other income-paying securities, including corporate debt. The fixed-income securities may be of any quality or duration. The Fund may also invest significantly in ETFs. The portfolio management team may depart from the targeted allocation range when they feel that certain sectors of the financial markets are overvalued or undervalued.

RiverFront Conservative Income Builder Fund

The Fund is designed for investors seeking current income and the potential for their income level to grow over time, primarily through investments in fixed-income securities supplemented by dividend-paying stocks. Under normal conditions, the Fund’s portfolio is expected to have between 50% and 80% of its assets invested in various fixed-income securities, including high- and low-grade corporate debt, with the balance of the Fund (typically 20%-50%) invested in a diversified basket of dividend-paying stocks, including small-and mid-cap domestic and foreign securities. The fixed-income securities may be of any quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. Under normal conditions, the Fund will generally invest in stock of companies with various market capitalizations but will typically seek to limit its investments in domestic companies within any single market capitalization category to no more than 50% of its total assets in large-cap or mid-cap and no more than 35% in small-cap or micro-cap. The Fund may also invest significantly in ETFs. The Fund’s portfolio management team may depart from the targeted allocation range when they feel that certain sectors of the financial markets are overvalued or undervalued.

Applicable to all RiverFront Funds

Risk Management

RiverFront Investment Group, LLC, the Fund’s sub-adviser (“RiverFront” or the “Sub-Adviser”) utilizes risk management techniques in its investment process. Those techniques include understanding the risks being assumed, monitoring the impact of those risks on performance, and promptly addressing those asset classes that are not performing.

The RiverFront portfolio and risk management teams meet regularly to review holdings, evaluate their risks, assess the portfolio managers’ conviction levels on the holdings, and determine decision points for the sale of holdings. RiverFront will sell positions in individual securities and ETFs when it no longer believes they present attractive long-term growth opportunities relative to other possible investments in that asset class or when RiverFront changes its strategic asset allocation or makes tactical adjustments to address under-performing asset classes.

Market Capitalization Strategy

Each Fund will generally invest in stock of companies with various market capitalizations but will typically limit its investments in domestic companies within any single market capitalization category to no more than 50% of its total assets for large-cap or mid-cap and no more than 35% for small-cap or micro-cap. RiverFront uses the industry leading CRSP (Center for Research in Securities Pricing) as a general guideline for defining market caps.

Investment Selection Process

In constructing a Fund’s portfolio RiverFront employs a multidimensional investment discipline, involving:

•	Strategic asset allocation
•	Tactical adjustments, sector strategy and optimized security selection
•	Disciplined risk management

Strategic Asset Allocation

In making strategic asset allocation decisions for a Fund, RiverFront seeks to identify various equity and other asset classes or market sectors that appear to present attractive relative long-term value and capital growth opportunities over a three-to five-year period, and to position the Fund’s portfolio across asset classes that offer the optimal combination of risk and long-term return potential. Equity asset classes or market sectors may include various combinations of equity securities of companies across the market capitalization spectrum, growth and value stocks, U.S. stocks and foreign equities (e.g., large-cap growth, mid-cap value, small-cap value, foreign developed country and emerging markets). Based on an analysis of historical returns, RiverFront believes that a strong relationship exists between the price paid for an asset and asset’s subsequent longer-term return, and looks for asset classes that offer good relative values. RiverFront applies sophisticated mathematical models to various asset classes to produce forward-looking estimates of their potential long-term returns based upon whether the asset class is priced above or below its historical long-term average, and combines those estimates with volatility and correlation assumptions to select asset classes with long-term growth potential and determine the percentage each asset class will represent of the entire portfolio.

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Tactical Adjustments

After determining the strategic asset allocation for a Fund, RiverFront applies tactical allocation that incorporates price, economic and earnings momentum into the asset allocation decisions. Tactical allocation combines mathematical valuation models with market judgment and technical analysis in making risk-controlled adjustments to the strategic asset allocation in order to take advantage of short-term opportunities. The most significant tactical adjustments are made to markets in which investor sentiment has driven valuations to an extreme, the trend in those markets is showing signs of turning, and the Federal Reserve policy is clearly supportive of the market’s new direction. The maximum tactical adjustment to the percentage represented by a particular asset class relative to the strategic asset allocation is normally 10%. The allocation among the asset classes may vary substantially over time.

Sector Strategy and Security Selection

RiverFront uses both fundamental and technical analysis to determine sector strategy and select individual securities for each Fund. Fundamental analysis is used to determine the relative attractiveness of specific economic sectors and securities in terms of their long-term capital growth potential, and technical analysis is used to understand investor sentiment that drives price to earnings multiples and to challenge RiverFront’s fundamental viewpoint.

ALPS | Kotak India Growth Fund

To achieve its objective, the Fund will invest at least 80% of its net assets in equity and equity-linked securities of “Indian companies.” Indian companies are those that:

•	are organized under the laws of, or maintain their principal place of business in, or for which the principal trading market for their securities is in India; or
•	derive 50% or more of their total revenue or profit from either goods or services produced or sales made in India; or
•	have 50% or more of their assets in India.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund intends to invest in companies of all capitalization sizes. The Fund intends to invest in the equity securities of Indian companies by investing in shares of a wholly owned, collective investment vehicle (the “Portfolio”), registered with and regulated by the Mauritius Financial Services Commission. The Portfolio shall invest in securities of a wide selection of Indian companies, consistent with the Fund’s investment strategies. Investment by the Portfolio is a tax efficient method of investing in Indian companies. The Portfolio will seek to establish residency in Mauritius to be eligible to receive beneficial tax treatment under the double taxation avoidance agreement entered into between Mauritius and India (the “Treaty”).

To the extent the Fund invests through the Portfolio, an investment in the Fund is an indirect investment in the Portfolio. Unless the context indicates otherwise, descriptions in this Prospectus of securities and transactions, and their associated investment risks and restrictions, refer to and apply with respect to investments made by the Portfolio.

The Fund will invest directly and/or indirectly in equity and equity-linked securities of Indian companies that, in the opinion of Kotak Mahindra (UK) Limited, the Fund’s sub-adviser (“Kotak” or the “Sub-Adviser”) have one or more of the following characteristics for growth, such as, but not exclusively limited to Indian companies:

•	that are sector leaders and enjoy leadership in their respective segments;
•	that are strong asset plays;
•	that are expected to witness operational and financial improvement due to positive swing in their business cycles;
•	that are expected to sustain high growth due to their ability to create new markets, develop nascent business segments and operate successfully in niche segments with scale-up potential;
•	that are expected to create and deliver long-term value due to innovation and IPR development; and
•	with the potential for value unlocking in the medium- to long-term due to strategic sale, change in management, deregulation, economic legislation and reform.

The Fund will normally invest at least 80% of its net assets directly or indirectly in equity and equity-linked securities of Indian companies. Because the financials sector (including the banking and insurance industries) represents a significant portion of the total capitalization of the Indian market, the Fund’s investments may be concentrated in the financials sector.

The Sub-Adviser will implement an active Fund management strategy, employing both “top-down” and “bottom-up” research styles combined with macro and economic analysis. As a “top down” investor, the Sub-Adviser focuses primarily on broad investment contours like sectoral and sub-sectoral composition. The Sub-Adviser’s investment team examines the Indian and global economy to identify potential investment opportunities across industries. As a “bottom-up” investor focusing primarily on individual securities, the Sub-Adviser looks for companies whose current valuations, in the Sub-Adviser’s opinion, does not reflect future growth prospects. The Sub-Adviser chooses companies that have identifiable drivers of future earnings growth and present, in the Sub-Adviser’s opinion, the best trade-off between

50	Prospectus | August 31, 2013

that potential earnings growth, business and financial risk and valuation. The Sub-Adviser’s philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above average or rising margins and strong returns on capital invested in the business. In choosing equity investments, the Sub-Adviser also considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself.

ALPS | Alerian MLP Infrastructure Index Fund

The Fund employs a “passive management” - or indexing - investment approach designed to track the performance of the Index. The Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Index was developed by Alerian, a leading provider of objective MLP benchmarks, data and analytics. The Index is comprised of 25 energy infrastructure MLPs that earn a majority of their cash flow from the transportation and storage of energy commodities. As of June 30, 2013, the U.S. dollar-denominated market capitalizations of the Index Components ranged from approximately $2 billion to approximately $57 billion.

The Fund will normally invest at least 90% of its total net assets in securities that comprise the Index (or depositary receipts based on such securities). Under normal conditions, the Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Index.

MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy MLPs eligible for inclusion in the Index, approximately two-thirds trade on the New York Stock Exchange (“NYSE”) and the rest trade on the NASDAQ Stock Market (“NASDAQ”).

To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the

Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Index Construction

An MLP must meet the following criteria in order to be eligible for inclusion in the Index:

•	Earn at least 50% of its distributable cash flow from energy infrastructure hard assets that are not directly exposed to changes in commodity prices;
•	Be a publicly traded partnership or limited liability company (“LLC”) exempt from corporate taxation;
•	Trade on the NYSE, NASDAQ or AMEX;
•	Represent the primary limited partner interests of a partnership or LLC that is an operating company;
•	Have four consecutive quarters of distributions equal to or greater than the partnership’s MQD; and
•	Have a median daily trading volume for each of the trailing six full months of at least 25,000 units.

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An independent advisory board of auditors, MLP executives, institutional fund managers, legal partners, and other senior financial professionals reviews all constituent changes to the Index as well as all modifications to methodology to ensure that they are made objectively and without bias. The board is comprised of a minimum of five members and a maximum of 13 members, all of whom must be independent. Any material modification to index methodology, introduction of a new index, or interim constituent change, such as that caused by merger and acquisition activity, will result in interim meetings of the board.

Index Components are selected quarterly in connection with the reconstitution of the Index. Their respective weights are rebalanced quarterly using a modified capitalization weighted, float adjusted methodology in connection with the rebalancing of the Index. The Index rebalancing occurs quarterly on the third Friday of the last month of each calendar quarter. Share weights of the Index Components remain constant between quarters, except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Index are not adjusted between rebalancing dates for shares issued or shares repurchased. Their respective weights are rebalanced quarterly in connection with the rebalancing of the Index.

The information contained herein regarding the Index was provided by Alerian.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

MORE ON EACH FUND’S INVESTMENTS AND RELATED RISKS

Each Fund’s investment objective and its principal investment strategies are described above under “Investment Objective and Principal Investment Strategies.” This section provides additional information about each Fund’s investment strategies and certain portfolio management techniques the Funds may use, as well as the principal and other risks that may affect each Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Funds’ Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Securities in which the Funds Invest?

Equity Securities

Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments. Each Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests.

Foreign Securities

Each Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States, including issuers located in emerging markets. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

Derivative Securities

Each Fund may invest in options, futures, forwards, swap agreements, participation notes and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return. Such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs.

Growth Securities

Growth securities are equity securities that have or are expected to have strong sales and earnings growth and capital appreciation potential and that will grow faster than the economy as a whole. Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

Value Securities

Value securities are equity securities that are or are believed to be currently underpriced. Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

Small- and Medium-Sized Company Securities

Small- and medium-sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small- and medium-sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

Small- and medium-sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small- and medium-sized

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companies tend to have younger product lines whose distribution and revenues are still maturing.

Corporate Debt Securities

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Fixed-Income Securities

Each Fund may also invest in other fixed-income securities, including corporate bonds and notes, U.S. and foreign government securities and affiliated and unaffiliated money market securities.

Credit Quality

Securities are considered to be investment grade if:

•	They are rated BBB- or higher by a nationally recognized statistical rating organization (“NRSRO”);
•	They have received a comparable short-term or other rating; or
•	They are unrated securities that the Sub-Adviser believes to be of comparable quality to rated investment-grade securities.

If a security receives different ratings, a Fund will treat the security as being rated in the highest rating category. A Fund may choose not to sell securities that are downgraded after their purchase below the Fund’s minimum acceptable credit rating.

High Yield Securities

Each Fund may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are speculative, less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

Exchange Traded Funds

Each Fund may invest in shares of ETFs and other similar

instruments if the investment manager chooses to adjust a Fund’s exposure to the general market or industry sectors and to manage a Fund’s risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit a Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts — to obtain exposure to the stock market or a particular segment of the stock market, or to hedge a Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Commodity-Related Equities (CompleteCommodities Strategy Fund only)

The Fund will invest in equity securities of companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors. The agriculture sector includes companies engaged in the manufacture and production of seeds, traits (seed characteristics attained through genetic modification), chemicals and fertilizers, timber, farm machinery, equipment and irrigation, agricultural products, and livestock and aquaculture. The base/industrial metals sector includes companies engaged in the production of aluminum, steel, uranium, and diversified metals and mining. The energy sector includes companies engaged in the production of coal and consumable fuels, integrated oil and gas, oil and gas exploration and production, oil and gas drilling, oil and gas equipment and services, oil and gas refining and marketing, and oil and gas storage and transportation (excluding shipping). The precious metals sector includes companies engaged in the mining and production of gold and precious metals and minerals. The equity securities in which the Fund will invest may

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not move in the same direction and to the same extent as the underlying commodities.

Commodity Futures and Options on Commodity Futures (CompleteCommodities Strategy Fund only)

Futures contracts and options on futures contracts allow for the future sale by one party and purchase by another party of a specified amount of a specific commodity at a specified future time and at a specified price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a commodity and protect against a rise in prices. Futures contracts enable the seller to lock in a price at which it may sell a commodity and protect against declines in the value of the commodity. An option on a futures contract gives the purchaser the right (in exchange for a premium) to assume a position in a futures contract at a specified exercise price during the term of the option.

Commodity Swaps (CompleteCommodities Strategy Fund only)

Commodity swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. Swaps will normally be entered into on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund (whether directly or through the Subsidiary) receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations (whether directly or through the Subsidiary) under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund.

Commodity-Linked Notes (CompleteCommodities Strategy Fund only)

Commodity-linked notes are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Investments in a Wholly Owned Subsidiary (CompleteCommodities Strategy Fund only)

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Dividends and Distributions” and “Taxes.”

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including commodity futures contracts, commodity swaps and options on commodity futures. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. When the Sub-Adviser believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity-linked notes, the Fund’s investment in the Subsidiary will likely increase. The Subsidiary also will invest in inflation-protected securities and other fixed income instruments, which are intended to serve as collateral for the Subsidiary’s derivatives positions. To the extent that the Fund invests in the Subsidiary, it will be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus (see “Discussion of Principal and Non-Principal Risks”), as if the Fund were investing in those derivative instruments and other securities directly rather than through the Subsidiary.

The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. The Subsidiary has the same investment objective and is subject to substantially the same investment policies (with respect to the Commodity Futures-Linked Investments portion only) and investment restrictions as the Fund, except that the Subsidiary (unlike the Fund) may invest without limitation in commodity swaps and other commodity-linked derivative instruments. The Subsidiary will also be subject to the same compliance policies and procedures as the Fund. In addition, the Fund wholly owns and controls the Subsidiary, and the Sub-Adviser acts as sub-adviser to the Fund and the investment adviser to the Subsidiary.

Inflation-Protected Securities (CompleteCommodities Strategy Fund only)

Inflation-protected securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of the inflation-protected security will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain

54	Prospectus | August 31, 2013

corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

MLPs (ALPS | Alerian MLP Infrastructure Index Fund only)

MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy MLPs eligible for inclusion in the Index, approximately two-thirds trade on the New York Stock Exchange (“NYSE”) and the rest trade on the NASDAQ Stock Market (“NASDAQ”).

To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

What are the Non-Principal Strategies of the Funds?

Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not principal investment strategies of a Fund. If successful, they may benefit a Fund by earning a return on a Fund’s assets or reducing risk; however, they may not achieve the Fund’s objective.

Illiquid Investments

Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Board, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

Short Sales

Each Fund may engage in short sales, which are subject to special risks. A short sale involves the sale by a Fund of a security or instrument that it does not own with the hope of purchasing the same security or instrument at a later date at a lower price. Each Fund may also enter into a short derivative position through a futures contract or swap agreement.

Investment Limitations

Except with respect to the illiquid investment restrictions set forth above, all limitations on each Fund’s investments listed in this Prospectus will apply at the time of investment. Each Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on a Fund’s investments refer to total assets.

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Portfolio Turnover

Each Fund may engage in short-term trading. This means that a Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of the Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential). This activity will increase a Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of a Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary U.S. federal income tax rates.

Repurchase Agreements

Each Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that a Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by a Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

Temporary Defensive Investments

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents. Under such circumstances, a Fund may not achieve its investment objective.

Cash Position

Each Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. When a Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested.

Non-Principal Investment Strategies Applicable to Certain Funds

ALPS | Kotak India Growth Fund

The Fund may from time to time hedge all or a portion of its foreign currency exposure against the U.S. dollar.

The Fund may invest in securities denominated in Indian Rupees, U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may invest up to 20% of its net assets, plus the amount of borrowings for investment purposes, in debt obligations and debt securities that may or may not qualify as securities of “Indian companies,” which may be lower-rate or unrated, when consistent with the Fund’s investment goal, and securities issued by governmental entities and private issuers. The Fund also may invest in high yield securities and high risk bonds which are below investment grade (junk bonds).

The Fund may invest any portion of its assets that is not in Indian companies in high-quality short-term money market instruments, money market shares, repurchase agreements or equity or debt securities of companies in countries outside of India. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These instruments may be in various currencies.

Where the capital markets in certain countries are either less developed or not easily accessible to foreign investors, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

ALPS | Alerian MLP Infrastructure Index Fund

The Fund will normally invest at least 90% of its total net assets in component securities that comprise the Index. The Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index),

56	Prospectus | August 31, 2013

forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to the Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

The Fund will not lend its portfolio securities.

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DISCUSSION OF PRINCIPAL AND NON-PRINCIPAL RISKS

There are inherent risks associated with each Fund’s principal investment strategies. The factors that are most likely to have a material effect on a particular Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of each Fund are summarized in each Fund’s “Fund Summary” section above and further described following the table. The table below identifies the principal and non-principal risks of each Fund. Each Fund may be subject to additional risks other than those described because the types of investment made by a Fund may change over time. Because certain Funds invest in other investment companies, they will be subject to the same risks of the other investment companies to the extent of their investment. For additional information regarding risks of investing in a Fund, please see the SAI.

Fund Name:	ALPS | Red Rocks Listed Private Equity Fund	ALPS | WMC Disciplined Value Fund	Clough China Fund	CompleteCommodity Strategy Fund	RiverFront Global Growth Fund
Allocation Risk	N/A	N/A	N/A	N/A	P
Commodity Futures and Options on Commodity Futures Risk	N/A	N/A	N/A	P	N/A
Commodity Futures-Linked Investments Risk	N/A	N/A	N/A	P	N/A
Commodity Risk	N/A	N/A	N/A	P	N/A
Commodity Swaps Risk	N/A	N/A	N/A	P	N/A
Commodity-Linked Notes Risk	N/A	N/A	N/A	P	N/A
Corporate Debt Risk	N/A	N/A	N/A	N/A	N/A
Counterparty Risk	N/A	N/A	N/A	P	N/A
Credit Risk	NP	N/A	N/A	P	N/A
Currency Risk	P	N/A	P	P	NP
Depositary Receipt Risk	N/A	N/A	N/A	N/A	NP
Derivatives Risk	P	NP	NP	P	N/A
Emerging Markets Risk	P	N/A	P	P	P
Equity Securities Risk	P	P	P	P	P
Exchange-Traded Funds Risk	NP	N/A	NP	NP	P
Indian Financials Sector Risk	N/A	N/A	N/A	N/A	N/A
Focused Investment Risk	NP	N/A	N/A	N/A	N/A
Futures Contracts Risk	NP	NP	NP	NP	NP
Geographic Risk	N/A	N/A	P	N/A	N/A
Government Relationship Risk	N/A	N/A	P	N/A	N/A
High Yield Securities Risk	N/A	N/A	N/A	N/A	P
India Market Risks	N/A	N/A	N/A	N/A	N/A
Industry Risk	P	N/A	P	NP	N/A
Inflation-Protected Securities Risk	N/A	N/A	N/A	P	N/A
Interest Rate Risk	N/A	N/A	N/A	P	N/A
Liquidity and Valuation Risk	NP	NP	NP	NP	NP
Managed Portfolio Risk	P	P	P	P	P
MLP Risks	N/A	N/A	N/A	N/A	N/A
New Fund Risk	N/A	N/A	N/A	N/A	N/A
Non-Diversification and Concentration Risk	N/A	N/A	P	P	N/A

58	Prospectus | August 31, 2013

Fund Name:	ALPS | Red Rocks Listed Private Equity Fund	ALPS | WMC Disciplined Value Fund	Clough China Fund	CompleteCommodity Strategy Fund	RiverFront Global Growth Fund
Non-U.S. Securities Risk	P	N/A	P	P	P
Options Risk	NP	NP	NP	NP	NP
Portfolio Turnover Risk	NP	NP	NP	NP	NP
Private Equity Risk	P	N/A	N/A	N/A	N/A
Privately Placed Securities Risk	N/A	N/A	N/A	N/A	N/A
Replication Management Risk	N/A	N/A	N/A	N/A	N/A
Repurchase Agreement Risks	NP	NP	NP	NP	N/A
Risks of Investing in Other Investment Companies	NP	N/A	NP	P	P
Sector and Securities Selection Risk	NP	P	P	N/A	P
Securities Lending Risk	NP	NP	NP	NP	NP
Short Sales Risk	N/A	N/A	N/A	NP	N/A
Small- and Medium-Sized Company Risk	N/A	NP	P	P	P
Stock Market Risks	P	P	P	N/A	P
Style Investing Risk	N/A	N/A	N/A	N/A	P
Subsidiary Risk	N/A	N/A	N/A	P	N/A
Tax Risk	N/A	N/A	N/A	P	N/A
Temporary Investments and Risks	NP	NP	P	NP	NP

Fund Name:	RiverFront Global Allocation Fund	RiverFront Dynamic Equity Income Fund	RiverFront Moderate Growth and Income Fund	RiverFront Conservative Income Builder Fund	ALPS | Kotak India Growth Fund	ALPS | Alerian MLP Infrastructure Index Fund
Allocation Risk	P	P	P	P	N/A	N/A
Commodity Futures and Options on Commodity Futures Risk	N/A	N/A	N/A	N/A	N/A	N/A
Commodity Futures-Linked Investments Risk	N/A	N/A	N/A	N/A	N/A	N/A
Commodity Risk	N/A	N/A	N/A	N/A	N/A	N/A
Commodity Swaps Risk	N/A	N/A	N/A	N/A	N/A	N/A
Commodity-Linked Notes Risk	N/A	N/A	N/A	N/A	N/A	N/A
Corporate Debt Risk	NP	NP	NP	NP	N/A	N/A
Counterparty Risk	N/A	N/A	N/A	N/A	N/A	N/A
Credit Risk	P	P	P	P	NP	N/A
Currency Risk	N/A	N/A	N/A	N/A	N/A	N/A
Depositary Receipt Risk	N/A	N/A	N/A	N/A	NP	N/A
Derivatives Risk	N/A	N/A	N/A	N/A	NP	N/A
Emerging Markets Risk	P	P	P	P	N/A	N/A
Equity Securities Risk	P	P	P	P	P	P
Exchange-Traded Funds Risk	P	P	P	P	N/A	N/A
Indian Financials Sector Risk	N/A	N/A	N/A	N/A	P	N/A
Focused Investment Risk	N/A	N/A	N/A	N/A	N/A	N/A

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Fund Name:	RiverFront Global Allocation Fund	RiverFront Dynamic Equity Income Fund	RiverFront Moderate Growth and Income Fund	RiverFront Conservative Income Builder Fund	ALPS | Kotak India Growth Fund	ALPS | Alerian MLP Infrastructure Index Fund
Futures Contracts Risk	N/A	N/A	N/A	N/A	N/A	N/A
Geographic Risk	N/A	N/A	N/A	N/A	P	N/A
Government Relationship Risk	N/A	N/A	N/A	N/A	N/A	N/A
High Yield Securities Risk	P	P	P	P	N/A	N/A
India Market Risks	N/A	N/A	N/A	N/A	P	N/A
Industry Risk	N/A	N/A	N/A	N/A	N/A	N/A
Inflation-Protected Securities Risk	N/A	N/A	N/A	N/A	N/A	N/A
Interest Rate Risk	P	P	P	P	NP	N/A
Liquidity and Valuation Risk	NP	NP	NP	NP	NP	P
Managed Portfolio Risk	P	P	P	P	P	N/A
MLP Risks	N/A	N/A	N/A	N/A	N/A	P
New Fund Risk	N/A	N/A	N/A	N/A	N/A	P
Non-Diversification and Concentration Risk	N/A	N/A	N/A	N/A	NP	P
Non-U.S. Securities Risk	P	P	P	P	P	N/A
Options Risk	N/A	N/A	N/A	N/A	N/A	N/A
Portfolio Turnover Risk	NP	NP	NP	NP	NP	N/A
Private Equity Risk	N/A	N/A	N/A	N/A	N/A	N/A
Privately Placed Securities Risk	N/A	N/A	N/A	N/A	NP	N/A
Replication Management Risk	N/A	N/A	N/A	N/A	N/A	P
Repurchase Agreement Risks	N/A	N/A	N/A	N/A	N/A	N/A
Risks of Investing in Other Investment Companies	P	P	P	P	NP	N/A
Sector and Securities Selection Risk	P	P	P	P	N/A	N/A
Securities Lending Risk	NP	NP	NP	NP	N/A	N/A
Short Sales Risk	N/A	N/A	N/A	N/A	N/A	N/A
Small- and Medium-Sized Company Risk	P	P	P	P	NP	N/A
Stock Market Risks	P	P	P	P	N/A	P
Style Investing Risk	P	P	P	P	N/A	N/A
Subsidiary Risk	N/A	N/A	N/A	N/A	N/A	N/A
Tax Risk	N/A	N/A	N/A	N/A	N/A	N/A
Temporary Investments and Risks	NP	NP	NP	NP	NP	N/A

Allocation Risk

The performance of a Fund will depend largely on the decisions of the Sub-Adviser as to strategic asset allocation and tactical adjustments made to the asset allocation. At times, the Sub-Adviser’s judgments as to the asset classes in which a Fund should invest may prove to be wrong, as some asset classes may perform poorly in relation to other asset classes or in relation to the equity markets generally from time to time or for extended periods of time.

Commodity Futures and Options on Commodity Futures

The CompleteCommodities Strategy Fund’s participation (whether directly or through the Subsidiary) in the options and futures markets would subject the Fund’s portfolio to certain risks. The Sub-Adviser’s predictions of movements in the direction of commodities prices may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund’s NAV or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent

60	Prospectus | August 31, 2013

in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the investments being hedged, and the possible absence of a liquid secondary market for any particular instrument. OTC options subject the Fund to the risk that a counterparty may default on its obligations.

By definition, futures contracts project price levels in the future and not current levels of valuation, and therefore market circumstances may result in a discrepancy between the price of the commodity future and the movement in the underlying commodity. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. There is a risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract. Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a different price. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Risks of Investing in Commodity Futures-Linked Investments

The value of a Commodity-Linked Derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. Commodity Futures-Linked Investments provide exposure to the investment returns of commodities that trade in the commodities markets without investing directly in physical commodities. The value of Commodity Futures-Linked Investments may be affected by changes discussed above under “Commodity Risk.” The physical commodities underlying the Commodity

Futures-Linked Investments from time to time may be heavily concentrated in a limited number of sectors, particularly agriculture, base/industrial metals, energy and precious metals. Concentration in a limited number of sectors may result in a greater degree of volatility. The value of Commodity Futures-Linked Investments is expected to rise or fall in response to changes in the underlying commodity or related index. Investments in Commodity Futures-Linked Investments may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain Commodity Futures-Linked Investments, and there can be no assurance that one will develop. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Commodity Risk

The CompleteCommodities Strategy Fund’s investments in Commodity-Related Equities and the Commodity Futures-Linked Investments may subject the Fund to significantly greater volatility than investments in traditional securities and involve substantial risks, including risk of a significant portion on their principal value. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political, economic, geographical or financial events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/ or investor expectations concerning inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds and expectation among market participants that a commodity’s value will soon change. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because the Fund’s performance is linked to the performance of highly volatile commodities, investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the Fund.

Commodity Swaps

The CompleteCommodities Strategy Fund (whether directly or through the Subsidiary) may invest in swap agreements, that enable the Fund to hedge a position or to gain exposure to commodities or an index without investing in specific commodities or instruments. If a counterparty to a

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swap agreement becomes bankrupt or otherwise fails to perform its obligations under the swap due to financial difficulties, the Fund could suffer losses. In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Swaps do not have uniform terms and in general are not transferable without the consent of the counterparty. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

Commodity-Linked Notes

In addition to commodity risk and general derivatives risk, commodity-linked notes may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the CompleteCommodities Strategy Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. At any time, the risk of loss associated with a particular note in the Fund’s portfolio may be significantly higher than the value of the note. A liquid secondary market may not exist for the commodity-linked notes that the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, the Fund could lose money.

The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. Certain commodity-linked notes in which the Fund may invest will be leveraged, which means that the amount by which the value of the notes will rise or fall in response to changes in the underlying instrument has been magnified by a certain multiple. This would have the effect of increasing the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested and may receive interest payments on the note that are more or less than the stated coupon interest payments.

Corporate Debt Risk

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Counterparty Risk

In connection with the CompleteCommodities Strategy Fund’s direct and indirect investments in Commodity Futures-Linked Investments, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into Commodity-Linked Derivative transactions with a limited number of counterparties or issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Currency Risk

Fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of a Fund’s investments to decline in terms of U.S. dollars. Additionally, certain of a Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See “TAXES” below. Funds that may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

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Depositary Receipt Risk

A Fund’s investments may take the form of depositary receipts, such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), and unsponsored depositary receipts. Depositary receipts are typically issued by a financial institution and evidence ownership interests in a foreign security. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives Risk

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, or gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, the use of derivatives may result in losses in excess of the amount invested.

Derivatives may be used for a variety of purposes, including: (i) to reduce transaction costs; (ii) to manage cash flows; (iii) to maintain full market exposure, which means to adjust the characteristics of a Fund’s investments to more closely approximate those of its benchmark; (iv) to seek to enhance returns (speculative); and (v) to protect a Fund’s investments against declines in value (hedging).

Each Fund is subject to the federal securities laws, including the 1940 Act, and related rules, as interpreted by various SEC staff positions. Generally, with respect to certain kinds of derivatives, a Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, while a derivatives contract is open. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund covers its open positions by setting aside liquid assets equal to a contract’s full, notional value. With respect to forwards, futures and index options that are contractually required to “cash-settle,” however, a Fund generally will set aside liquid assets in an amount equal to a Fund’s daily marked-to-market (net) obligations, if any ( i.e. , a Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward, futures, and index options contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Emerging Markets Risk

To the extent that a Fund invests in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Equity Securities Risk

Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which a Fund invests.

Exchange-Traded Funds Risk

A Fund is also subject to the specific risks applicable to each ETF in which it invests, which include the risks described above. Certain of the ETFs may focus their investments in a particular geographic region, industry or type of security. Such concentration may expose those ETFs to special risks, including the risk that the particular region, industry or type of security may experience greater volatility and significant underperformance relative to the securities markets generally. By investing in ETFs a Fund will be affected by the investment policies and strategies employed by the ETFs and the specific securities in which they invest. Because of the significance of a Fund’s investments in ETFs, the performance of a Fund will be closely related to the performance of the ETFs, and there is no assurance that the investment objectives of the ETFs will be achieved.

Indian Financials Sector Risk

The Indian financials industry is subject to extensive governmental control, protection and regulation, which may adversely affect the scope of financials industry firm activities, the prices they can charge and the amount of capital they must maintain. Policies and regulations implemented by the Reserve Bank of India, which serves as the country’s central bank, may also have an adverse impact on Indian financial institutions. The Indian financials industry is exposed to risks that may impact the value of investments in the financials industry more severely than investments outside this sector, including operating with substantial financial leverage. The Indian financials industry may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. India poses additional unique risks with respect to the financials industry, such as the fact that only a small portion of the population holds insurance.

Focused Investment Risk

A fund that invests a greater percentage of its assets in a particular issuer or a small number of issuers, industries or

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geographic regions may have more risk compared with other funds, because the impact of a single economic, political or regulatory occurrence may have a greater negative impact on the Fund’s net asset value.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. A Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

Geographic Risk

Certain Funds concentrate in a single region of the world, and as such, a Fund’s performance may be more volatile than that of a fund that invests globally. If securities of that region fall out of favor, it may cause the Fund to underper-form funds that do not concentrate in a single region of the world.

Investing in China, Hong Kong and Taiwan involves risk and considerations not present when investing in more established securities markets. The Clough China Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified because:

•	China remains a one-party, non-democratic political system with the continuing risk of nationalization, expropriation, or confiscation of property;
•	While Hong Kong acknowledges being a Special Administrative Region of China, the international legal status of Taiwan is not settled. As such, from time to time, political tensions arise;
•

The economic reforms being instituted could cause higher interest rates and higher unemployment, which could cause political instability. The government could also alter or discontinue economic reform programs;

•	The emergence of a domestic consumer class is still at an early stage, making China heavily dependent on exports;
•

Over 1997 and 1998, the values of many Asian currencies declined because corporations in these countries had to buy U.S. dollars to pay large U.S. dollar denominated debt. Similar devaluations could occur again;

•	Military conflicts, either in response to social unrest or conflicts with other countries, are an ever present consideration;
•	Political instability may arise and hard-line Marxist-Leninists might regain the political initiative;
•

Social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and

•	The Chinese legal system is still in its infancy, making it more difficult to obtain and/or enforce judgments.

Government Relationship Risk

While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If a Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the Fund will be subject to the risk that these companies’ reputation and price in the market will be adversely affected.

High Yield Securities Risk

Each Fund may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are speculative, less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

India Market Risks

Political and Economic Risks in India

Investments in India can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. Political and economic structures in India generally lack the social, political and economic stability of more developed nations. The share prices of companies in India tend to be volatile and there is a significant possibility of loss. Governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of the ALPS | Kotak India Growth Fund’s investments. Although the government of India has recently begun to institute economic reform policies, there can be no assurance that it will continue to pursue such policies or, if it does, that such policies will succeed.

The laws of India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors and

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the bankruptcy of state enterprises are generally less well developed or different from such laws in the United States. The risk of loss may also be increased because there may be less information available about Indian issuers since they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the United States. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.

It may be more difficult to obtain or enforce a judgment in the courts of India than it is in the United States. In addition, unanticipated political and social developments may affect the value of the Fund’s investments in India and the availability to the Fund of additional investments. Monsoons and other natural disasters also can affect the value of Fund investments.

The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for Indian products and reduced flows of private capital to the Indian economy.

The political, economic and social structures of many developing countries, including India, may be less stable and more volatile than those in the U.S. investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make t difficult for the Fund to vote proxies, exercise shareholder rights and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. Religious and border disputes persist in India, and India has from time to time experienced civil unrest and hostilities with countries such as Pakistan. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. The Indian population is comprised of diverse religious, linguistic and ethnic groups, and from time to time, India has experienced internal disputes between religious groups within the country. The Indian government has confronted separatist movements in several Indian states. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Market Risk in India

The stock markets in India are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions and in interpreting and applying the relevant laws and regulations. The securities industry in India is comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. If trading volume is limited by operational difficulties, the ability of the Fund to invest its assets may be impaired.

A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. Sales of securities by such issuers’ major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value.

Foreign Investment Risk in India

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, only certain “Foreign Institutional Investors” (“FIIs”) and non-Indian mutual funds that comply with certain statutory conditions and are registered with the Securities and Exchange Board of India (“SEBI”), may make direct investments in exchange traded Indian securities (and securities to be listed, or those approved on the over-the-counter exchange of India). The Sub-Adviser is registered with the SEBI as an FII. Any cancellation of such FII registration or the non-renewal of the registration poses a risk to the Fund.

The Portfolio has applied for registration as a sub-account with SEBI as a ‘broad based fund’. In case the Fund is not able to meet the requirements of being a ‘broad based fund’ as per the above definition, it would affect the Fund’s ability to invest and may also have an opportunity cost of finding other suitable investments. Any cancellation of such Sub-account registration or the non-renewal of the registration also poses a risk to the Fund.

Under the existing FII Regulations, the Fund can invest only up to 10% of the total paid-up equity capital or 10% of the paid-up value of each series of convertible debentures issued by an Indian company. The investment of the Fund is accordingly restricted to that extent. Further, the debt limit is allocated to the FII or sub-accounts in an open bidding platform. There is no assurance that the Fund will be successful in such bids and its failure in such bids poses a risk to the Fund.

Additionally, ownership of the Fund by certain non-resident Indians and companies owned by non-resident Indians and ownership by the Portfolio of Indian companies may be

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restricted. Currently, under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes. There can be no assurance that these restrictions on foreign investment will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from India.

Settlement Risk in India

Settlement of securities transactions in India are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund was heavily invested, the Fund’s ability to redeem Fund shares could become correspondingly impaired. To mitigate these risks, the Fund may maintain a higher cash position than it otherwise would, thereby possibly diluting its return, or the Fund may have to sell more liquid securities which it would not otherwise choose to sell.

Currency Risk in India

Because investing in India involves investing in Indian rupees, the value of the assets of the Fund as measured by U.S. dollars may be adversely affected by changes in currency exchange rates. Such rates may fluctuate significantly over short periods of time causing the Fund’s net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. At times the portfolio manager may (but is not required to) use hedging techniques (such as forward contracts and options) to attempt to mitigate the adverse effects of foreign currency fluctuations.

Investment into India from Mauritius

The Fund intends to invest into the Portfolio. The Portfolio, which shall invest in the securities of Indian companies, is an entity formed in the Republic of Mauritius which has elected to be treated as a disregarded entity for U.S. federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for U.S. federal income tax purposes.

The taxation of the Portfolio in India shall be governed by the provisions of the India Income Tax Act, 1961 (“Act”), read with the provisions of the Treaty. As per Section 90(2) of the Act, the provisions of the Act would apply only to the extent they are more beneficial than the provisions of the Treaty. Circular No. 789 dated April 13, 2000 issued by the Central Board of Direct Taxes, India states that a certificate of residence is issued by the Mauritian Authorities, shall constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the Treaty.

Further, as per Section 90 of the Act, in order to avail the benefit of the Treaty, a person is required to obtain and provide a tax residence certificate issued by the Mauritius Revenue Authority along with prescribed information.

While the Portfolio currently holds a tax residency certificate in Mauritius and is expected to renew it on an annual basis, there is no guarantee that such renewal would be granted by the Mauritius Revenue Authority. In case the Portfolio is found not to be tax resident in Mauritius, the Portfolio may no longer be eligible for the benefits under certain provisions of the Treaty, which consequently may have an adverse impact on the taxability of the Portfolio and the returns to the investors.

Indirect Transfer of Indian Assets

The Finance Act, 2012 introduced a provision in the Act for the levy of capital gains tax on income arising from the transfer of shares/interest in a company/entity organized outside India which derives, directly or indirectly, its value substantially from is the assets located in India. The transferor in this case is required to withhold taxes and pay the same to the Government of India. Pursuant to the said provision, there is a possibility that Indian tax authorities may seek to tax the transfer or redemption of shares in the Portfolio, notwithstanding that there is no transfer taking place in India on the basis that the shares of the Portfolio derive substantial value from India.

Therefore, it is possible that the income arising from the transfer or redemption of the shares of the Portfolio or the Fund may be taxable in India in the hands of a transferor, where the value of such shares is substantially derived, directly or indirectly, from assets located in India and such transferor is located in a jurisdiction with which India does not have a more beneficial double taxation avoidance treaty.

General Anti-Avoidance Rules (“GAAR”)

The Finance Act, 2012 had introduced GAAR into the Act, which, subsequent to the amendments introduced by the Finance Act, 2013, will come into effect from April 1, 2015. Please see “TAXES – Investment into India from Mauritius” in the SAI for an overview of the provisions of GAAR.

As per GAAR, in the event a transaction/ arrangement is determined as being an ‘impermissible avoidance arrangement’, the tax authorities may deny tax benefits even if conferred under a tax treaty. Consequently, the application of GAAR could have an adverse impact on the taxability of the Fund and the returns to the investors.

Draft Direct Taxes Code Bill

As part of its tax reform initiatives, the Government of In-dia is in the process of revising, consolidating and simplifying the language and structure of India’s direct tax laws into a single piece of legislation – the Direct Tax Code (“DTC”).

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A draft bill for the DTC was referred to a Parliamentary Standing Committee, which has given its recommendations on the DTC. Once approved by both Houses of the Indian Parliament and receives the President’s assent, it would be enacted as law. As a result of the introduction of the DTC, it could have an impact on the taxability of the Portfolio, the Fund and could adversely impact the returns to the investors.

In 2004, India reduced the tax rate from 10% to zero on long-term capital gains arising from the sale on a recognized stock exchange in India of, among other things, equity shares and units of “equity oriented” funds, provided that the applicable securities transaction tax has been paid. The Indian tax rate on short-term capital gains arising from the sale on a recognized stock exchange in India provided that the applicable securities transaction tax has been paid was increased effective from April 1, 2008 from 10% to 15% (plus applicable Surcharge and Education Cess). Long-term capital gains from sale of Indian securities (where STT is not applicable) executed off the recognized stock exchange in India will be taxable at the rate of 10% in India (subject to applicable Surcharge and Education Cess). Short-term capital gains from sale of Indian securities (where STT is not applicable) executed off the recognized stock exchange in India will be taxed at the rate of 30% in India (subject to applicable Surcharge and Education Cess).

The primary tax advantage of investing through the Portfolio and relying on the India-Mauritius treaty is the elimination of the short-term capital gains tax applicable in India. Any change in the provision of this treaty, in its applicability to the Fund or the Portfolio, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Fund by India, which could reduce the return to the Fund on its investments. Further, the Direct Tax Code (“DTC”) proposes to introduce a uniform tax rate for all capital gains and thus, the reduced rate of 0% or 15% may be dispensed, if the DTC is brought into effect.

More information on taxation of the Portfolio is set out under “TAXES” in the SAI.

The Portfolio is a private company limited by shares incorporated under the Mauritius Companies Act 2001. The Portfolio shall issue redeemable shares in registered form and the Fund is the sole shareholder in the Portfolio. The Portfolio holds a Category 1 Global Business License under the Financial Services Act 2007. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Portfolio are consolidated in the statement of net assets and operations of the Fund. All investments held by the Portfolio are disclosed in the accounts of the Fund.

Minimum Alternative Tax

In the event that the benefits of the India/Mauritius Tax Treaty are not available to the Portfolio, or if the Portfolio is held to have Permanent Establishment in India, the Portfolio may be subject to a Minimum Alternate Tax (“MAT”). As per the Income Tax Act, if the tax payable by any company (including a foreign company) is less than 18.5% of its book profits, it will be required to pay MAT which will be deemed to be 18.5% (subject to applicable Surcharge and Education Cess) of such book profits. Long-term capital gains on the sale of listed securities are included in the definition of “book profits” for the purposes of calculating MAT.

Industry Risk

A Fund’s investments could be concentrated within one industry or group of industries. Any factors detrimental to the performance of such industries will disproportionately impact a Fund. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

Risks of Investing in Inflation-Protected Securities

The value of inflation-protected securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Short term increases in inflation may also lead to a decline in value. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if a Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the securities than on conventional bonds. Any increase in principal value of TIPS caused by an increase in the index is taxable in the year the increase occurs, even though a Fund will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its collateral requirements, to meet distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

If real interest rates rise (i.e., if interest rates rise due to reasons other than inflation), the value of the TIPS in a Fund’s portfolio will decline. In addition, because the principal amount of TIPS would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities.

The daily adjustment of the principal value of TIPS is currently tied to the non-seasonally adjusted CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics.

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The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. Therefore, the inflation adjustment made to TIPS may not be accurate.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by a Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. For example, if a Fund has an average duration of five years, a 1% increase in interest rates generally would result in a 5% decrease in the Fund’s value. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-protected securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Liquidity and Valuation Risk

Certain of a Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity and valuation risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities and foreign securities, particularly those of issuers located in emerging markets.

Managed Portfolio Risk

As an actively managed portfolio, the value of a Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve a Fund’s investment objective.

MLP Risks

Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner.

MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The Fund derives substantially all of its cash flow from investments in equity securities of MLPs. The amount of cash that the Fund will have available to pay or distribute to you depends entirely on the ability of the MLPs that the Fund owns to make distributions to their partners and the tax character of those distributions. Neither the Fund nor the Adviser has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. In addition, certain MLPs are dependent on their parents or sponsors for revenues, and a failure by the MLP’s parent or sponsor may impact the MLP’s ability to make distributions. The Fund expects to generate significant investment income, and the Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not have the ability to make cash distributions as investors expect from MLP-focused investments.

MLP Tax Risks

MLPs are treated as partnerships for U.S. federal income tax purposes and do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to distribute to you.

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The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Industry Specific Risk

Energy infrastructure companies also are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business of these types of MLPs include the following:

Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. However, the MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices. Also, a significant decrease in the production of natural gas, oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Fund from MLPs that grow through acquisitions.

The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which the Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities, and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

Deferred Tax Liability

Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of such MLP equity securities. For financial statement purposes, the Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which may not be provided on a timely basis, to estimate the Fund’s deferred tax liability for purposes of financial statement reporting and determining its net asset value (“NAV”). From time to time, ALPS Advisors, Inc. (the “Adviser”) will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund

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will generally compute deferred income taxes based on the highest federal income tax rate applicable to corporations (currently 35%) and an assumed rate attributable to state or local taxes. The daily estimate of the Fund’s deferred tax liability may vary substantially from the Fund’s actual tax liability. Modifications of estimates or assumptions, changes in generally accepted accounting principles or changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

Potential Substantial After-Tax Tracking Error from Index Performance

The Fund will be subject to taxation on its taxable income. The NAV of Fund Shares will also be reduced by the accrual of any deferred tax liabilities. The Index, however, is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares

A portion of the Fund’s distributions are expected to be treated as a return of capital for U.S. federal income tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/ or lower tax losses on a subsequent sale of Fund Shares.

Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

Equity Securities Risk

MLP common units and other equity securities may be effected by macro-economic and other factors affecting the stock market in general, including without limitation, expectations of interest rates, investor sentiment towards the natural resources sector, changes in an issuer’s financial condition, and poor performance of a particular issuer.

Liquidity Risk

Although common units of MLPs trade on the NYSE, the NASDAQ, and American Stock Exchange (“AMEX”), certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Non-Correlation Risk

In addition to the risk of tracking error due to the effect of taxes, the ALPS/Alerian MLP Infrastructure Index Fund’s return may not match the return of the Index for other reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index.

Non-Diversification and Concentration

Funds that are non-diversified and may invest a greater percentage of their assets in particular asset classes, securities of a single issuer or instrument and in a relatively small number of issuers or instruments, they are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of those issuers or instruments may also present substantial credit or other risks.

Non-U.S. Securities Risk

Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of a Fund’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in that country.

Options

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or “premium,” from

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the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

When a Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manager to predict market conditions based up on certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in a Fund’s portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio manager could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, a Fund may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. A Fund’s ability to establish and close out futures and options positions depends on this secondary market.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” Although the Funds do not engage in active and frequent trading of securities as a primary investment strategy, a Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, although such expenses are not reflected in a Fund’s Fees and Expenses table. Such sales may also result in realization of taxable capital gains, specifically short-term capital gains, which are taxed at ordinary U.S. federal income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Private Equity Risk

In addition to the risks associated with the ALPS | Red Rocks Listed Private Equity Fund’s direct investments, the Fund is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Fund invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, valuation risk, managed portfolio risk and derivatives risk.

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately–held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Privately Placed Securities Risk

Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

Replication Management Risk

Unlike many investment companies, the ALPS | Alerian MLP Infrastructure Index Fund is not “actively” managed. Therefore, it may not necessarily sell a security solely because the security’s issuer is in financial difficulty unless that security is removed from the Index.

Repurchase Agreement Risks

A Fund may enter into repurchase agreements, the purchase by a Fund of a security that a seller has agreed to buy back, usually within one to seven days, as a non-principal strategy. The seller’s promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the Fund may incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. A Fund enters into these agreements only with brokers, dealers or banks that meet credit quality standards established by the Sub-Adviser.

Risk of Investing in Other Investment Companies

Each Fund may invest in unaffiliated investment companies as permitted under Section 12(d)(1) of the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent a Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory

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fees. The return on such investments will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

Each Fund may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

In addition, a Fund may invest in other investment companies that invest in a manner consistent with the Fund’s investment objective and strategies, including the use of ETFs. Some ETFs have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act.

Risks Associated with New Funds

A Fund that is newly formed has limited or no operating history for investors to evaluate.

Sector and Securities Selection Risk

The performance of a Fund is related to the economic sectors that the Sub-Adviser may choose to emphasize or deemphasize from time to time, as well as to the individual securities selected by the Sub-Adviser within those sectors. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

Securities Lending Risk

A Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the Funds’ SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the manager believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may also call such loans in order to sell the securities involved.

Short Sales Risk

Short sales are speculative transactions and involve special risks. A Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs a Fund must pay to a lender of the security. A Fund’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause a Fund to have higher expenses than those of other funds. A Fund’s use of short sales may also have a leveraging effect on the Fund’s portfolio.

Small- and Medium-Size Company Risk

To the extent that a Fund invests in small- and mid-capitalization stocks, the Fund is likely to be more volatile than a fund that invests only in large companies. Small- and medium-sized companies are generally riskier because they may have limited product lines, capital and managerial resources. Their securities may trade less frequently and with greater price swings.

Stock Market Risks

The value of equity securities in a Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. A Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s share price may decline and you could lose money. A Fund’s Sub-Adviser attempts to manage market risk of investing in individual securities by limiting the amount the Fund invests in each stock.

Style Investing Risk

To the extent a Fund focuses on a particular style of stocks (such as growth or value), its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks, which are characterized by high price-to-earnings ratios, may be more volatile than value stocks with lower price-to-earnings ratios.

Subsidiary Risk

By investing in the Subsidiary, the CompleteCommodities Strategy Fund is indirectly exposed to the risks associated

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with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act.

In addition, changes in the laws of the United States and/ or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the statement of additional information and could adversely affect the Fund. The derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Tax Risk

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which concludes that income and gains from certain commodity-linked derivatives are not qualifying income under Subchapter M of the Code. As a result, the CompleteCommodities Strategy Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.

However, in a subsequent revenue ruling, namely, Revenue Ruling 2006-31, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. However, in mid-2011, the IRS suspended the issuance of private latter rulings concerning the tax treatment of income and gain generated by investments in commodity-linked notes and income generated by investments in CFCs, so that it could consider possible published guidance. The IRS has not issued similar private letter rulings since then. The Fund seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary.

A private letter cannot be used or cited as precedent and is binding upon the IRS only for the taxpayer that received it. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure and does not presently intend to seek such a ruling from the IRS. Based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from commodity index-linked notes and the Subsidiary as qualifying income prior to receiving any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Because the IRS has suspended the issuance of private letter rulings on these matters, it is unlikely that the Fund would be able to obtain a favorable ruling from the IRS if it were to seek a ruling.

If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from the Fund’s investment in the Subsidiary does not constitute qualifying income and if such positions were upheld, the Fund might cease to qualify as a regulated investment company and would be required to reduce its exposure to such investments which may result in difficulty in implementing its investment strategy. If the Fund did not qualify as a regulated investment company for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Temporary Investments and Risks

A Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in a Fund failing to achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Funds’ SAI.

MANAGEMENT

ALPS Advisors, Inc. (the “Adviser”), subject to the authority of the Board of Trustees, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

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ALPS | Alerian MLP Infrastructure Index Fund

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.70% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement was provided in the Fund’s annual report to shareholders for the period ended April 30, 2013.

Index Provider

Alerian is the index provider for the Fund. Alerian is an independent company that provides objective market information and is a leader of MLP-market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders such as investment banks, stock exchanges, investment professionals and consultants, and Master Limited Partnerships. The company started its business of developing and maintaining financial indexes, including the Index, on March 20,2008. Alerian has entered into an index licensing agreement (the “Licensing Agreement”) with the Adviser to allow the Adviser’s use of the Index for the operation of the Fund. The Adviser pays licensing fees to Alerian from the Adviser’s management fees or other resources. The Adviser has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Fund to utilize the Index. The Fund pays no fees to Alerian or the Adviser under the Sub-Licensing Agreement.

Disclaimers

Alerian is the designer of the construction and methodology for the Index. “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Index Series” and “AMZI” are service marks or trademarks of Alerian. Alerian acts as brand licensor for the Index. Alerian is not responsible for the descriptions of the Index or the Fund that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

The Fund is not sponsored, endorsed or promoted by Alerian. Alerian makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Index or any Index data included herein or derived therefrom and assume no liability in connection with their use. The Index is determined and composed without regard to the Adviser or the Fund. Alerian has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. Alerian is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. Alerian has no obligation or liability in connection with the administration or trading of the Fund.

Alerian does not guarantee the accuracy and/or completeness of the Index or any data included therein, and Alerian shall have no liability for any errors, omissions, or interruptions therein. Alerian makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Index or any data included therein. Alerian makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Ale-rian have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

ALPS | Red Rocks Listed Private Equity Fund

The Adviser has delegated daily management of Fund assets to Red Rocks Capital LLC (the “Sub-Adviser”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. The Sub-Adviser is the creator, manager and owner of the Listed Private Equity Index, International Listed Private Equity Index and Global Listed Private Equity Index. The Sub-Adviser also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies and intends to select Listed Private Equity Companies for the Fund, and their respective weightings within the Fund, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical

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performance, management, concentration of underlying assets, liquidity and the need for diversification among underlying assets (i.e., industry sectors, geographic locations, stage of investment and vintage year). The Sub-Adviser’s principal address is 25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401.

Pursuant to the Investment Advisory and Management Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.85% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.57% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s Advisory Agreement and the Sub-Advisory Agreement will be provided in the Fund’s semi-annual report to shareholders for the period ended October 31, 2013.

The Sub-Adviser retains the right to use the name “Listed Private Equity” in connection with another investment company or business enterprise with which the Sub-Adviser is or may become associated. The Sub-Adviser has granted to the Trust the right and license to use the name “Listed Private Equity”, which right and license shall automatically terminate ninety (90) days after termination of the Sub-Advisory Agreement.

ALPS | WMC Disciplined Value Fund

On August 29, 2009, the Activa Mutual Funds Trust – Activa Value Fund (the “Predecessor Fund”) reorganized into the Fund. The Predecessor Fund commenced operations on August 10, 1971. The Adviser had not served as investment adviser to the Predecessor Fund. The Sub-Adviser has managed the Fund since January 1, 2000.

The Adviser has delegated daily management of Fund assets to Wellington Management (the “Sub-Adviser”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. The Sub-Adviser served as investment sub-adviser to the Predecessor Fund. The Sub-Adviser is a Massachusetts limited liability partnership with principal offices at 280 Congress, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2013, Wellington Management had investment management authority with respect to approximately $774 billion in assets.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.95% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of (i) fifty (50) basis points of the Fund’s daily net assets during the month of $0 - $250 million; (ii) forty (40) basis points of the Fund’s daily net assets during the month of between $250 million and $500 million; and (iii) thirty (30) basis points of the Fund’s daily net assets during the month of $500 million and above. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s Advisory Agreement and Sub-Advisory Agreement will be provided in the Fund’s semi-annual report to shareholders for the period ended October 31, 2013.

Clough China Fund

At the close of business on January 15, 2010, the Old Mutual Funds Trust I – Old Mutual China Fund (the “Predecessor Fund”) reorganized into the Fund. The Predecessor Fund commenced operations on December 30, 2005. The Adviser did not serve as investment adviser to the Predecessor Fund.

The Adviser has delegated daily management of Fund assets to Clough Capital Partners LP (the “Sub-Adviser” or “Clough Capital”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. The Sub-Adviser served as investment sub-adviser to the Predecessor Fund since July 2009. The Sub-Adviser is a Delaware limited partnership with principal offices at One Post Office Square, 40th Floor, Boston, Massachusetts 02109. Clough Capital is a registered investment adviser under the Investment Advisor’s Act of 1940, which provides investment services to investment companies, including four global long / short private investment funds, an Asia only long / short private investment fund (focusing significantly on China) and three global closed-end

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mutual funds. Clough Capital was founded in 2000 and, as of June 30, 2013, had investment management authority with respect to approximately $4.4 billion in assets.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.35% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.90% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s Advisory Agreement and Sub-Advisory Agreement will be provided in the Fund’s semi-annual report to shareholders for the period ending, October 31, 2013.

ALPS | CoreCommodity Management Complete

Commodities Strategy Fund

The Adviser has delegated daily management of Fund assets to CoreCommodity Management, LLC (the “Sub-Adviser”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

The Sub-Adviser is an investment adviser registered under the Investment Advisers Act of 1940 engaged in the business of providing investment management and portfolio management services to investment funds and managed accounts. The Sub-Adviser’s address is The Metro Center, One Station Place, 3N, Stamford, Connecticut 06902. “CompleteCommodities” is a service mark of CoreCommodity Management, LLC.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund will pay the Adviser an annual management fee of 0.85% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee pursuant to the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) as follows: The Adviser will pay the Sub-Adviser an annual management fee of 0.75% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. The Subsidiary has entered into a separate advisory agreement with Adviser, and a separate sub-advisory agreement with the Sub-Adviser, the Fund’s and the Subsidiary’s investment sub-adviser, for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for services provided to the Fund. The Adviser has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. The Sub-Adviser has agreed to waive the sub-advisory fee it receives from the Adviser for services provided to the Fund in an amount equal to the sub-advisory fee it receives from the Adviser for services provided to the Subsidiary. These waivers may not be terminated without the consent of the Board of the Fund.

The initial term of the Sub-Advisory Agreement and the Subsidiary Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement and the Subsidiary Advisory Agreement upon sixty (60) days’ notice.

A discussion regarding the basis for the Board of Trustees’ approval of the renewal of the Fund’s Advisory and Sub-Advisory Agreement will be provided in the Fund’s semi-annual report to shareholders for the period ending October 31, 2013.

The RiverFront Funds

The Adviser has delegated daily management of each Fund’s assets to RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of each Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

RiverFront, established in April 2008 by the former Chief Investment Officer, Chief Investment Strategist and Chief Equity Strategist at Wachovia Securities, is located at 1214 East Cary St., Richmond, Virginia 23219. RiverFront is majority-owned by its employees but is affiliated with Baird Financial Corporation and Private Advisor’s Coinvestment Fund, LP as a result of their minority equity interests and representation on RiverFront’s board of directors. RiverFront provides discretionary and non-discretionary asset management services to high net worth individuals and institutions using various asset allocation, ETF and foundation equity strategies. As of June 30, 2013, RiverFront had approximately $3.7 billion in assets under management.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), each Fund pays the Adviser an annual

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management fee of 0.85% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.60% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund.

The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of a Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income and RiverFront Moderate Growth & Income Fund’s Advisory Agreement and Sub-Advisory Agreement will be provided in the Funds’ semi-annual report to shareholders for the period ended October 31, 2013. A discussion regarding the basis for the Board’s approval of the RiverFront Conservative Income Builder Fund’s Advisory and Sub-Advisory Agreement was provided in the Fund’s semi-annual report to shareholders for the period ended October 31, 2012.

ALPS | Kotak India Growth Fund

The Adviser has delegated daily management of Fund assets to Kotak Mahindra (UK) Limited (the “Sub-Adviser” or “Kotak”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

Kotak is a company incorporated under the Companies Act of 1985 in the United Kingdom and regulated by the Financial Conduct Authority (“FCA”) in the United Kingdom, with a branch in Dubai that is regulated by the Dubai Financial Services Authority and a branch in Singapore that is regulated by Monetary Authority of Singapore. Kotak is registered with the SEC as a registered investment adviser and also is registered with the Securities Exchange Board of India as a Foreign Institutional Investor. Kotak is part of the Kotak Mahindra Group based in Mumbai, India. Kotak’s principal business address is 8th Floor, Portsoken House, 155-157 Minories, London EC3N 1LS United Kingdom. The Sub-Adviser may render the services contemplated under the sub-advisory agreement from either its London office or its respective branches.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund will pay the Adviser an annual management fee of 1.25% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee pursuant to the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) as follows: The Adviser will pay the Sub-Adviser an annual management fee of 1.15% based on the Fund’s average daily net assets on the first $50 million and 1.05% based on the Fund’s average daily net assets over $50 million. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.

The initial term of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Portfolio Advisory Agreement is two years and may be reapproved annually thereafter. The Board, shareholders of the Fund, the Adviser or the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ notice.

A discussion regarding the basis for the Board of Trustees’ approval of the renewal of the Fund’s Advisory and Sub-Advisory Agreement will be provided in the Fund’s semi-annual report to shareholders for the period ending October 31, 2013.

The Adviser has agreed to waive and the Sub-Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, Acquired fund fees and expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.60% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2014. The Fund may have to repay some of these waivers and reimbursements to the Adviser and the Sub-Adviser in the following three years. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

During the most recent fiscal year ended April 30, 2013, each Fund that has been in operation for a full fiscal year paid the following annual advisory fee as a percentage of daily net assets (net of waivers) to the Fund’s investment adviser and/or the Fund’s sub-adviser (as applicable). Daily investment decisions are made by the respective sub-adviser(s) for each Fund (as applicable), whose investment experience is described below under the heading “Portfolio Managers.”

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Fund Name	Total Annual Advisory Fee (as a percentage of daily net assets)	Annual advisory fee to investment adviser (as a percentage of daily net assets)	Annual advisory fee to sub- adviser (as a percentage of daily net assets)
ALPS | Red Rocks Listed Private Equity Fund	0.83%	0.28%	0.55%
ALPS | WMC Disciplined Value Fund	0.84%	0.44%	0.40%
Clough China Fund	1.13%	0.23%	0.90%
ALPS | CoreCommodity Management Complete-Commodities Strategy Fund	0.80%	0.10%	0.70%
RiverFront Dynamic Equity Income Fund	0.48%	0.13%	0.35%
RiverFront Global Allocation Fund	0.38%	0.09%	0.29%
RiverFront Global Growth Fund	0.35%	0.00%	0.35%
RiverFront Moderate Growth & Income Fund	0.65%	0.20%	0.45%
ALPS | Kotak India Growth Fund	0.00%	0.00%	0.00%

THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day operation of each Fund.

More information about each manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities in the Funds is included in the SAI.

Fund Portfolio Managers Past 5 Years’ Business Experience

ALPS | Alerian MLP Infrastructure Index Fund

The portfolio manager listed below has served as the Fund’s portfolio manager since the Fund’s inception in December 2012.

Portfolio Manager	Past 5 Years’ Business Experience
Michael Akins

Michael Akins, Senior Vice President Index Management, is the Portfolio Manager of the Fund and is also responsible for the refinement and implementation of the equity portfolio management process. Prior to joining ALPS Advisors, Mr. Akins served as Deputy Chief Compliance Officer for ALPS Fund Services. Before joining ALPS, Mr. Akins was AVP and Compliance Officer for UMB Financial Corporation and prior to UMB, he was an Account Manager at State Street Corporation. Mr. Akins has over 10 years financial services experience, is an Honor Graduate from the Fiduciary and Investment Risk Management School and graduated from Briar Cliff University with a B.A. in Business Administration.

ALPS | Red Rocks Listed Private Equity Fund

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. Each of the persons listed below has served as the Fund’s portfolio manager since the Fund’s inception on December 31, 2007. The Fund’s portfolio managers collectively arrive at investment decisions.

Portfolio Managers	Past 5 Years’ Business Experience
Adam Goldman

Portfolio manager of the Fund, is a Co-Founder and Managing Director of Red Rocks Capital LLC, 2003-Present. Previously, he served as a General Partner and Managing Director in four separate venture funds with Centennial Ventures, Denver, Colorado, investing and managing approximately $1 billion in committed capital from 1992 through 2002.

Mark Sunderhuse

Portfolio manager of the Fund, is a Co-Founder and Managing Director of Red Rocks Capital LLC, 2003-Present. Previously, he was a Portfolio Manager and Partner with Berger Financial, in Denver, Colorado, from 1998 to 2001. Berger Financial oversaw in excess of $14 billion in discretionary assets and Mr. Sunderhuse managed three funds while at Berger (New Generation, Mid-Cap Growth and Select). In addition, Mr. Sunderhuse was closely involved with acquiring outside investment management firms to complement Berger Financial’s institutional line-up.

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ALPS | WMC Disciplined Value Fund

The portfolio manager listed below has served as portfolio manager of the Fund since May 2009.

Portfolio Managers	Past 5 Years’ Business Experience
Mammen Chally, CFA	Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Fund since May 2009. Mr Chally joined the firm as an investment professional in 1994.

Clough China Fund

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. Each of the persons listed below has served as the Fund’s portfolio manager since the Fund’s inception and served as portfolio manager of the Predecessor Fund. The Fund’s portfolio managers, in consultation with an Investment Committee, collectively arrive at investment decisions.

Portfolio Managers	Past 5 Years’ Business Experience
Francoise Vappareau (Co-Manager)

Managing Director, Clough Capital Hong Kong Ltd, since September 2009 and Co-Portfolio Manager, Clough Capital, since January 2010. Formerly Principal, Portfolio Manager and Senior Research Analyst, Clay Finlay (HK) Ltd., 2005 – August 2009, Investment Consultant, Research Works, 2003 – 2004; Vice President, Senior Investment Manager & Strategy Coordination, Lombard Odier (Asia), Hong Kong SAR, 1995 – 2002; and Fund Manager-Developed Markets, Lombard Odier Geneva, 1980 – 1995. Ms. Vappareau earned her MBA from Paris University in 1971. Ms. Vappareau served as Portfolio Manager of the Fund (including the Fund’s predecessor) since inception of December 2005.

Eric Brock (Co-Manager)

Partner and Research Director, Clough Capital, since 2000; Formerly leveraged finance investment banker with Bear Stearns & Co. and CPA with Ernst & Young. Mr. Brock earned his MBA from the University of Chicago and his BA in Accounting from Boston College. Mr. Brock has served as Portfolio Manager of the Fund (including the Fund’s predecessor) since July 2009.

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund

The portfolio managers are primarily responsible for the day-to-day operation of the Fund and the Cayman Subsidiary. The Fund’s portfolio managers collectively arrive at investment decisions.

Portfolio Managers	Past 5 Years’ Business Experience
Robert B. Hyman

Senior Vice President for CoreCommodity Management, LLC (“CCM”) and Co-Portfolio Manager to the Fund and its Cayman Subsidiary. Mr. Hyman re-joined CCM in June 2010. From January 2004 to April 2006, Mr. Hyman was a portfolio manager for Jefferies Asset Management, LLC (now known as CoreCommodity Management, LLC) in its Real Asset Division, where he traded commodity futures, options, indices, foreign exchange, ETFs and commodity related equities. During his 30-plus years successfully trading commodities and commodity related products, Mr. Hyman has held a number of trading and risk control positions, including proprietary trading positions at Lehman Brothers, Amerada Hess Crude & Gas Co. and Drexel Burnham Lambert. Most recently, from April 2007 to February 2009, Mr. Hyman was a proprietary trader for First New York Securities, LLC, where he traded commodity futures, time spreads, exchange for physicals and commodity-related equities. From August 2009 to May 2010, Mr. Hyman was a proprietary trader at The Gelber Group, focusing on commodity futures, spreads and foreign exchange trading. Mr. Hyman graduated from Dartmouth College in 1978 with a Bachelor of Arts degree in Government. Mr. Hyman has been Portfolio Manager of the Fund and the Cayman Subsidiary since its inception in June 2010 (and Co-Portfolio Manager since May 2012).

Satch Chada

Mr. Chada is President of the Investor Solutions Group of CoreCommodity Management LLC and Co-Portfolio Manager to the Fund and its Cayman Subsidiary. Prior to joining CCM in February 2009, Mr. Chada was a Managing Director at Merrill Lynch responsible for Structured Products Origination business globally for the Merrill Lynch’s Wealth Management business. He has a track record for innovation and has led the development of new products and platforms, including the HOLDRS, ELEMENTS and TRAKRS programs. He began his career at Merrill Lynch in 1997 as an equity derivatives trader responsible for trading Japanese index and index-linked products. Mr. Chada has a B.S. in Computer Science from The University of Michigan, a M.S. in Computer Science from Michigan State University and an M.B.A. from the University of Chicago. Mr. Chada has been Co-Portfolio Manager of the Fund and its Cayman Subsidiary since May 2012.

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The RiverFront Funds

The portfolio managers are primarily responsible for the day-to-day operation of each Fund. The individuals listed below are members of the investment management team at RiverFront that manages each Fund’s investments. As described below, each member has a different role on the team, and decisions as to the purchases and sales of securities are considered by the relevant members of the team as indicated below.

Portfolio Managers	Past 5 Years’ Business Experience
Michael Jones, CFA®(1)

Mr. Jones co-manages each Fund and in that capacity is primarily responsible for making strategic asset allocation decisions for each Fund. He has been Chairman and Chief Investment Officer of RiverFront since co-founding the firm in April 2008. Previously, Mr. Jones was Chief Investment Officer for Wachovia Securities since 2002. He has more than 23 years of investment experience. Mr. Jones received his BA from the College of William and Mary and his MBA from the Wharton School at the University of Pennsylvania.

Rod Smyth

Mr. Smyth co-manages each Fund and in that capacity is primarily responsible for analyzing global macro trends and asset class risk/reward opportunities. Mr. Smyth has been Chief Investment Strategist of RiverFront since co-founding the firm in April 2008. Previously, Mr. Smyth was Chief Investment Strategist for Wachovia Securities since 2000. He has more than 25 years of investment experience. Mr. Smyth received his BA from Dundee University in Scotland.

Doug Sandler, CFA®

Mr. Sandler co-manages each Fund and in that capacity is primarily responsible for determining the specific economic sectors and domestic equity securities and related ETFs to buy and sell for each Fund. Mr. Sandler oversees a team of equity portfolio managers and research analysts who make investment recommendations. Mr. Sandler has been Chief Equity Officer of RiverFront since co-founding the firm in April 2008. Previously, Mr. Sandler was Chief Equity Strategist for Wachovia Securities since 2001. He has more than 16 years of investment experience. Mr. Sandler received his BS in Accounting and his MBA from the University of Richmond.

Portfolio Managers	Past 5 Years’ Business Experience
Tim Anderson, CFA®

Mr. Anderson co-manages each Fund, except the Global Growth Fund and in that capacity is primarily responsible for determining the specific fixed income securities and alternative investments (and related ETFs) to buy and sell for each Fund. Mr. Anderson has been Chief Fixed Income Officer of RiverFront since June 2008. Previously, he was Chief Fixed Income Strategist for Wachovia Securities since 2004. Prior to 2004, he was the senior high yield trader for Calamos Investments and high yield portfolio manager for Harris Investment Management. He has more than 20 years of investment experience. Mr. Anderson received his BS from DePaul University and his MBA from the University of Chicago.

Chris Konstantinos

Mr. Konstantinos co-manages each Fund and in that capacity is primarily responsible for selecting the foreign securities and related ETFs for the funds. Chris serves as Director of International Portfolio Management with over 10 years experience as a Portfolio Manager, Portfolio Risk Manager and Equity Sector Specialist. In addition, he serves on the firm’s Operating Committee. Chris has been with RiverFront since the company’s founding in 2008. He began his career in 2000 as a corporate finance analyst in the technology sector at a predecessor to Wachovia Securities. He joined the Advisory Services Group in 2002 as an equity strategist, and worked in various capacities within equity strategy and portfolio management until his departure in 2008. Chris earned his BS in Business Administration from the Kenan-Flagler School of Business at the University of North Carolina at Chapel Hill.

(1)	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

ALPS | Kotak India Growth Fund

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. Each of the persons listed below has served as the Fund’s portfolio manager since the Fund’s inception. The Fund’s portfolio managers collectively arrive at investment decisions.

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Portfolio Managers	Past 5 Years’ Business Experience
Nitin Jain, CFA®

Mr. Jain has served as a portfolio manager since the Fund’s inception and as the Principal Fund Manager of Kotak’s Long-Only Equities Fund Management from November 2006 to present. Mr. Jain was formerly employed a Fund Manager with Kotak Mahindra Asset Management Company from December 2005 to November 2006. Prior to this, he was associated with SBI Mutual Fund as a Fund Manager from 2004 to March 2005. Mr. Jain received his B.E. in Mechanical Engineering and an M.M.S. from Mumbai University and CFA®.

Harish Krishnan

Mr. Krishnan has served as a portfolio manager since the Fund’s inception and as the Investment Manager of Mid Cap and Concentrated Strategies at Kotak from December 2007 to present. Prior to this, his roles included Research Analyst with Kotak from December 2006 to December 2007 and Portfolio Adviser with Kotak Mahindra Asset Management Company Limited from June 2005 to December 2006. Mr. Krishnan received his B.E. in electronics and communications from Calicut University and a Masters in Management from the Indian Institute of Management, Kozhikode (IIMK) and CFA®.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUNDS

ALPS Fund Services, Inc. (the “Transfer Agent”) serves as the Funds’ administrator, fund accounting agent and transfer agent. ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the Funds’ distributor.

BUYING, EXCHANGING AND REDEEMING SHARES

Each Fund currently offers Class A, Class C and Class I shares. The ALPS | Red Rocks Listed Private Equity Fund also offers Class R shares. Each share class of a Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of a Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

•	how long you expect to own the shares;
•	how much you intend to invest;
•	total expenses associated with owning shares of each class; and
•	whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Class A and C shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors and other financial intermediaries.

The Class I shares are offered only through the certain types of financial intermediaries and to certain institutional investors. Class I shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments. Class I shares are not offered directly to individual investors.

Class R Shares are offered through financial intermediary platforms, including, but not limited to, retirement plan platforms.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Distribution and Services (12b-1) Plan for Class A, Class C and Class R Shares

Each Fund has adopted a separate plan of distribution for Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”). In addition, the ALPS | Red Rocks Listed Private Equity Fund has adopted a separate Plan for its Class R shares.

The Plans allow each Fund, as applicable, to use Class A, Class C and/or Class R assets to pay fees in connection with the distribution and marketing of Class A, Class C or Class R shares and/or the provision of shareholder services to Class A, Class C or Class R shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A, Class C and/or Class R shares of the Fund as their funding medium and for related expenses.

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The Plans permit each Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares, and 0.50% of the ALPS | Red Rocks Listed Private Equity Fund’s average daily net assets attributable to its Class R shares. Because these fees are paid out of a Fund’s Class A, Class C or Class R assets on an ongoing basis, over time they will increase the cost of an investment in Class A, Class C and Class R shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Distributor is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Distributor may, pursuant to a written agreement between Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Shareholder Services Plan for Class A Shares

The ALPS | Alerian MLP Infrastructure Index Fund, ALPS | Red Rocks Listed Private Equity Fund, CompleteCommodities Strategy Fund and ALPS | Kotak India Growth Fund have each adopted a shareholder services plan (a “Services Plan”) with respect to the Fund’s Class A shares. Under the Services Plan, each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares of a Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during a Fund’s fiscal year for such service activities shall be reimbursed to such Fund.

Shareholder Services Plan for Class C Shares

Each Fund has adopted a shareholder services plan (a “Shareholder Services Plan”) with respect to its Class C shares. Under the Shareholder Services Plan, a Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares of a Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization.

Payments to Financial Intermediaries

The Funds’ adviser and/or sub-adviser and/or their affiliates may also make payments for distribution and/or shareholder servicing activities for out of their own resources. The Adviser or Sub-Adviser may also make payments for marketing, promotional or related expenses to dealers out of their own resources. The amount of these payments is determined by the adviser or sub-adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, other affiliates of the adviser, sub-adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of each Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis. These fees are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase.

Investment Minimums

Each Fund offers investors three Classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. The ALPS | Red Rocks Listed

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Private Equity Fund also offers Class R shares. There is no investment minimum for Class R shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within a Fund. There is no subsequent investment minimum.

Each Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s price.

Investors may not purchase, exchange or redeem shares of a Fund directly. Shares may be purchased, exchanged or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

Investors may be charged a fee if they effect transactions through broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee.

With certain limited exceptions, each Fund is available only to U.S. citizens or residents.

Sales Charge When You Purchase Class A or Class C Shares

Below is a summary of certain features of Class A and Class C shares:

	Class A	Class C
Initial Sales Charge	Up to 5.50%*	None

Contingent Deferred Sales Charge (“CDSC”)	None (except on redemptions of certain large purchases held for less than 18 months)	1.00% on redemptions within 12 months

Distribution and Service Fees	Up to 0.40%**	1.00%

Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses

Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for short-term investors

*	Depending on the total assets you invest.
**	Depending on the Fund in which you invest.

Class A Shares

The following table lists the sales charges that will be applied to your purchase of Class A shares, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Sales Charge as a Percentage of Offering Price	Dealer Concession as a Percentage of Offering Price
Less than $50,000	5.50%	4.75%

$50,000 but less than $100,000	4.50%	3.75%

$100,000 but less than $250,000	3.50%	2.75%

$250,000 but less than $500,000	2.50%	2.00%

$500,000 but less than $1 million	2.00%	1.60%

$1 million or greater*	0.00%	0.00%
*	A CDSC of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. See Section titled “Contingent Deferred Sales Charge” below.

The Class C, Class I and Class R shares do not charge an initial sales load.

Qualifying For A Reduction Or Waiver Of Class A Shares Sales Charge

You may be able to lower your Class A shares initial sales charge under certain circumstances. You can combine Class A shares you already own with your current purchase of Class A shares of a Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership

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of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as a Fund, its agents, or your financial intermediary may not retain this information.

A Fund may waive Class A sales charges on investor purchases including shares purchased by:

•	Officers, directors, trustees and employees of the adviser, sub-adviser and their respective affiliates;
•	Registered representatives and employees of financial intermediaries with a current selling agreement with the
•	Distributor or the adviser;
•	Immediate family members of all such persons as described above;
•	Financial intermediary supermarkets and fee-based platforms; and
•

Financial intermediaries who have entered into an agreement with the Principal Underwriter/Distributor/the fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Right of Accumulation

You may purchase Class A shares at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of a Fund and of certain other classes then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

You may obtain a reduced initial sales charge on Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter of Intent when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts

To take advantage of lower Class A shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and
•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Contingent Deferred Sales Charge

Class A Shares

If you invest $1 million or more, either as a lump sum or through a Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge. However, a contingent deferred sales charge (“CDSC”) of 1% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares redeemed.

Class C Shares

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

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Waiver of CDSC

Each Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

•

redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

•

required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Exchanging Shares

Exchanging Shares of ALPS-Advised Funds

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of the same class of any of the following funds (each, an “ALPS-Advised Fund”), if such ALPS-Advised Fund is available for sale in your state and meets the investment criteria of the investor:

•	ALPS | Red Rocks Listed Private Equity Fund
•	ALPS | WMC Disciplined Value Fund
•	Clough China Fund
•	ALPS | CoreCommodity Management CompleteCommodities Strategy Fund
•	RiverFront Global Growth Fund
•	RiverFront Global Allocation Fund
•	RiverFront Dynamic Equity Income Fund
•	RiverFront Moderate Growth & Income Fund
•	RiverFront Conservative Income Builder Fund
•	ALPS | Kotak India Growth Fund
•	ALPS | Alerian MLP Infrastructure Index Fund

If you are an existing shareholder of a Fund or of an ALPS-Advised Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired described in “Investment Minimums” above. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold.

You may also transfer between classes of a Fund if you meet the minimum investment requirements for the class into which you would like to transfer.

Before effecting an exchange, you should read the prospectus for the Fund into which you are exchanging.

Additional Information About Exchanges

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of a Fund are generally not considered a taxable transaction.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write each Fund for further details.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 business days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemptions In-Kind

Each Fund reserves the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of

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the Fund’s net assets). However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, each Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption Fees

If you sell or exchange your shares of the ALPS | Red Rocks Listed Private Equity Fund after holding them 90 calendar days or less, or the Clough China Fund, the CompleteCom-modities Strategy Fund and the ALPS | Kotak India Growth Fund after holding them 30 calendar days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the respective Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves such Fund; and (iii) redemptions in-kind.

The Fund(s) also permits waivers of the short-term redemption fee for the following transactions:

•	Redemptions due to small balance maintenance fees;
•	Redemptions related to death or due to a divorce decree;
•

Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts and redemptions related to payment of custodian fees; and

•

Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase, exchange or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Each Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note: Each Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

None of the Funds currently imposes an account minimum. A Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

None of the Funds issues share certificates.

Frequent Purchases and Sales of Fund Shares

None of the Funds permits market timing or other abusive trading practices. Each Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, each Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

If you sell or exchange your shares of the ALPS | Red Rocks Listed Private Equity Fund after holding them 90 calendar days or less, or the Clough China Fund, the CompleteCommodities Strategy Fund and the ALPS | Kotak India Growth Fund after holding them 30 calendar days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the respective Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase

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brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to a Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Each Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, each Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in a Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, each Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that a Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that a Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value each Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for each Fund to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). None of the Funds will value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Fund’s sub-adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because each Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), each Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). Each Fund may also use fair value procedures if its sub-adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Each Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, each Fund may, among other things, consider significant events (which may be

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considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, each Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Each Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Each Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in a Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, each Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

DIVIDENDS AND DISTRIBUTIONS

The ALPS | Alerian MLP Infrastructure Index Fund, RiverFront Long-Term Dynamic Income Fund, RiverFront Moderate Growth & Income Fund and RiverFront Conservative Income Builder Fund each pay dividends on a quarterly basis, each other Fund normally pays dividends on an annual basis. All Funds distribute capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income each Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

The Trust is an open-end registered investment company under the 1940 Act. As such, a Fund is generally limited under the 1940 Act to one distribution in any one taxable year of long-term capital gains realized by the Fund. In this regard, that portion of the ALPS | Alerian MLP Infrastructure Index Fund’s income which consists of gain realized by the Fund on a sale of equity units in an MLP (other than the portion of such gain representing recapture income) may constitute long-term capital gain subject to this limitation. Cash distributions received by the Fund from the MLPs in which such Fund invests generally will not constitute long-term capital gain, except to the extent that (i) such MLP distributions relate to long-term capital gain realized by the MLP on a sale by the MLP of its assets or (ii) the distributions received from a particular MLP exceed such Fund’s tax basis in its equity units in such MLP. The Fund does not expect that a material portion of the cash distributions they receive from MLPs in which they invest will constitute long-term capital gain.

Each Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for a Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

TAXES

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state, or local tax consequences. This discussion does not apply to the ALPS | Alerian MLP Infrastructure Index Fund, which is separately addressed in the following section. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;
(ii)	U.S. corporations;
(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or
(iv)	a trust, if a court within the United States is able to exercise primary supervision over its administration and one

88	Prospectus | August 31, 2013

or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Funds for U.S. persons, investors should see the SAI under “TAXES – Taxation of the Fund.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

The Funds intend to meet all requirements under Subchapter M of the Code necessary to qualify for treatment as a regulated investment company (“RIC”) and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that the Funds are not subject to U.S. federal income tax in general. If a Fund does not meet the distribution requirements, that Fund may be subject to significant excise taxes. This discussion assumes that the Funds will satisfy these distribution requirements.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to shareholders.

Distributions of net capital gains that are properly designated by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. The Funds do not expect a significant portion of their distributions to derive from “qualified dividend income,” which will be taxed at favorable rates so long as certain requirements are met. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends received by a Fund; to the extent such dividends are received by a Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

Each Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, when it receives capital gain distributions from ETFs in which that Fund owns investments, or from transactions in section 1256 contracts, which may generate both short-term and long-term capital gains distributions. Each Fund may realize short-term capital gains from the sale of investments that such Fund owned for one year or less or from transactions in section 1256 contracts. Each Fund may realize ordinary income from distributions from ETFs, from foreign currency gains that are not section 1256 contracts, from interest on indebtedness owned by a Fund and from other sources.

The maximum long-term capital gain rate applicable to individuals is currently 20%. For more information, see the SAI under “TAXES – Taxation of Fund Distributions.”

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is still taxable. You can avoid this, if you choose, by investing soon after such Fund has paid a dividend.

Sale of Fund Shares

A shareholder who redeems shares in a Fund generally will recognize a capital gain or loss. The gain or loss will be equal to the difference between the amount received in the redemption of the exchange (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares surrendered. A shareholder who receives securities in redemption of shares of the Fund will generally recognize a gain or loss equal to the difference between the shareholder’s adjusted basis in the shares redeemed and the aggregate fair market value of the securities plus the amount of any cash received (net of any applicable fees). In certain circumstances a loss realized upon a redemption of shares of the Fund for securities in kind may not be deducted currently under the rules governing “wash sales.” Persons redeeming shares should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

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Under current federal tax laws, any capital gain or loss realized upon redemption of shares of the Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short term capital gain or loss if the Shares have been held for one year or less. In certain situations, a loss on the sale of shares held for six months or less will be a long term loss. For more information, see the SAI under “TAXES – Exchange or Redemption of Shares.”

Taxation of Certain Investments

Each Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes, although it is possible that a Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. Each Fund makes no assurances regarding its ability or willingness to so elect. In addition, each Fund’s investments in foreign securities or foreign currencies may increase or accelerate such Fund’s recognition of ordinary income and may affect the timing or amount of such Fund’s distributions. Each Fund may hold securities that are passive foreign investment companies for U.S. federal income tax purposes. For more information, see the SAI under “TAXES – Special Tax Considerations.”

Each Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, the original issue discount will be included in such Fund’s ordinary income. Even though payment of that amount is not received until a later time, it will be distributed to shareholders as taxable dividends. Each Fund may also buy investments in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but each Fund may elect instead to currently include the amount of market discount as ordinary income even though such Fund does not receive payment of such amount at that time. Each Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause such Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Funds could be required at times to liquidate other investments in order to satisfy their distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

Taxation of Certain Commodity-Linked Instruments

A Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a regulated investment company under the Code. The IRS issued a revenue ruling in December 2006 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As a result, the CompleteCommodities Strategy Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.

However, in Revenue Ruling 2006-31, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The CompleteCommodities Strategy Fund seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes.

A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The CompleteCommodities Strategy Fund has not obtained a ruling from the IRS with respect to its investments or its structure and presently does not intend to seek such a ruling from the IRS. Based on the analysis in private letter rulings previously issued to other taxpayers, the CompleteCommodities Strategy Fund intends to treat its income from commodity index-linked notes as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position.

The IRS has announced that it has suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes. If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes does not constitute qualifying income and if such positions were upheld, the CompleteCommodities Strategy Fund might cease to qualify as a regulated investment company and/or might be required to reduce its exposure to such commodity-linked investments which might result in difficulty in implementing its investment strategy. If the CompleteCommodities Strategy Fund does not qualify as a regulated investment company for any taxable year, the CompleteCommodities Strategy Fund’s taxable income would be subject to tax at the fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment company, the CompleteCommodities Strategy Fund

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may be required to recognize unrealized gains, pay substantial taxes, pay substantial penalties and/or make payments of interest and make certain distributions.

Investment in the Subsidiary

The CompleteCommodities Strategy Fund also will seek to gain exposure to commodities markets by investing in the Subsidiary. The IRS has issued private letter rulings to other taxpayers in which it held that income derived from a fund’s investment in a CFC will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. Private letter rulings may be relied upon only by the taxpayers to whom they are addressed.

A foreign corporation, such as the Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. It is expected that the Subsidiary will conduct its activities so as to satisfy the requirements of a safe-harbor set forth in the Code, under which the Subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. However, if the Subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation.

A foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate) on certain U.S. source gross income. No tax treaty is in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, it is not expected that the Subsidiary will derive income subject to U.S. withholding taxes.

The Subsidiary will be treated as a CFC for U.S. federal income tax purposes. As a result, the CompleteCommodities Strategy Fund must include in gross income for such purposes all of the Subsidiary’s “subpart F” income when the Subsidiary recognizes that income, whether or not the Subsidiary distributes such income to the CompleteCommodities Strategy Fund. It is expected that all of the Subsidiary’s income will be subpart F income. The CompleteCommodities Strategy Fund’s tax basis in the Subsidiary will be increased as a result of the CompleteCommodities Strategy Fund’s recognition of the Subsidiary’s subpart F income. The Complete-Commodities Strategy Fund will not be taxed on distributions received from the Subsidiary to the extent of the Subsidiary’s previously-undistributed subpart F income although its tax basis in the Subsidiary will be decreased by such amount. All subpart F income will be taxed as ordinary income, regardless of the nature of the transactions that generate it. Subpart F income does not qualify for treatment as qualified dividend income. If the Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the CompleteCommodities Strategy Fund.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer who recognizes adjusted gross income in excess of a threshold amount for a year. Net investment income will include, among other types of income, ordinary income, dividend income and capital gain derived from investments in the Funds. For information regarding the surtax on net investment income, see the SAI under “TAXES – Surtax on Net Investment Income.”

Backup Withholding

The Funds are also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to certain information and certifications the Funds or who is otherwise subject to backup withholding. The backup withholding tax rate is 28%. For more information regarding backup withholding, and the treatment of foreign accounts, see the SAI under “TAXES – Backup Withholding” and “TAXES – Foreign Accounts.”

You should also consult with your tax advisor regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

Investment into India from Mauritius

The ALPS | Kotak India Growth Fund intends to invest into the Portfolio. The Portfolio, which shall invest in the securities of Indian companies, is an entity formed in the Republic of Mauritius which has elected to be treated as a disregarded entity for U.S. federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for U.S. federal income tax purposes.

The taxation of the Portfolio in India shall be governed by the Act read with the provisions of the Treaty. As per Section 90(2) of the Act, the provisions of the Act would apply to the extent they are more beneficial than the provisions of the Treaty. In order for the Treaty provisions to apply, the Portfolio must be a tax resident of Mauritius and must obtain and provide a valid Mauritius tax residency certificate along with prescribed information.

According to the provisions of the Treaty, all the capital gains realized by the Portfolio, whether long-term or short term will not be subject to tax in India, provided the Portfolio does not have a permanent establishment in India. As per Section 90 of the Act, in order to avail the benefit of the Treaty, a person is required to obtain and provide a tax residence certificate issued by the Mauritius Revenue Authority along with prescribed information.

If the benefits of the Treaty are denied or if the Portfolio is held to have a permanent establishment in India, gains derived by the Portfolio due to the sale of securities, may be subject to taxation in India, as follows:

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Long-term capital gains from sale of Indian listed securities (where Securities Transaction Tax (“STT”) is applicable) would be exempt from tax in India. Short-term capital gains from sale of Indian listed securities (where STT is applicable) would be taxed at the rate of 15% in India subject to applicable Surcharge and Education Cess). Long-term capital gains from sale of Indian securities (where STT is not applicable) executed off the recognized stock exchange in India will be taxable at the rate of 10% in India (subject to applicable Surcharge and Education Cess). Short-term capital gains from sale of Indian securities (where STT is not applicable) executed off the recognized stock exchange in India will be taxed at the rate of 30% in India (subject to applicable Surcharge and Education Cess).

The period of holding for determining whether there are long term or short term capital gains shall vary depending upon the type of securities. In case of shares of a company, certain listed securities and zero coupon bonds, asset is characterized as long term capital asset if it is held for a period exceeding 12 months. However, other assets are treated as long term capital assets only if they are held for a period exceeding 36 months.

In the event gains on sale of Indian securities are held to be business income, then, in the absence of a “business connection” or a “permanent establishment” in India such business income of the Portfolio would not be subject to tax in India. However, in the event that the Portfolio is held to have a “business connection” or a “permanent establishment” in India then such business income could be taxed in India at the rate of 40% (subject to applicable Surcharge and Education Cess) but only to the extent such income is attributable to the activities of its business connection or permanent establishment in India.

For details relating to the taxation of Portfolio in India, please refer to the section entitled “Taxation” in the SAI.

There have been differing judicial pronouncements in India in the past as to whether gains from transactions in securities by FIIs should be taxed as “business profits” or as “capital gains”. However, these pronouncements, while laying down certain guiding principles have largely been driven by the facts and circumstances of the case. Although, historically, most FIIs have offered sale proceeds from their investments in Indian securities to tax as capital gains, in the past, there have been instances where FIIs have obtained a ruling from the Authority for Advance Rulings (“AAR”) in India, that the income earned by them from the sale of Indian securities, including exchange traded derivatives, is in the nature of business income and hence subject to tax in India only in the presence of a permanent establishment in India. Rulings of the AAR are private rulings and hence, binding only on the applicant and the taxpayer in relation to that particular assessment. Then again, recently the AAR has given a ruling in some cases of FIIs that their income from sale of shares should be characterized as capital gains and not business income. In the event that the Indian tax authorities treat the gains earned by the Portfolio as business income, such gains will not be taxable in India so long as the Portfolio does not have a PE in India. In case the Portfolio is held to have a PE in India, gains attributable to the PE would be taxable in India at the rate of 40% (subject to applicable Surcharge and Education Cess).

In the event that the benefits of the Treaty are not available to the Portfolio and is held to have a permanent establishment in India, the Portfolio may be subject to a MAT. As per the Act, if the tax payable by any company (including a foreign company) is less than 18.5% of its book profits, it will be required to pay MAT which will be deemed to be 18.5% (subject to applicable Surcharge and Education Cess) of such book profits. Long-term capital gains on the sale of listed securities are included in the definition of “book profits” for the purposes of calculating MAT.

The following disclosure is being added in order to comply with Mauritius law. The Fund invests substantially all of its assets in the Portfolio. The Portfolio has qualified to be authorized as an “Expert Fund” under the Regulations of the Mauritius Financial Services Commission. These Regulations provide that only “expert investors” may invest in the Expert Fund. An “expert investor” is an investor that makes an initial investment, for his own account, of not less than US $100,000 or is a sophisticated investor as defined in the Securities Act of 2005 or any similarly defined investor in any other securities legislation. Neither investors in the Portfolio nor investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Portfolio or the Fund’s failure.

The Mauritius Financial Services Commission does not vouch for the financial soundness of the Portfolio or the ALPS | Kotak India Growth Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Portfolio or the ALPS | Kotak India Growth Fund.

Tax Consequences Applicable to the ALPS | Alerian MLP Infrastructure Index Fund

Federal Income Taxation of the Alerian Fund

The Alerian Fund is taxed as a regular corporation (or so-called subchapter “C” corporation) for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the

92	Prospectus | August 31, 2013

Alerian Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Alerian Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.

As discussed below, the Alerian Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus deferring the Alerian Fund’s tax liability. However, the amount of taxes currently paid by the Alerian Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests, and such taxes will reduce your return from an investment in the Alerian Fund.

The Alerian Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Alerian Fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which the Alerian Fund invests, the Adviser expects that the cash flow received by the Alerian Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Alerian Fund (and this excess generally will not be currently taxable to the Alerian Fund but, rather, will result in a reduction of the Ale-rian Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Alerian Fund and less cash available to distribute to you or to pay to expenses.

The Alerian Fund will also be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the Alerian Fund on any sale of equity securities of an MLP. Cash distributions from an MLP to the Alerian Fund that exceed such Alerian Fund’s allocable share of such MLP’s net taxable income will reduce the Alerian Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Alerian Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Alerian Fund on a subsequent sale of the MLP equity securities.

The Alerian Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of MLP security, the Alerian Fund may be liable for previously deferred taxes. The Alerian Fund will rely to some extent on information provided by the MLPs which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Adviser will modify the estimates or assumptions regarding the Alerian Fund’s deferred tax liability as new information becomes available. The Alerian Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations (currently 35%) and an assumed rate attributable to state taxes.

Federal Income Taxation of Holders of the Alerian Fund’s Shares

Receipt of Distributions

Distributions made to you by the Alerian Fund (other than distributions in redemption of shares that are treated as sales or exchanges for income tax purposes, as discussed below) will generally constitute dividends to the extent of your allocable share of the Alerian Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Alerian Fund intend to invest, the Adviser anticipates that the distributed cash from the MLPs generally will exceed the Alerian Fund’s share of the MLPs’ taxable income. Consequently, the Adviser anticipates that only a portion of the Alerian Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Alerian Fund’s current and accumulated earnings and profits, your tax basis in the Alerian Fund’s Shares with respect to which the distribution is made will be reduced, which will increase the amount of any taxable gain (or decrease the amount of any tax loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain. Such gain will be long-term capital gain if you have held the Shares with respect to the distribution for more than one year. In determining the amount of gain that results from distributions in excess of your in your shares, it is uncertain whether you are entitled to recover your aggregate stock basis before reporting any gain. If the gain or loss on the distribution must be computed on a share-by-share basis, you may recognize gain on low-basis shares, even though your basis in other shares has not been fully recovered.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may be treated as “qualified dividend income.” Under current federal income tax law, qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day

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period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock. In addition, the taxpayer must not be under an obligation (whether under as a short sale or otherwise) to make related payments with respect to substantially similar or related property.

Dividends paid by the Alerian Fund are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including, among other things, rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in shares of the Alerian Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

Redemptions and Sales of Shares

A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Alerian Fund, or is in partial liquidation of such Alerian Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

Upon a redemption treated as a sale or exchange under the foregoing rules, or upon a sale of your shares to a third party, you generally will recognize capital gain or loss equal to the difference between the adjusted tax basis of your shares and the amount you receive when you sell them. An exchange of shares of the Alerian Fund for shares of another fund will be treated as a taxable sale of the Alerian Fund’s Shares with an amount realized equal to the fair market value of the shares received in the exchange. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate common shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 20%. The deductibility of capital losses is subject to certain limitations under the Code.

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI.

Because the Alerian Fund is a corporation for federal income tax purposes, an owner of any of the Alerian Fund’s Shares will not report on its federal income tax return any items of income, gain, loss, and deduction that are allocated to the Alerian Fund from the MLPs in which the Alerian Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of the Alerian Fund’s Shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Similarly, the income and gain realized from an investment in the Alerian Fund’s Shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company. Furthermore, the Alerian Fund’s Shares will constitute “qualifying assets” to regulated investment companies, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the amount of the Alerian Fund’s Shares owned by the regulated investment company does not constitute more than 5% of the value of the total assets held by the regulated investment company or more than 10% of the Fund’s outstanding voting securities.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer who recognizes adjusted gross income in excess of a threshold amount for a year. Net investment income will include, among other types of income, ordinary income, dividend income and capital gain derived from an investments in the Alerian Fund. For information regarding the surtax on net investment income, sett the SAI under “TAXES – Surtax on Net Investment Income.”

Backup Withholding

The Alerian Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to certain information and certifications the Funds or who is otherwise subject to backup withholding. The backup withholding tax rate is 28%. For more information regarding backup withholding and the treatment of foreign accounts, see the SAI under “TAXES – Backup Withholding,” “TAXES – Surtax on Net Investment Income” and “TAXES – Foreign Accounts.”

You should also consult with your tax advisor regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Alerian Fund.

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FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Please note that the financial highlights information in the following table represents financial highlights of each Fund through April 30 of each fiscal period shown below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds’ (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, except for the financial highlights of the ALPS | WMC Disciplined Value Fund for the year ended December 31, 2008 and the financial highlights of the Clough China Fund for each of the two years in the period ended July 31, 2009, which were audited by other auditors. Deloitte & Touche LLP’s report, along with the Funds’ financial statements and financial highlights, are included in the Funds’ annual report, which is available upon request by calling the Funds at 866.759.5679.

ALPS | Red Rocks Listed Private Equity Fund - Class A

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009
Net asset value, beginning of period	$4.67	$6.44	$5.17	$3.56	$9.47

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08(a)	0.07(a)	0.04(a)	0.14	0.08(a)
Net realized and unrealized gain/(loss)	1.39	(1.41)	1.61	1.99	(5.97)
Total from investment operations	1.47	(1.34)	1.65	2.13	(5.89)

DISTRIBUTIONS:
From net investment income	(0.09)	(0.43)	(0.38)	(0.52)	(0.03)
From net realized gains	–	–	–	–	(0.00)(b)
Total distributions	(0.09)	(0.43)	(0.38)	(0.52)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.01
Net increase/(decrease) in net asset value	1.38	(1.77)	1.27	1.61	(5.91)
Net asset value, end of year	$6.05	$4.67	$6.44	$5.17	$3.56

TOTAL RETURN(c)	31.75%	(19.68)%	33.22%	61.68%	(62.01)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$105,488	$85,807	$124,874	$67,192	$27,860
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.53%	1.71%	1.70%	1.71%	2.08%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.51%(e)	1.50%	1.50%	1.44%(f)	1.25%
Ratio of net investment income to average net assets(d)	1.54%	1.34%	0.67%	0.42%	2.16%
Portfolio turnover rate	32%	72%	43%	54%	59%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and ($0.005) per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(e)	Contractual expense limitation changed from 1.50% to 1.65% effective September 1, 2012.
(f)	Contractual expense limitation changed from 1.25% to 1.50% effective September 1, 2009.

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FINANCIAL HIGHLIGHTS

ALPS | Red Rocks Listed Private Equity Fund - Class C

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For theYear Ended April 30, 2013	For theYear Ended April 30, 2012	For the Period July 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$4.59	$6.37	$4.39

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.04	0.03	(0.01)
Net realized and unrealized gain/(loss)	1.35	(1.39)	2.36
Total from investment operations	1.39	(1.36)	2.35

DISTRIBUTIONS:
From net investment income	(0.06)	(0.42)	(0.37)
Total distributions	(0.06)	(0.42)	(0.37)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00(b)	0.00(b)	0.00(b)
Net increase/(decrease) in net asset value	1.33	(1.78)	1.98
Net asset value, end of year	$5.92	$4.59	$6.37

TOTAL RETURN(c)	30.55%	(20.33)%	55.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,417	$2,838	$2,566
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	2.25%	2.37%	2.31%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	2.25%	2.25%	2.25%(e)
Ratio of net investment income/(loss) to average net assets(d)	0.79%	0.59%	(0.19)%(e)
Portfolio turnover rate	32%	72%	43%(f)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2011.

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FINANCIAL HIGHLIGHTS

ALPS | Red Rocks Listed Private Equity Fund - Class I

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009
Net asset value, beginning of period	$4.69	$6.47	$5.19	$3.57	$9.47

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12(a)	0.08(a)	0.05(a)	0.28	0.10(a)
Net realized and unrealized gain/(loss)	1.36	(1.42)	1.62	1.87	(5.97)
Total from investment operations	1.48	(1.34)	1.67	2.15	(5.87)

DISTRIBUTIONS:
From net investment income	(0.09)	(0.44)	(0.39)	(0.53)	(0.05)
From net realized gains	–	–	–	–	(0.00)(b)
Total distributions	(0.09)	(0.44)	(0.39)	(0.53)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.02
Net increase/(decrease) in net asset value	1.39	(1.78)	1.28	1.62	(5.90)
Net asset value, end of year	$6.08	$4.69	$6.47	$5.19	$3.57

TOTAL RETURN(c)	31.99%	(19.52)%	33.47%	62.09%	(61.79)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$137,856	$77,750	$66,854	$45,144	$12,938
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.27%	1.41%	1.36%	1.47%	2.05%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.25%	1.25%	1.25%	1.19%(e)	1.00%
Ratio of net investment income to average net assets(d)	2.27%	1.60%	0.91%	0.78%	2.56%
Portfolio turnover rate	32%	72%	43%	54%	59%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and ($0.005) per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(e)	Contractual expense limitation changed from 1.00% to 1.25% effective September 1, 2009.

www.alpsfunds.com	97

FINANCIAL HIGHLIGHTS

ALPS | Red Rocks Listed Private Equity Fund - Class R

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009
Net asset value, beginning of period	$4.17	$5.82	$4.73	$3.31	$9.46

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.08(a)	0.05(a)	0.03(a)	(0.09)	0.15(a)
Net realized and unrealized gain/(loss)	1.24	(1.27)	1.43	2.02	(6.05)
Total from investment operations	1.32	(1.22)	1.46	1.93	(5.90)

DISTRIBUTIONS:
From net investment income	(0.08)	(0.43)	(0.37)	(0.51)	(0.26)
From net realized gains	–	–	–	–	(0.00)(b)
Total distributions	(0.08)	(0.43)	(0.37)	(0.51)	(0.26)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–	–	–	–	0.01
Net increase/(decrease) in net asset value	1.24	(1.65)	1.09	1.42	(6.15)
Net asset value, end of year	$5.41	$4.17	$5.82	$4.73	$3.31

TOTAL RETURN(c)	32.05%	(19.93)%	32.47%	60.92%	(62.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$191	$46	$125	$18	$ - (d)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.85%	1.89%	1.87%	2.27%	6.08%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.75%	1.75%	1.75%	1.75%(f)	1.50%
Ratio of net investment income/(loss) to average net assets(e)	1.80%	1.10%	0.66%	(0.24)%	2.72%
Portfolio turnover rate	32%	72%	43%	54%	59%

(a)	Calculated using the average shares method.
(b)	Less than ($0.005) per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Less than $500.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Contractual expense limitation changed from 1.50% to 1.75% effective September 1, 2009.

98	Prospectus | August 31, 2013

FINANCIAL HIGHLIGHTS

ALPS | WMC Disciplined Value Fund - Class A

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013(a)	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011(b)	For the Period January 1, 2010 to April 30, 2010(c)	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Net asset value, beginning of period	$8.42	$8.64	$7.43	$6.92	$5.86	$9.35

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08(d)	0.06(d)	0.06(d)	0.03	0.07	0.08
Net realized and unrealized gain/(loss)	1.61	(0.23)	1.22	0.48	1.06	(3.49)
Total from investment operations	1.69	(0.17)	1.28	0.51	1.13	(3.41)

DISTRIBUTIONS:
From net investment income	(0.10)	(0.05)	(0.07)	–	(0.07)	(0.08)
Total distributions	(0.10)	(0.05)	(0.07)	–	(0.07)	(0.08)

Net increase/(decrease) in net asset value	1.59	(0.22)	1.21	0.51	1.06	(3.49)
Net asset value, end of year	$10.01	$8.42	$8.64	$7.43	$6.92	$5.86

TOTAL RETURN(e)	20.17%	(1.81)%	17.34%	7.22%	19.24%	(36.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$50,142	$44,989	$48,899	$45,300	$62,264	$53,841
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.51%	1.58%	1.71%	1.70%(f)	N/A	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements	1.40%	1.40%	1.40%	1.40%(f)	1.62%	1.50%
Ratio of net investment income to average net assets	0.95%	0.83%	0.77%	0.60%(f)	1.12%	1.10%
Portfolio turnover rate(g)	34%	46%	44%	11%	56%	83%

(a)	Prior to August 31, 2012, the ALPS | WMC Value Disciplined Fund was known as the ALPS | WMC Value Intersection Fund.
(b)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the Fund).
(c)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	99

FINANCIAL HIGHLIGHTS

ALPS | WMC Disciplined Value Fund - Class C

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013(a)	For the Year Ended April 30, 2012	For the Period July 2, 2010 (Inception) to April 30, 2011(b)
Net asset value, beginning of period	$8.39	$8.62	$6.40

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	0.02	(0.01)	(0.01)
Net realized and unrealized gain/(loss)	1.57	(0.20)	2.27
Total from investment operations	1.59	(0.21)	2.26

DISTRIBUTIONS:
From net investment income	(0.05)	(0.02)	(0.04)
Total distributions	(0.05)	(0.02)	(0.04)

Net increase/(decrease) in net asset value	1.54	(0.23)	2.22
Net asset value, end of year	$9.93	$8.39	$8.62

TOTAL RETURN(d)	19.07%	(2.45)%	35.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$100	$79	$14
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.26%	2.38%	2.49%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.15%	2.15%	2.15%(e)
Ratio of net investment income/(loss) to average net assets	0.19%	(0.16)%	(0.09)%(e)
Portfolio turnover rate	34%	46%	44%(f)

(a)	Prior to August 31, 2012, the ALPS | WMC Value Disciplined Fund was known as the ALPS | WMC Value Intersection Fund.
(b)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the Fund).
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2011.

100	Prospectus | August 31, 2013

FINANCIAL HIGHLIGHTS

ALPS | WMC Disciplined Value Fund - Class I

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013(a)	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011(b)	For the Period January 1, 2010 to April 30, 2010(c)	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Net asset value, beginning of period	$8.49	$8.71	$7.48	$6.96	$5.89	$9.41

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.11(d)	0.09(d)	0.07(d)	0.02	0.07	0.09
Net realized and unrealized gain/(loss)	1.61	(0.24)	1.24	0.50	1.08	(3.52)
Total from investment operations	1.72	(0.15)	1.31	0.52	1.15	(3.43)

DISTRIBUTIONS:
From net investment income	(0.11)	(0.07)	(0.08)	–	(0.08)	(0.09)
Total distributions	(0.11)	(0.07)	(0.08)	–	(0.08)	(0.09)

Net increase/(decrease) in net asset value	1.61	(0.22)	1.23	0.52	1.07	(3.52)
Net asset value, end of year	$10.10	$8.49	$8.71	$7.48	$6.96	$5.89

TOTAL RETURN(e)	20.43%	(1.62)%	17.67%	7.47%	19.59%	(36.38)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$39,417	$34,636	$29,251	$16,814	$16,465	$3,658
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.26%	1.33%	1.46%	1.49%(f)	N/A	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%	1.15%	1.15%(f)	1.46%	1.40%
Ratio of net investment income to average net assets	1.20%	1.08%	0.95%	0.77%(f)	1.17%	1.30%
Portfolio turnover rate(g)	34%	46%	44%	11%	56%	83%

(a)	Prior to August 31, 2012, the ALPS | WMC Value Disciplined Fund was known as the ALPS | WMC Value Intersection Fund.
(b)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the Fund).
(c)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	101

FINANCIAL HIGHLIGHTS

Clough China Fund - Class A

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Period August 1, 2009 to April 30, 2010(a)(b)	For the Year Ended July 31, 2009	For the Year Ended July 31, 2008
Net asset value, beginning of period	$18.43	$21.02	$18.21	$16.32	$15.81	$22.46

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.15(c)	0.02(c)	(0.04)(c)	0.10	0.09(c)	(0.01)(c)
Net realized and unrealized gain/(loss)	2.90	(2.61)	2.94	1.85	0.62(d)	(1.73)
Total from investment operations	3.05	(2.59)	2.90	1.95	0.71	(1.74)

DISTRIBUTIONS:
From net investment income	(0.03)	–	(0.09)	(0.07)	(0.20)	(0.03)
From net realized gains	–	–	–	–	–	(4.88)
Total distributions	(0.03)	–	(0.09)	(0.07)	(0.20)	(4.91)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00(e)	0.00(e)	0.00(c)(e)	0.01	0.00(c)(e)	–
Net increase/(decrease) in net asset value	3.02	(2.59)	2.81	1.89	0.51	(6.65)
Net asset value, end of year	$21.45	$18.43	$21.02	$18.21	$16.32	$15.81

TOTAL RETURN(f)	16.54%	(12.32)%	16.00%	12.07%	5.00%(d)	(13.91)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$32,709	$30,542	$44,616	$28,695	$15,069	$17,927
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.14%	2.08%	2.07%	2.24%(g)	2.62%	2.34%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95%	1.95%	1.89%(h)	1.87%(g)(i)	1.95%	2.02%
Ratio of net investment income/ (loss) to average net assets	0.78%	0.13%	(0.22)%	(0.53)%(g)	0.70%	(0.06)%
Portfolio turnover rate(j)	221%	174%	170%	110%	120%	178%

(a)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from July 31 to April 30.
(b)	Prior to its reorganization on January 15, 2010, the Clough China Fund, the Fund was known as the Old Mutual China Fund.
(c)	Calculated using the average shares method.
(d)	Impact of payment by affiliate was less than $0.01 per share and 0.01%, respectively.
(e)	Less than $0.005 per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Contractual expense limitation changed from 1.85% to 1.95% effective January 1, 2011.
(i)	Contractual expense limitation changed from 1.95% to 1.85% effective January 1, 2010.
(j)	Portfolio turnover rate for periods less than one full year have not been annualized.

102	Prospectus | August 31, 2013

FINANCIAL HIGHLIGHTS

Clough China Fund - Class C

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Period August 1, 2009 to April 30, 2010(a)(b)	For the Year Ended July 31, 2009	For the Year Ended July 31, 2008
Net asset value, beginning of period	$17.90	$20.58	$17.89	$16.08	$15.48	$22.26

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.01(c)	(0.11)(c)	(0.21)(c)	(0.17)	(0.01)(c)	(0.17)(c)
Net realized and unrealized gain/(loss)	2.80	(2.57)	2.90	1.98	0.65(d)	(1.64)

Total from investment operations	2.81	(2.68)	2.69	1.81	0.64	(1.81)

DISTRIBUTIONS:
From net investment income	–	–	(0.00)(e)	–	(0.04)	(0.09)
From net realized gains	–	–	–	–	–	(4.88)

Total distributions	–	–	–	–	(0.04)	(4.97)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00(e)	0.00(e)	0.00(e)	–	–	–

Net increase/(decrease) in net asset value	2.81	(2.68)	2.69	1.81	0.60	(6.78)

Net asset value, end of year	$20.71	$17.90	$20.58	$17.89	$16.08	$15.48

TOTAL RETURN(f)	15.70%	(13.02)%	15.13%	11.26%	4.21%(d)	(14.49)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$12,251	$11,674	$16,848	$7,594	$8,267	$9,991
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.94%	2.88%	2.86%	3.18%(g)	3.43%	3.15%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.70%	2.70%	2.70%	2.70%(g)	2.70%	2.77%
Ratio of net investment income/(loss) to average net assets	0.07%	(0.62)%	(1.10)%	(1.26)%(g)	(0.05)%	(0.85)%
Portfolio turnover rate(h)	221%	174%	170%	110%	120%	178%

(a)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from July 31 to April 30.
(b)	Prior to its reorganization on January 15, 2010, the Clough China Fund, the Fund was known as the Old Mutual China Fund.
(c)	Calculated using the average shares method.
(d)	Impact of payment by affiliate was less than $0.01 per share and 0.01%, respectively.
(e)	Less than $0.005 and ($0.005) per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	103

FINANCIAL HIGHLIGHTS

Clough China Fund - Class I

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Period August 1, 2009 to April 30, 2010(a)(b)	For the Year Ended July 31, 2009	For the Year Ended July 31, 2008
Net asset value, beginning of period	$18.71	$21.30	$18.41	$16.52	$16.10	$22.65

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.13(c)	0.06(c)	(0.01)(c)	0.01	0.15(c)	0.13(c)
Net realized and unrealized gain/(loss)	3.02	(2.65)	3.03	2.03	0.60(d)	(1.80)

Total from investment operations	3.15	(2.59)	3.02	2.04	0.75	(1.67)

DISTRIBUTIONS:
From net investment income	(0.06)	–	(0.13)	(0.15)	(0.33)	–
From net realized gains	–	–	–	–	–	(4.88)

Total distributions	(0.06)	–	(0.13)	(0.15)	(0.33)	(4.88)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.02	0.00(e)	0.00(e)	–	–	–

Net increase/(decrease) in net asset value	3.11	(2.59)	2.89	1.89	0.42	(6.55)

Net asset value, end of year	$21.82	$18.71	$21.30	$18.41	$16.52	$16.10

TOTAL RETURN(f)	16.95%	(12.16)%	16.45%	12.36%	5.51%(d)	(13.41)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$25,972	$28,868	$41,054	$15,071	$9,744	$9,231
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.94%	1.85%	1.85%	1.86%(g)	1.97%	1.76%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.70%	1.70%	1.53%(h)	1.40%(g)	1.40%	1.47%
Ratio of net investment income/ (loss) to average net assets	0.69%	0.33%	(0.03)%	0.08%(g)	1.20%	0.62%
Portfolio turnover rate(i)	221%	174%	170%	110%	120%	178%

(a)	Effective March 9, 2010, the Board approved changing the fiscal year-end of the Fund from July 31 to April 30.
(b)	Prior to its reorganization on January 15, 2010, the Clough China Fund, the Fund was known as the Old Mutual China Fund and Class I was known as the Institutional Class.
(c)	Calculated using the average shares method.
(d)	Impact of payment by affiliate was less than $0.01 per share and 0.01%, respectively.
(e)	Less than $0.005 per share.
(f)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Annualized.
(h)	Contractual expense limitation changed from 1.40% to 1.70% effective January 1, 2011.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

104	Prospectus | August 31, 2013

CONSOLIDATED FINANCIAL HIGHLIGHTS

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund - Class A

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013(a)(b)	For the Year Ended April 30, 2012(a)	For the Period June 29, 2010 (Inception) to April 30, 2011(a)
Net asset value, beginning of period	$11.18	$14.28	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.03)	0.04	0.12
Net realized and unrealized gain/(loss)	(0.69)	(2.29)	4.87
Total from investment operations	(0.72)	(2.25)	4.99

DISTRIBUTIONS:
From net investment income	–	(0.83)	(0.71)
From net realized gains	–	(0.02)	–
Tax return of capital	(0.06)	–	–
Total distributions	(0.06)	(0.85)	(0.71

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00(d)	0.00(d)	0.00(d)
Net increase/(decrease) in net asset value	(0.78)	(3.10)	4.28
Net asset value, end of year	$10.40	$11.18	$14.28

TOTAL RETURN(e)	(6.44)%	(15.77)%	51.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$104,234	$85,805	$37,060
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.50%	1.64%	2.59%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.40%(h)	1.45%	1.45%(f)
Ratio of net investment income/(loss) to average net assets	(0.30)%	0.36%	1.08%(f)
Portfolio turnover rate(g)	117%	264%	59%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Jefferies Asset Management Cayman Trust (wholly-owned subsidiary).
(b)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommoditiesSM Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.
(h)

According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended April 30, 2013, for the prior fiscal year in the amount of 0.05% of average net assets of Class A shares.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund - Class C

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013(a)(b)	For the Year Ended April 30, 2012(a)	For the Period June 29, 2010 (Inception) to April 30, 2011(a)
Net asset value, beginning of period	$11.15	$14.19	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.10)	(0.05)	0.08
Net realized and unrealized gain/(loss)	(0.69)	(2.26)	4.87
Total from investment operations	(0.79)	(2.31)	4.95

DISTRIBUTIONS:
From net investment income	–	(0.71)	(0.76)
From net realized gains	–	(0.02)	–
Tax return of capital	(0.05)	–	–
Total distributions	(0.05)	(0.73)	(0.76)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00(d)	0.00(d)	0.00(d)
Net increase/(decrease) in net asset value	(0.84)	(3.04)	4.19
Net asset value, end of year	$10.31	$11.15	$14.19

TOTAL RETURN(e)	(7.10)%	(16.26)%	50.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$19,444	$18,095	$7,352
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.14%	2.24%	4.00%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.05%	2.05%	2.05%(f)
Ratio of net investment income/(loss) to average net assets	(0.92)%	(0.42)%	0.72%(f)
Portfolio turnover rate(g)	117%	264%	59%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Jefferies Asset Management Cayman Trust (wholly-owned subsidiary), exclusive of the subsidiary’s management fee.
(b)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommoditiesSM Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

106	Prospectus | August 31, 2013

CONSOLIDATED FINANCIAL HIGHLIGHTS

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund - Class I

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013(a)(b)	For the Year Ended April 30, 2012(a)	For the Period June 29, 2010 (Inception) to April 30, 2011(a)
Net asset value, beginning of period	$11.12	$14.25	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.00)(d)	0.10	0.13
Net realized and unrealized gain/(loss)	(0.69)	(2.32)	4.89
Total from investment operations	(0.69)	(2.22)	5.02

DISTRIBUTIONS:
From net investment income	–	(0.89)	(0.77)
From net realized gains	–	(0.02)	–
Tax return of capital	(0.06)	–	–
Total distributions	(0.06)	(0.91)	(0.77)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00(d)	0.00(d)	0.00(d)
Net increase/(decrease) in net asset value	(0.75)	(3.13)	4.25
Net asset value, end of year	$10.37	$11.12	$14.25

TOTAL RETURN(e)	(6.16)%	(15.53)%	51.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$187,146	$83,497	$73,630
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.17%	1.33%	2.04%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%	1.15%(f)
Ratio of net investment income/(loss) to average net assets	(0.02)%	0.82%	1.19%(f)
Portfolio turnover rate(g)	117%	264%	59%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Jefferies Asset Management Cayman Trust (wholly-owned subsidiary).
(b)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities sm Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(c)	Calculated using the average shares method. (d) Less than $0.005 and ($0.005) per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	107

FINANCIAL HIGHLIGHTS

RiverFront Global Growth Fund - Class A

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(a)	For the Period January 1, 2011 to April 30, 2011(b)	For the Period September 27, 2010 (Inception) to December 31, 2010
Net asset value, beginning of period	$13.37	$15.65	$14.66	$13.68

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.17	0.14	0.00(d)	0.23
Net realized and unrealized gain/(loss)	1.57	(1.41)	0.99	1.03
Total from investment operations	1.74	(1.27)	0.99	1.26

DISTRIBUTIONS:
From net investment income	(0.22)	(0.14)	–	(0.14)
From net realized gains	–	(0.87)	–	(0.14)
Total distributions	(0.22)	(1.01)	–	(0.28)
Net increase/(decrease) in net asset value	1.52	(2.28)	0.99	0.98
Net asset value, end of year	$14.89	$13.37	$15.65	$14.66

TOTAL RETURN(e)	13.14%	(7.51)%	6.75%	9.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8,525	$5,241	$12,307	$1,934
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.49%	1.52%	1.58%(f)	2.15%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)	0.98%(g)	0.92%	0.81%(f)	0.91%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	1.15%	1.15%	1.15%(f)	1.15%(f)
Ratio of net investment income to average net assets	1.23%	0.99%	0.06%(f)	6.20%(f)
Portfolio turnover rate(h)	113%	119%	34%	99%

(a)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(b)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

108	Prospectus | August 31, 2013

FINANCIAL HIGHLIGHTS

RiverFront Global Growth Fund - Class C

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(a)	For the Period January 1,2011 to April 30, 2011(b)	For the Period September 27, 2010 (Inception) to December 31, 2010
Net asset value, beginning of period	$13.29	$15.60	$14.63	$13.68

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) after reimbursements(c)	0.08	0.05	(0.04)	0.20
Net realized and unrealized gain/(loss)	1.54	(1.42)	1.01	1.02
Total from investment operations	1.62	(1.37)	0.97	1.22

DISTRIBUTIONS:
From net investment income	(0.15)	(0.07)	–	(0.13)
From net realized gains	–	(0.87)	–	(0.14)
Total distributions	(0.15)	(0.94)	–	(0.27)

Net increase/(decrease) in net asset value	1.47	(2.31)	0.97	0.95
Net asset value, end of year	$14.76	$13.29	$15.60	$14.63

TOTAL RETURN(d)	12.31%	(8.22)%	6.63%	8.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$7,182	$6,808	$6,156	$2,050
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.25%	2.29%	2.33%(e)	2.89%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)	1.73%(f)	1.67%	1.55%(e)	1.66%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	1.90%	1.90%	1.90%(e)	1.90%(e)
Ratio of net investment income/(loss) to average net assets	0.57%	0.34%	(0.72)%(e)	5.36%(e)
Portfolio turnover rate(g)	113%	119%	34%	99%

(a)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(b)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	109

FINANCIAL HIGHLIGHTS

RiverFront Global Growth Fund - Class I

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(a)	For the Period January 1, 2011 to April 30, 2011(b)	For the Period September 27, 2010 (Inception) to December 31, 2010
Net asset value, beginning of period	$13.40	$15.67	$14.65	$13.68

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after reimbursements(c)	0.20	0.19	0.01	0.17
Net realized and unrealized gain/(loss)	1.57	(1.43)	1.01	1.09
Total from investment operations	1.77	(1.24)	1.02	1.26

DISTRIBUTIONS:
From net investment income	(0.25)	(0.16)	–	(0.15)
From net realized gains	–	(0.87)	–	(0.14)
Total distributions	(0.25)	(1.03)	–	(0.29)

Net increase/(decrease) in net asset value	1.52	(2.27)	1.02	0.97
Net asset value, end of year	$14.92	$13.40	$15.67	$14.65

TOTAL RETURN(d)	13.36%	(7.31)%	7.04%	9.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$7,769	$6,022	$4,508	$2,280
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25%	1.30%	1.30%(e)	1.74%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)	0.73%(f)	0.67%	0.61%(e)	0.66%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	0.90%	0.90%	0.90%(e)	0.90%(e)
Ratio of net investment income to average net assets	1.45%	1.40%	0.23%(e)	4.70%(e)
Portfolio turnover rate(g)	113%	119%	34%	99%

(a)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(b)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Calculated using the average shares method.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

110	Prospectus | August 31, 2013

FINANCIAL HIGHLIGHTS

RiverFront Global Allocation Fund - Class A

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$10.86	$11.66	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.15	0.12	0.10
Net realized and unrealized gain/(loss)	1.08	(0.84)	1.61

Total from investment operations	1.23	(0.72)	1.71

DISTRIBUTIONS:
From net investment income	(0.16)	(0.07)	(0.05)
From net realized gains	–	(0.01)	–

Total distributions	(0.16)	(0.08)	(0.05)

Net increase/(decrease) in net asset value	1.07	(0.80)	1.66

Net asset value, end of year	$11.93	$10.86	$11.66

TOTAL RETURN(c)	11.47%	(6.18)%	17.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8,244	$5,791	$4,686
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.68%	1.80%	3.00%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.19%(e)	1.30%	1.30%(d)
Ratio of net investment income to average net asset	1.32%	1.10%	1.16%(d)
Portfolio turnover rate(f)	113%	163%	77%

(a)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	111

FINANCIAL HIGHLIGHTS

RiverFront Global Allocation Fund - Class C

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$10.81	$11.64	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.07	0.02	0.00(c)
Net realized and unrealized gain/(loss)	1.07	(0.82)	1.65
Total from investment operations	1.14	(0.80)	1.65

DISTRIBUTIONS:
From net investment income	(0.11)	(0.02)	(0.01)
From net realized gains	–	(0.01)	–
Total distributions	(0.11)	(0.03)	(0.01)

Net increase/(decrease) in net asset value	1.03	(0.83)	1.64
Net asset value, end of year	$11.84	$10.81	$11.64

TOTAL RETURN(d)	10.59%	(6.86)%	16.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,686	$9,891	$8,926
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.44%	2.58%	3.21% (e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95%(f)	2.05%	2.05%(e)
Ratio of net investment income to average net assets	0.66%	0.17%	0.04%(e)
Portfolio turnover rate(g)	113%	163%	77%

(a)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

112	Prospectus | August 31, 2013

FINANCIAL HIGHLIGHTS

RiverFront Global Allocation Fund - Class I

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$10.66	$11.42	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.17	0.13	0.08
Net realized and unrealized gain/(loss)	1.07	(0.80)	1.62
Total from investment operations	1.24	(0.67)	1.70

DISTRIBUTIONS:
From net investment income	(0.18)	(0.08)	(0.28)
From net realized gains	–	(0.01)	–
Total distributions	(0.18)	(0.09)	(0.28)

Net increase/(decrease) in net asset value	1.06	(0.76)	1.42
Net asset value, end of year	$11.72	$10.66	$11.42

TOTAL RETURN(c)	11.73%	(5.86)%	17.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,675	$3,496	$1,905
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.43%	1.55%	4.68%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.94%(e)	1.05%	1.05%(d)
Ratio of net investment income to average net assets	1.52%	1.28%	0.98%(d)
Portfolio turnover rate(f)	113%	163%	77%

(a)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	113

FINANCIAL HIGHLIGHTS

RiverFront Dynamic Equity Income Fund - Class A

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.24	$11.73	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.25	0.16	0.12
Net realized and unrealized gain/(loss)	0.99	(0.49)	1.67

Total from investment operations	1.24	(0.33)	1.79

DISTRIBUTIONS:
From net investment income	(0.24)	(0.15)	(0.06)
From net realized gains	–	–	(0.00)(c)
Tax return of capital	–	(0.01)	(0.00)(c)

Total distributions	(0.24)	(0.16)	(0.06)

Net increase/(decrease) in net asset value	1.00	(0.49)	1.73

Net asset value, end of year	$12.24	$11.24	$11.73

TOTAL RETURN(d)	11.22%	(2.80)%	17.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8,087	$7,114	$5,723
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.58%	1.73%	2.17%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.20%(f)	1.30%	1.30%(e)
Ratio of net investment income to average net assets	2.17%	1.50%	1.48%(e)
Portfolio turnover rate(g)	136%	133%	66%

(a)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

114	Prospectus | August 31, 2013

FINANCIAL HIGHLIGHTS

RiverFront Dynamic Equity Income Fund - Class C

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.14	$11.67	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.16	0.09	0.05
Net realized and unrealized gain/(loss)	0.98	(0.51)	1.67
Total from investment operations	1.14	(0.42)	1.72

DISTRIBUTIONS:
From net investment income	(0.15)	(0.10)	(0.05)
From net realized gains	–	–	(0.00)(c)
Tax return of capital	–	(0.01)	(0.00)(c)
Total distributions	(0.15)	(0.11)	(0.05)

Net increase/(decrease) in net asset value	0.99	(0.53)	1.67
Net asset value, end of year	$12.13	$11.14	$11.67

TOTAL RETURN(d)	10.41%	(3.60)%	17.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$16,070	$13,729	$9,223
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.33%	2.49%	3.10%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95%(f)	2.05%	2.05%(e)
Ratio of net investment income to average net assets	1.44%	0.84%	0.65%(e)
Portfolio turnover rate(g)	136%	133%	66%

(a)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	115

FINANCIAL HIGHLIGHTS

RiverFront Dynamic Equity Income Fund - Class I

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(a)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.17	$11.64	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.27	0.20	0.12
Net realized and unrealized gain/(loss)	0.99	(0.50)	1.68
Total from investment operations	1.26	(0.30)	1.80

DISTRIBUTIONS:
From net investment income	(0.27)	(0.16)	(0.15)
From net realized gains	–	–	(0.00)(c)
Tax return of capital	–	(0.01)	(0.01)
Total distributions	(0.27)	(0.17)	(0.16)

Net increase/(decrease) in net asset value	0.99	(0.47)	1.64
Net asset value, end of year	$12.16	$11.17	$11.64

TOTAL RETURN(d)	11.47%	(2.58)%	18.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,460	$6,897	$3,301
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.33%	1.49%	2.44%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.95%(f)	1.05%	1.05%(e)
Ratio of net investment income to average net assets	2.36%	1.88%	1.49%(e)
Portfolio turnover rate(g)	136%	133%	66%

(a)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

116	Prospectus | August 31, 2013

FINANCIAL HIGHLIGHTS

RiverFront Moderate Growth & Income Fund - Class A

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$10.96	$11.08	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24	0.17	0.15
Net realized and unrealized gain/(loss)	0.69	(0.12)	1.01
Total from investment operations	0.93	0.05	1.16

DISTRIBUTIONS:
From net investment income	(0.23)	(0.17)	(0.08)
From net realized gains	–	–	(0.00)(b)
Tax return of capital	–	(0.00)(b)	–
Total distributions	(0.23)	(0.17)	(0.08)

Net increase/(decrease) in net asset value	0.70	(0.12)	1.08
Net asset value, end of year	$11.66	$10.96	$11.08

TOTAL RETURN(c)	8.59%	0.55%	11.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$29,066	$20,754	$12,148
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.40%	1.50%	1.64%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.19%(e)	1.30%	1.30%(d)
Ratio of net investment income to average net assets	2.17%	1.65%	1.89%(d)
Portfolio turnover rate(f)	108%	128%	69%

(a)	Calculated using the average shares method.
(b)	Less than ($0.005) per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

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FINANCIAL HIGHLIGHTS

RiverFront Moderate Growth & Income Fund - Class C

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$10.92	$11.06	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16	0.09	0.10
Net realized and unrealized gain/(loss)	0.68	(0.13)	1.02

Total from investment operations	0.84	(0.04)	1.12

DISTRIBUTIONS:
From net investment income	(0.14)	(0.10)	(0.06)
From net realized gains	–	–	(0.00)(b)
Tax return of capital	–	(0.00)(b)	–

Total distributions	(0.14)	(0.10)	(0.06)

Net increase/(decrease) in net asset value	0.70	(0.14)	1.06

Net asset value, end of year	$11.62	$10.92	$11.06

TOTAL RETURN(c)	7.83%	(0.37)%	11.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$52,579	$39,015	$24,061
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.15%	2.25%	2.54%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95%(e)	2.05%	2.05%(d)
Ratio of net investment income to average net assets	1.43%	0.88%	1.22%(d)
Portfolio turnover rate(f)	108%	128%	69%

(a)	Calculated using the average shares method.
(b)	Less than ($0.005) per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

118	Prospectus | August 31, 2013

FINANCIAL HIGHLIGHTS

RiverFront Moderate Growth & Income Fund - Class I

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$10.94	$11.07	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.20	0.17
Net realized and unrealized gain/(loss)	0.70	(0.13)	1.01

Total from investment operations	0.96	0.07	1.18

DISTRIBUTIONS:
From net investment income	(0.25)	(0.19)	(0.11)
From net realized gains	–	–	(0.00)(b)
Tax return of capital	–	(0.01)	–

Total distributions	(0.25)	(0.20)	(0.11)

Net increase/(decrease) in net asset value	0.71	(0.13)	1.07

Net asset value, end of year	$11.65	$10.94	$11.07

TOTAL RETURN(c)	8.94%	0.71%	11.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$25,898	$12,880	$7,535
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.15%	1.26%	1.55%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.94%(e)	1.05%	1.05%(d)
Ratio of net investment income to average net assets	2.39%	1.91%	2.16%(d)
Portfolio turnover rate(f)	108%	128%	69%

(a)	Calculated using the average shares method
(b)	Less than ($0.005) per share.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

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FINANCIAL HIGHLIGHTS

RiverFront Conservative Income Builder Fund Fund - Class A

Selected data for a share of beneficial interest outstanding throughout the period indicated:

For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09
Net realized and unrealized gain	0.48
Total from investment operations	0.57

DISTRIBUTIONS:
From net investment income	(0.09)
Total distributions	(0.09)

Net increase in net asset value	0.48
Net asset value, end of year	$10.48

TOTAL RETURN(b)	5.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$607
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.65%(c)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%(c)(e)
Ratio of net investment income to average net assets	1.37%(c)(e)
Portfolio turnover rate(d)	73%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

120	Prospectus | August 31, 2013

FINANCIAL HIGHLIGHTS

RiverFront Conservative Income Builder Fund Fund - Class C

Selected data for a share of beneficial interest outstanding throughout the period indicated:

For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06
Net realized and unrealized gain	0.47
Total from investment operations	0.53

DISTRIBUTIONS:
From net investment income	(0.02)
Total distributions	(0.02)

Net increase in net asset value	0.51
Net asset value, end of year	$10.51

TOTAL RETURN(b)	5.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,264
Ratio of expenses to average net assets excluding fee waivers and reimbursements	6.53%(c)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%(c)(e)
Ratio of net investment income to average net assets	0.90%(c)(e)
Portfolio turnover rate(d)	73%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

www.alpsfunds.com	121

FINANCIAL HIGHLIGHTS

RiverFront Conservative Income Builder Fund Fund - Class I

Selected data for a share of beneficial interest outstanding throughout the period indicated:

For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12
Net realized and unrealized gain	0.46
Total from investment operations	0.58

DISTRIBUTIONS:
From net investment income	(0.29)
Total distributions	(0.29)

Net increase in net asset value	0.29
Net asset value, end of year	$10.29

TOTAL RETURN(b)	5.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$715
Ratio of expenses to average net assets excluding fee waivers and reimbursements	7.74%(c)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%(c)(e)
Ratio of net investment income to average net assets	1.84%(c)(e)
Portfolio turnover rate(d)	73%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

122	Prospectus | August 31, 2013

CONSOLIDATED FINANCIAL HIGHLIGHTS

ALPS | Kotak India Growth Fund - Class A

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013(a)	For the Year Ended April 30, 2012(a)	For the Period February 14, 2011 (Inception) to April 30, 2011(a)
Net asset value, beginning of period	$8.22	$10.35	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.07)	(0.08)	(0.04)
Net realized and unrealized gain/(loss)	1.32	(2.04)	0.39
Total from investment operations	1.25	(2.12)	0.35

DISTRIBUTIONS:
From net realized gains	–	(0.01)	–
Total distributions	–	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00(c)	0.00(c)	0.00(c)
Net increase/(decrease) in net asset value	1.25	(2.13)	0.35
Net asset value, end of year	$9.47	$8.22	$10.35

TOTAL RETURN(d)	15.21%	(20.44)%	3.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,681	$2,404	$935
Ratio of expenses to average net assets excluding fee waivers and reimbursements	7.99%	12.42%	69.96%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.00%	2.00%	2.00%(e)
Ratio of net investment loss to average net assets	(0.82)%	(0.89)%	(1.82)%(e)
Portfolio turnover rate(f)	93%	114%	9%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

ALPS | Kotak India Growth Fund - Class C

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013(a)	For the Year Ended April 30, 2012(a)	For the Period February 14, 2011 (Inception) to April 30, 2011(a)
Net asset value, beginning of period	$8.15	$10.32	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.12)	(0.13)	(0.05)
Net realized and unrealized gain/(loss)	1.31	(2.03)	0.37
Total from investment operations	1.19	(2.16)	0.32

DISTRIBUTIONS:
From net realized gains	–	(0.01)	–
Total distributions	–	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–	0.00(c)	–
Net increase/(decrease) in net asset value	1.19	(2.17)	0.32
Net asset value, end of year	$9.34	$8.15	$10.32

TOTAL RETURN(d)	14.60%	(20.97)%	3.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$924	$435	$466
Ratio of expenses to average net assets excluding fee waivers and reimbursements	8.54%	13.39%	69.64%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.60%	2.60%	2.60%(e)
Ratio of net investment loss to average net assets	(1.42)%	(1.49)%	(2.42)%(e)
Portfolio turnover rate(f)	93%	114%	9%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

124	Prospectus | August 31, 2013

CONSOLIDATED FINANCIAL HIGHLIGHTS

ALPS | Kotak India Growth Fund - Class I

Selected data for a share of beneficial interest outstanding throughout the period indicated:

	For the Year Ended April 30, 2013(a)	For the Year Ended April 30, 2012(a)	For the Period February 14, 2011 (Inception) to April 30, 2011(a)
Net asset value, beginning of period	$8.25	$10.34	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain/(loss)	1.34	(2.04)	0.37
Total from investment operations	1.30	(2.08)	0.34

DISTRIBUTIONS:
From net realized gains	–	(0.01)	–
Total distributions	–	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00(c)	0.00(c)	–
Net increase/(decrease) in net asset value	1.30	(2.09)	0.34
Net asset value, end of year	$9.55	$8.25	$10.34

TOTAL RETURN(d)	15.76%	(20.23)%	3.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,149	$1,609	$568
Ratio of expenses to average net assets excluding fee waivers and reimbursements	7.65%	12.05%	96.67%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.60%	1.60%	1.60%(e)
Ratio of net investment loss to average net assets	(0.42)%	(0.49)%	(1.36)%(e)
Portfolio turnover rate(f)	93%	114%	9%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	125

FINANCIAL HIGHLIGHTS

ALPS | Alerian MLP Infrastructure Index Fund - Class A

Selected data for a share of beneficial interest outstanding throughout the period indicated:

For the Period January 2, 2013 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.03)
Net realized and unrealized gain	1.29
Total from investment operations	1.26

DISTRIBUTIONS:
From tax return of capital	(0.16)
Total distributions	(0.16)

Net increase in net asset value	1.10
Net asset value, end of year	$11.10

TOTAL RETURN(b)	12.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$928

Ratio of expenses to average net assets before waivers and income tax expense	5.51%(c)(g)
Ratio of expense waivers to average net assets	(4.26%)(c)(g)
Ratio of expenses to average net assets net of waivers and before income tax expense	1.25%(c)(g)
Ratio of deferred income tax expense to average net assets(d)	20.55%(c)
Ratio of total expenses to average net assets	21.80%(c)

Ratio of investment loss to average net assets before waivers and income tax expense	(5.51%)(c)(g)
Ratio of expense waivers to average net assets	(4.26%)(c)(g)
Ratio of investment loss to average net assets net of waivers and before income tax expense	(1.25%)(c)(g)
Ratio of deferred income tax benefit to average net assets(e)	0.40%(c)
Ratio of net investment loss to average net assets	(0.85%)(c)

Portfolio turnover rate(f)	3%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Deferred income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(e)	Deferred income tax benefit for the ratio calculation is derived from net investment loss only.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.
(g)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

126	Prospectus | August 31, 2013

FINANCIAL HIGHLIGHTS

ALPS | Alerian MLP Infrastructure Index Fund - Class C

Selected data for a share of beneficial interest outstanding throughout the period indicated:

For the Period January 2, 2013 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.05)
Net realized and unrealized gain	1.30
Total from investment operations	1.25

DISTRIBUTIONS:
From tax return of capital	(0.16)
Total distributions	(0.16)

Net increase in net asset value	1.09
Net asset value, end of year	$11.09

TOTAL RETURN(b)	12.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$563

Ratio of expenses to average net assets before waivers and income tax expense	7.01%(c)(g)
Ratio of expense waivers to average net assets	(5.16%)(c)(g)
Ratio of expenses to average net assets net of waivers and before income tax expense	1.85%(c)(g)
Ratio of deferred income tax expense to average net assets(d)	20.55%(c)
Ratio of total expenses to average net assets	22.40%(c)

Ratio of investment loss to average net assets before waivers and income tax expense	(7.01%)(c)(g)
Ratio of expense waivers to average net assets	(5.16%)(c)(g)
Ratio of investment loss to average net assets net of waivers and before income tax expense	(1.85%)(c)(g)
Ratio of deferred income tax benefit to average net assets(e)	0.40%(c)
Ratio of net investment loss to average net assets	(1.45%)(c)

Portfolio turnover rate(f)	3%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Deferred income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(e)	Deferred income tax benefit for the ratio calculation is derived from net investment loss only.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.
(g)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

www.alpsfunds.com	127

FINANCIAL HIGHLIGHTS

ALPS | Alerian MLP Infrastructure Index Fund - Class I

Selected data for a share of beneficial interest outstanding throughout the period indicated:

For the Period January 2, 2013 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.02)
Net realized and unrealized gain	1.29
Total from investment operations	1.27

DISTRIBUTIONS:
From tax return of capital	(0.16)
Total distributions	(0.16)

Net increase in net asset value	1.11
Net asset value, end of year	$11.11

TOTAL RETURN(b)	12.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,256

Ratio of expenses to average net assets before waivers and income tax expense	6.01%(c)(g)
Ratio of expense waivers to average net assets	(5.16%)(c)(g)
Ratio of expenses to average net assets net of waivers and before income tax expense	0.85%(c)(g)
Ratio of deferred income tax expense to average net assets(d)	20.55%(c)
Ratio of total expenses to average net assets	21.40%(c)

Ratio of investment loss to average net assets before waivers and income tax expense	(6.01%)(c)(g)
Ratio of expense waivers to average net assets	(5.16%)(c)(g)
Ratio of investment loss to average net assets net of waivers and before income tax expense	(0.85%)(c)(g)
Ratio of deferred income tax benefit to average net assets(e)	0.40%(c)
Ratio of net investment loss to average net assets	(0.45%)(c)

Portfolio turnover rate(f)	3%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Deferred income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(e)	Deferred income tax benefit for the ratio calculation is derived from net investment loss only.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.
(g)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

128	Prospectus | August 31, 2013

PRIVACY POLICIES

FACTS	WHAT DOES ALPS | RED ROCKS LISTED PRIVATE EQUITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•       Social Security number and account transactions

•       Account balances and transaction history

•       Wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ALPS | Red Rocks Listed Private Equity Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does ALPS | Red Rocks Listed Private Equity Fund Share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 1-866-759-5679 or go to www.lpefund.com

www.alpsfunds.com	129

WHO WE ARE
Who is providing this notice?	ALPS | Red Rocks Listed Private Equity Fund (the “Fund”)
WHAT WE DO
How does ALPS | Red Rocks Listed Private Equity Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does ALPS | Red Rocks Listed Private Equity Fund collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•       sharing for affiliates’ everyday business purposes-information about your creditworthiness

•       affiliates from using your information to market to you

•       sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include companies such as ALPS Advisors Inc., and Red Rocks Capital, LLC.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•       ALPS | Red Rocks Listed Private Equity Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • ALPS | Red Rocks Listed Private Equity Fund does not jointly market.

OTHER IMPORTANT INFORMATION
California Residents

If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

130	Prospectus | August 31, 2013

FACTS	WHAT DOES ALPS | WMC DISCIPLINED VALUE FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•       Social Security number and account transactions

•       Account balances and transaction history

•       Wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ALPS | WMC Disciplined Value Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does ALPS | WMC Disciplined Value Fund Share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 1-866-759-5679 or go to www.alpsvaluefund.com

www.alpsfunds.com	131

WHO WE ARE
Who is providing this notice?	ALPS | WMC Disciplined Value Fund (the “Fund”)
WHAT WE DO
How does ALPS | WMC Disciplined Value Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does ALPS | WMC Disciplined Value Fund collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•       sharing for affiliates’ everyday business purposes-information about your creditworthiness

•       affiliates from using your information to market to you

•       sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Our affiliates include companies such as ALPS Advisors, Inc., and Wellington Management, LLP.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • ALPS | WMC Disciplined Value Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• ALPS | WMC Disciplined Value Fund does not jointly market.

OTHER IMPORTANT INFORMATION
California Residents

If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

132	Prospectus | August 31, 2013

FACTS	WHAT DOES CLOUGH CHINA FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Clough China Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Clough China Fund Share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, orreport to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 1-866-759-5679 or go to www.cloughchinafund.com

www.alpsfunds.com	133

WHO WE ARE
Who is providing this notice?	Clough China Fund (the “Fund”)
WHAT WE DO
How does Clough China Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Clough China Fund collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   sharing for affiliates’ everyday business purposes-information about your creditworthiness

•   affiliates from using your information to market to you

•   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include companies such as ALPS Advisors, Inc., and Clough Capital Partners, LP.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Clough China Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Clough China Fund does not jointly market.

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

134	Prospectus | August 31, 2013

FACTS	WHAT DOES ALPS | CORECOMMODITY MANAGEMENT COMPLETECOMMODITIES STRATEGY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number and account transactions

•   Account balances and transaction history

•   Wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ALPS | CoreCommodity Management CompleteCommodities Strategy Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does ALPS | CoreCommodity Management CompleteCommodities Strategy Fund Share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 1-866-759-5679 or go to www.alpscommoditystrategy.com

www.alpsfunds.com	135

WHO WE ARE
Who is providing this notice?	ALPS | CoreCommodity Management CompleteCommodities Strategy Fund (the “Fund”)
WHAT WE DO
How does ALPS | CoreCommodity Management CompleteCommodities Strategy Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does ALPS | CoreCommodity Management CompleteCommodities Strategy Fund collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes-information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  Our affiliates include companies such as ALPS Advisors, Inc., and ALPS | CoreCommodity Management, LLC.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•  ALPS | CoreCommodity Management CompleteCommodities Strategy Fund does not share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•  ALPS | CoreCommodity Management CompleteCommodities Strategy Fund does not jointly market.

OTHER IMPORTANT INFORMATION
California Residents

If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

136	Prospectus | August 31, 2013

FACTS	WHAT DOES RIVERFRONT GLOBAL ALLOCATION SERIES (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account transactions • Account balances and transaction history • Wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons RiverFront Global Allocation Series chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Riverfront Global Allocation Series Share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 1-866-759-5679 or go to www.alpsriverfront.com

www.alpsfunds.com	137

WHO WE ARE
RiverFront Global Allocation Series (the “Funds”)
Who is providing this notice?

•       RiverFront Global Allocation Series Funds consists of RiverFront Global Growth Fund, RiverFront Dynamic Equity Fund, RiverFront Global Allocation Fund, RiverFront Moderate Growth & Income Fund, and RiverFront Conservative Income Builder Fund.

WHAT WE DO
How does RiverFront Global Allocation Series protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does RiverFront Global Allocation Series collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•       sharing for affiliates’ everyday business purposes-information about your creditworthiness

•       affiliates from using your information to market to you

•       sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include companies such as ALPS Advisors, Inc., and RiverFront Investment Group,LLC.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•       RiverFront Global Allocation Series does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • RiverFront Global Allocation Series does not jointly market.

OTHER IMPORTANT INFORMATION
California Residents

If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

138	Prospectus | August 31, 2013

FACTS	WHAT DOES ALPS | KOTAK INDIA GROWTH FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•       Social Security number and account transactions

•       Account balances and transaction history

•       Wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ALPS | Kotak India Growth Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does ALPS | Kotak India Growth Fund Share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 1-866-759-5679 or go to www.alpskotakindiafund.com

www.alpsfunds.com	139

WHO WE ARE
Who is providing this notice?	ALPS | Kotak India Growth Fund (the “Fund”)
WHAT WE DO
How does ALPS | Kotak India Growth Fund Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does ALPS | Kotak India Growth Fund Fund collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•       sharing for affiliates’ everyday business purposes-information about your creditworthiness

•       affiliates from using your information to market to you

•       sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include companies such as ALPS Advisors Inc., and Kotak Mahindra (UK) Limited.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • ALPS | Kotak India Growth Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • ALPS | Kotak India Growth Fund does not jointly market.

OTHER IMPORTANT INFORMATION
California Residents

If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

140	Prospectus | August 31, 2013

FACTS	WHAT DOES ALPS | ALERIAN MLP INFRASTRUCTURE INDEX FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•       Social Security number and account transactions

•       Account balances and transaction history

•       Wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ALPS | Alerian MLP Infrastructure Index Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does ALPS |Alerian MLP Infrastructure Index Fund Share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions,maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 1-866-759-5679 or go to www.alpsfunds.com

www.alpsfunds.com	141

WHO WE ARE
Who is providing this notice?	ALPS | Alerian MLP Infrastructure Index Fund
WHAT WE DO
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•        sharing for affiliates’ everyday business purposes information about your creditworthiness

•        affiliates from using your information to market to you

•        sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•        ALPS | Alerian MLP Infrastructure Index Fund’s affiliates include companies such as ALPS Advisors,Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•        ALPS | Alerian MLP Infrastructure Index Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • ALPS | Alerian MLP Infrastructure Index Fund does not jointly market.

OTHER IMPORTANT INFORMATION
California Residents

If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

142	Prospectus | August 31, 2013

PAGE INTENTIONALLY LEFT BLANK

Additional Information About Each Fund

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about each Fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

Statement of Additional Information

The statement of additional information provides more detailed information about each Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

Each Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about a Fund by contacting the Transfer Agent at 866.759.5679, by writing the Fund at P.O. Box 44386, Denver, CO, 80201, or by calling your financial consultant. This information is also available free of charge on a Fund’s website at www.alpsfunds.com.

You can also review a Fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about a Fund that is not in this Prospectus, you should not rely upon that information. Neither any Fund nor the Distributor is offering to sell shares of a Fund to any person to whom that Fund may not lawfully sell its shares.

(Investment Company Act file no. 811-8194)

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

1	PROSPECTUS August 31, 2013

VULCAN VALUE PARTNERS FUND

VULCAN VALUE PARTNERS FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of exchange price or amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	1.18%
Fee Waiver and Expense Reimbursement(1)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.18%

(1)

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2014. If the Adviser foregoes any fees and/or reimburses the Fund pursuant to this letter agreement with respect to a particular fiscal year, then the Adviser shall be entitled to recover from the Fund the amount foregone or reimbursed to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue this waiver without the approval by the Fund’s Board of Trustees.

(2)	Expenses have been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses if you did not redeem your shares:	$120	$375	$649	$1,430

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Vulcan Value Partners Fund seeks to achieve long-term capital appreciation by investing primarily in publicly traded mid-cap and large-cap companies the Fund believes to be both undervalued and possessing a sustainable competitive advantage.

The Fund views equity investments as ownership in a business enterprise and approaches investing as long-term partial ownership of businesses. The Fund seeks to purchase publicly traded companies at significant discounts to intrinsic worth. The Fund seeks to invest for the long term, limiting the selection of qualifying investments to good businesses with identifiable, sustainable competitive advantages to maximize returns and to minimize risk. The Fund generally defines risk as the probability of permanently losing capital over a five-year period. The Fund generally sells stocks when they approach their appraised value. The Fund seeks to determine business or intrinsic value through disciplined financial analysis. The Fund believes that equities purchased at prices substantially less than their intrinsic worth generally afford capital protection from significant permanent loss and also create the possibility of substantial appreciation if the market recognizes the company’s economic value.

www.vulcanvaluepartners.com	2

VULCAN VALUE PARTNERS FUND

This portfolio strategy invests in companies with larger market capitalizations. Generally, subject to price, any publicly traded company with reasonable economics would be a potential investment in this portfolio. A core position in the Fund is generally approximately 5% of the Fund’s portfolio, so that theoretically the Fund would seek to hold about 20 companies, spread across various industries. Because it is rare that the Fund would find exactly 20 companies meeting its investment guidelines, concentration will vary with the price to value ratio of specific companies. The Fund may invest in positions as small as 1% when price to value ratios are higher. The Fund generally will not invest in any business that is trading above the Fund’s estimate of its fair value. Most of these securities are listed on the major securities exchanges. The Fund may invest up to 30% of assets in publicly traded foreign securities and may hold up to 10% of net assets in illiquid securities. If investments meeting the Fund’s criteria are not available, the Fund may invest the Fund’s assets temporarily in obligations of the U.S. government and its agencies, or in other money market instruments.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio that may adversely affect its net asset value and total return. Unless otherwise stated, these risks apply to the Fund. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all of the disclosure information provided and to understand that you may lose money by investing in the Fund.

•	Stock Market Risk – The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.
•	Business Ownership Risk - The Fund treats investing as partial ownership of qualifying businesses. As partial owners of these companies, the Fund faces the risks inherent in owning a business.
•

Medium-Size Company Risk – Medium-sized companies may have more limited product lines, markets and financial resources than larger companies. In addition, mid-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, the ability to dispose of such securities may be more limited.

•	Non-diversification Risk – The Fund is classified as non-diversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund’s NAV and total return. Being non-diversified may also make the Fund more susceptible to financial, economic, political or other developments that may impact a security. Although the Fund may from time to time satisfy the requirements for a diversified fund, its non-diversified classification gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

•

Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•	Currency Risk – The value of the Fund’s investments may fall as a result of changes in exchange rates.
•	Managed Portfolio Risk – The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.vulcanvaluepartners.com or by calling 877.421.5078.

3	PROSPECTUS August 31, 2013

VULCAN VALUE PARTNERS FUND

Best Quarter	–	March 31, 2012	14.88%
Worst Quarter	–	June 30, 2010	-12.12%

The Fund’s year-to-date return as of June 30, 2013 was 11.23%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns For the period ended December 31, 2012	1 Year	Since Inception (12.30.09)
Return Before Taxes	24.38%	12.47%
Return After Taxes on Distributions	24.06%	12.30%
Return After Taxes on Distributions and Sale of Fund Shares	16.28%	10.76%
Russell 1000 Value Index® (reflects no deduction for fees, expenses or taxes)	17.51%	10.50%
S&P 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)	16.00%	10.49%

INVESTMENT ADVISER

Vulcan Value Partners LLC is the investment adviser to the Fund.

PORTFOLIO MANAGER

C.T. Fitzpatrick, Chief Investment Officer of Vulcan Value Partners LLC, has served as the Fund’s portfolio manager since its inception in December 2009.

PURCHASE AND SALE OF FUND SHARES

The minimum investment to open a regular account is $5,000. The minimum investment to open a Coverdell Education Savings Account or a retirement fund account is $500. The subsequent investment minimum for any type of account is $500. Purchases, exchanges and redemptions may be made on any business day through the Fund’s website at www.vulcanvaluepartners.com, by telephone at 877.421.5078, by regular mail at PO Box 1236, Denver, CO 80201-1236, or by a systematic purchase, exchange or withdrawal plan (must be a minimum of $500).

TAX INFORMATION

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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VULCAN VALUE PARTNERS SMALL CAP FUND

VULCAN VALUE PARTNERS SMALL CAP FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of exchange price or amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.15%
Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.35%
Fee Waiver and Expense Reimbursement(1)	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.26%

(1)

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2014. If the Adviser foregoes any fees and/or reimburses the Fund pursuant to this letter agreement with respect to a particular fiscal year, then the Adviser shall be entitled to recover from the Fund the amount foregone or reimbursed to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue this waiver without the approval by the Fund’s Board of Trustees.

(2)	Expenses have been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses if you did not redeem your shares:	$128	$419	$730	$1,614

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 57% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Vulcan Value Partners Small Cap Fund seeks to achieve long term capital appreciation by investing primarily in publicly traded small-cap companies the Fund believes to be both undervalued and possessing a sustainable competitive advantage.

The Fund views equity investments as ownership in a business enterprise and approaches investing as long-term partial ownership of businesses. The Fund seeks to purchase publicly traded companies at significant discounts to intrinsic worth. The Fund seeks to invest for the long term, limiting the selection of qualifying investments to good businesses with identifiable, sustainable competitive advantages to maximize returns and to minimize risk. The Fund generally defines risk as the probability of permanently losing capital over a five-year period.

The Fund generally sells stocks when they approach their appraised value. The Fund seeks to determine business or intrinsic value through disciplined financial analysis. The Fund believes that equities purchased at prices substantially less than their intrinsic worth generally afford capital protection from significant permanent loss and also create the possibility of substantial appreciation if the market recognizes the company’s economic value.

5	PROSPECTUS August 31, 2013

VULCAN VALUE PARTNERS SMALL CAP FUND

This portfolio strategy invests in companies with smaller market capitalizations. While the Fund does not have any defined cutoffs, the Fund generally uses the Russell 2000® as a guide to define the universe of small capitalization companies, and any small publicly traded company with reasonable economics would be a potential investment in this portfolio. As of May 31, 2013, the latest reconstitution date, the median market capitalization of the Russell 2000® index was approximately $594 million, the top of this range was approximately $3.298 billion. The Vulcan Value Partners Small Cap Fund’s capitalization range will change over time. Once the Fund owns a company, the Fund will not necessarily sell it just because it has grown to a size that the Fund would not consider to be small cap. A core position in the Fund is generally approximately 5% of the Fund’s portfolio, so that theoretically the Fund would seek to hold about 20 companies, spread across various industries. Because it is rare that the Fund would find exactly 20 companies meeting its investment guidelines, concentration will vary with the price to value ratio of specific companies. The Fund may invest in positions as small as less than 1% when price to value ratios are higher. The Fund generally will not invest in any business that is trading above the Fund’s estimate of its fair value. Most of these securities are listed on the major securities exchanges. The Fund may invest up to 30% of assets in publicly traded foreign securities and may hold up to 10% of net assets in illiquid securities. If investments meeting the Fund’s criteria are not available, the Fund may invest the Fund’s assets temporarily in obligations of the U.S. government and its agencies, or in other money market instruments.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio that may adversely affect its net asset value and total return. Unless otherwise stated, these risks apply to the Fund. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all of the disclosure information provided and to understand that you may lose money by investing in the Fund.

•	Stock Market Risk – The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.
•	Business Ownership Risk - The Fund treats investing as partial ownership of qualifying businesses. As partial owners of these companies, the Fund faces the risks inherent in owning a business.
•

Small-Size Company Risk – The Fund may invest in the securities of companies with small market capitalizations. Small-sized companies may have more limited product lines, markets, and financial resources than larger companies. In addition, their securities may trade less frequently and in more limited volume than those of larger companies. Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, the ability to dispose of such securities may be more limited. Because the Fund normally invests at least 80% of its net equity assets in securities of smaller companies, these risks may be increased.

•

Non-diversification Risk – The Fund is classified as non-diversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund’s NAV and total return. Being non-diversified may also make the Fund more susceptible to financial, economic, political or other developments that may impact a security. Although the Fund may from time to time satisfy the requirements for a diversified fund, its non-diversified classification gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

•

Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•	Currency Risk – The value of the Fund’s investments may fall as a result of changes in exchange rates.
•	Managed Portfolio Risk – The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.

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VULCAN VALUE PARTNERS SMALL CAP FUND

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.vulcanvaluepartners.com or by calling 877.421.5078.

Best Quarter	–	December 31, 2011	16.42%
Worst Quarter	–	September 30, 2011	-15.63%

The Fund’s year-to-date return as of June 30, 2013 was 17.82%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns For the period ended December 31, 2012	1 Year	Since Inception (12.30.09)
Return Before Taxes	25.10%	17.41%
Return After Taxes on Distributions	24.91%	16.30%
Return After Taxes on Distributions and Sale of Fund Shares	16.56%	14.49%
Russell 2000 Value Index® (reflects no deduction for fees, expenses or taxes)*	18.05%	11.03%
Russell 2000 Index® (reflects no deduction for fees, expenses or taxes)	16.35%	11.76%
Russell 1000 Value Index® (reflects no deduction for fees, expenses or taxes)	17.51%	10.50%
*

The Russell 2000® Value Index replaced the Russell 1000® Value Index as the Fund’s primary benchmark index because it better reflects the Fund’s portfolio. The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

INVESTMENT ADVISER

Vulcan Value Partners LLC is the investment adviser to the Fund.

PORTFOLIO MANAGER

C.T. Fitzpatrick, Chief Investment Officer of Vulcan Value Partners LLC, has served as the Fund’s portfolio manager since its inception in December 2009.

PURCHASE AND SALE OF FUND SHARES

The minimum investment to open a regular account is $5,000. The minimum investment to open a Coverdell Education Savings Account or a retirement fund account is $500. The subsequent investment minimum for any type of account is $500. Purchases, exchanges and redemptions may be made on any business day through the Fund’s website at www.vulcanvaluepartners.com, by telephone at 877.421.5078, by regular mail at PO Box 1236, Denver, CO 80201-1236, or by a systematic purchase, exchange or withdrawal plan (must be a minimum of $500).

TAX INFORMATION

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER

FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

7	PROSPECTUS August 31, 2013

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

VULCAN VALUE PARTNERS FUND

VULCAN VALUE PARTNERS SMALL CAP FUND

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

INVESTMENT OBJECTIVE AND PRINCIPAL

STRATEGIES

This section describes each Fund’s investment objective and principal investment strategies. See “More on Each Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information about each Fund’s investments and the risks of investing.

What is Each Fund’s Investment Objective?

Each Fund seeks to achieve long-term capital appreciation.

While there is no assurance that a Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Trust’s Board of Trustees (the “Board”) may change the Fund’s investment objective or the Fund’s principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are the Funds’ Principal Investment Strategies?

Unless otherwise stated, the following investment philosophies and processes apply to each Fund.

•

VULCAN VALUE PARTNERS FUND seeks to achieve long-term capital appreciation by investing primarily in publicly traded mid- and large-capitalization U.S. companies believed to be both undervalued and possessing a sustainable competitive advantage.

•

VULCAN VALUE PARTNERS SMALL CAP FUND seeks to achieve long-term capital appreciation by investing primarily in publicly traded small-capitalization U.S. companies believed to be both undervalued and possessing a sustainable competitive advantage.

The Funds’ Investment Philosophies. Both Funds are value funds. Vulcan Value Partners LLC (“Vulcan” or the “Adviser”) is the investment adviser to the Funds. The Funds view equity investments as ownership in a business enterprise and approach investing as long-term partial ownership of businesses. The Funds seek to purchase publicly traded companies at significant discounts to intrinsic worth. The Funds seek to invest for the long term, limiting the selection of qualifying investments to good businesses with identifiable, sustainable competitive advantages to maximize returns and to minimize risk. The Funds generally define risk as the probability of permanently losing capital over a five-year period. The Funds generally sell stocks when they approach their appraised value. The Funds seek to determine business or intrinsic value through disciplined financial analysis. The Funds believe that equities purchased at prices substantially less than their intrinsic worth generally afford capital protection from significant permanent loss and also create the possibility of substantial appreciation if the market recognizes the company’s economic value.

The Funds’ Investment Process. Under normal circumstances, both Funds follow the same investment disciplines and appraisal methods. The Funds identify companies that are believed to have sustainable competitive advantages allowing them to produce free cash flow and earn superior cash returns on capital. The Funds seek to invest in businesses that are run by ethical, capable, stockholder-oriented management teams that also are good operators, and, very importantly, understand the importance of capital allocation. The Funds then focus their analysis on the difference between price and value; that is, the difference between the price of the company’s securities and the appraised value of the securities. The greater the difference of value over price, the larger the margin of safety and the more attractive the investment. The Funds will generally invest larger amounts of their assets in companies determined to have lower price to value ratios and reduce capital committed to companies determined to have higher price to value ratios.

Under normal circumstances, at least eighty percent (80%) of the Vulcan Value Partners Small Cap Fund’s net assets are invested in small-cap companies. For purposes of this policy, the Vulcan Value Partners Small Cap Fund considers small-cap companies to be those companies included in, or similar in size to those included in, the Russell 2000® index, as of the latest reconstitution date, at the time of purchase. As of May 31, 2013, the latest reconstitution date, the median market capitalization of the Russell 2000® index was approximately $594 million, the top of this range was approximately $3.298 billion. The Vulcan Value Partners Small Cap Fund’s capitalization range will change over time.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

MORE ON EACH FUND’S INVESTMENTS AND RELATED RISKS

Each Fund’s investment objective and its principal investment strategies are described above under “Investment Objective and Principal Investment Strategies.” This section provides additional information about each Fund’s investment strategies and certain portfolio management techniques each Fund may use, as well as the principal and other risks that may affect each Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in each Fund’s Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Securities in Which the Funds Invest?

Equity Securities

Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments. Each Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts, or limited partnership interests.

Foreign Securities

Each Fund may invest directly in publicly traded foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

Portfolio Turnover

Each Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the Adviser believes that the sale is in the best interest of the Fund (for example, if the Adviser believes an alternative investment has greater growth potential). This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund and, in particular, may generate short-term capital gains that when distributed to shareholders are taxed at ordinary income tax rates.

Cash Position

Each Fund may not always stay fully invested. For example, when the Adviser believes that market conditions are unfavorable for profitable investing, or when the Adviser is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested.

What are the Non-Principal Strategies of Each Fund?

Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or by reducing risk; however, they may not achieve the Fund’s objective. These securities and strategies may include:

•	Investment grade debt securities of publicly traded companies;
•	indexed/structured securities; and
•	securities purchased on a when-issued, delayed delivery or forward commitment basis.

Exchange Traded Funds

Each Fund may invest in shares of exchange traded funds (“ETFs”) and other similar instruments if the Adviser chooses to adjust the Fund’s exposure to the general market or industry sectors and to manage the Fund’s risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit the Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

9	PROSPECTUS August 31, 2013

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

Illiquid Investments

Each Fund may invest up to 10% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Board, certain restricted securities may be deemed liquid and will not be counted toward this 10% limit.

Temporary Defensive Investments

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

Investment Limitations

Unless otherwise indicated all limitations on Fund investments listed in this Prospectus will apply to a Fund’s holdings on an ongoing basis. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

What are the Principal Risks of Investing in Each Fund?

The following is a description of the principal risks of each Fund’s portfolio that may adversely affect its net asset value and total return. Unless otherwise stated, these risks apply to each Fund. There are other circumstances (including additional risks that are not described here) which could prevent a Fund from achieving its investment objective. It is important to read all of the disclosure information provided and to understand that you may lose money by investing in a Fund.

Stock Market Risk

The Funds invest primarily in common stocks or securities convertible to common stocks. Equity investments are subject to declines in a company’s share price or in the overall stock market. The value of your investment in a Fund fluctuates daily with stock price movements and, upon redemption, may be worth more or less than what you paid. The Funds seek to minimize this risk of loss of capital by (i) seeking a substantial margin of safety for securities purchases in terms of the extent to which the Fund’s appraised value for a security exceeds the corresponding price, and (ii) limiting investments to companies believed to have identifiable, sustainable competitive advantages that will allow them to produce free cash flow and earn superior cash returns on capital. While the ability to hold shares through periods of volatility may protect long-term investors from permanent loss, there is a risk that investments may never reach what the Funds believe are their true values, either because the market fails to recognize that value or because the Funds did not accurately predict the true value. Loss of money is, therefore, a risk of investing in the Funds.

Business Ownership Risk

The Funds treat investing as partial ownership of qualifying businesses. As partial owners of these companies, the Funds face the risks inherent in owning a business. First, the company’s operations must be successful. The successful operation of a business depends heavily on the skills and performance of that company’s management team. To minimize this risk, the Funds evaluate business risks, assess people and scrutinize competitive strengths in the assessment of long-term investment qualifications. The Funds seek to limit their investments to businesses that are run by ethical, capable, stockholder-oriented management teams that also are good operators and, very importantly, understand the importance of capital allocation.

Another risk of owning a company is financial risk. The analysis of a company’s financial strength is important, as the Funds do not intend to invest in business enterprises with inferior economics that are simply statistically cheap. The Funds believe that a good business produces free cash flow and high returns on investment capital without leverage. Leverage is an important consideration in the analysis because it increases both the risk and the potential for return. The Funds believe that good businesses can enhance their returns to equity investors with an efficient capital structure and prudent leverage, but the Funds generally view leveraged businesses with skepticism.

A third risk is whether a company can control costs and retain pricing power. The Funds strive to limit the selection of qualifying investments to good businesses with identifiable, sustainable competitive advantages. The Funds prefer to own businesses with strong purchasing power and the ability to pass cost increases on to customers.

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VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

Small- and Medium-Size Company Risk

The Funds may invest in the securities of companies with small or medium market capitalizations. Small- or medium-sized companies may have more limited product lines, markets, and financial resources than larger companies. In addition, their securities may trade less frequently and in more limited volume than those of larger companies. Small- or mid-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, the ability to dispose of such securities may be more limited. Because the Vulcan Value Partners Small Cap Fund normally invests at least 80% of its net equity assets in securities of smaller companies, these risks may be increased.

Non-Diversification Risk and Securities

Concentration Limitations

A mutual fund may elect to operate as a “diversified company,” which generally is defined in Section 5(b)(1) of the 1940 Act as any management investment company, if at least 75 percent of the company’s assets consist of cash, cash items, government securities, securities of other investment companies, and other securities. For the purposes of this calculation, “other securities” are limited in regard to any issuer to an amount not greater than 5 percent of the value of the total assets of the management company and to not more than 10 percent of the outstanding voting securities of the issuer. The Funds have chosen to be classified as non-diversified. As a result, an increase or decrease in the value of a single security may have a greater impact on a Fund’s net asset value (“NAV”) and total return. Being non-diversified may also cause a Fund to be more susceptible to financial, economic, political or other developments that may impact a security. Although a Fund may from time to time satisfy the requirements for a diversified fund, its non-diversified classification gives the Funds’ portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

The Funds have chosen to operate under certain self-imposed limitations that are unrelated to the diversification tests under Section 5(b)(1) of the 1940 Act. Each Fund will ensure that no issuer’s securities will constitute more than 10% of the Fund’s assets. In addition, each Fund will be allowed to invest up to, but no more than, an aggregate of 40% of its assets in positions where the investment in the securities of an issuer exceeds 5% of the Fund’s assets. Both of these tests will be applied to the Fund’s holdings on an ongoing basis.

Non-U.S. Securities Risk

Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of a Fund’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in that country.

Currency Risk

This is the risk that fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of a Fund’s non-U.S. investments to decline in terms of U.S. dollars. Additionally, certain of a Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See “Taxes” below. Funds that may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

Managed Portfolio Risk

As an actively managed portfolio, the value of each Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Adviser’s investment techniques could fail to achieve a Fund’s investment objective.

What are the Non-Principal Risks of Investing in Each Fund?

Exchange Traded Funds Risk

Each Fund’s investment in ETFs that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies

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without a leveraged capital structure. In addition, due to the compounding of daily returns, leveraged ETFs might not track their intended benchmark over longer periods of time.

Credit Risk

The companies in which a Fund may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

Liquidity and Valuation Risk

Because the Funds are non-diversified under the 1940 Act, the Funds are permitted to take relatively large ownership positions in some companies, and Vulcan may purchase the same security for more than one Fund as well as Vulcan’s separately managed account clients. It is possible that a Fund, or more than one Fund in combination with Vulcan’s separately managed account clients, may own more than 5% of a company’s equity securities and may own up to 15% or more of some companies, though each Fund is limited to no more than 10% of any company. Depending on market conditions and trading volume, disposing of such holdings could be more difficult than if the Funds and Vulcan’s other clients owned a smaller amount. Because selling a large position may take longer, a Fund may be more susceptible to price fluctuations. The Funds’ SAI contains more information about the diversification tests and concentration limits with respect to the companies in which each Fund may invest.

In addition, certain of each Fund’s, and in particular, the Vulcan Value Partners Small Cap Fund’s, investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity and valuation risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities and foreign securities, particularly those of issuers located in emerging markets.

Leverage Risk

Leverage occurs when a Fund increases its assets available for investment through borrowings or similar transactions. In accordance with the Fund’s investment policy, the Fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the 1940 Act, only for purposes of meeting short term cash flow needs for redemptions only, not for investment or other purposes. A Fund’s use of leverage may result in risks and can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Funds’ SAI.

MANAGEMENT

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs and is engaged to manage the investments of each of the Funds in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. Formed in 2007, Vulcan managed approximately $2.5 billion in client assets at June 30, 2013 and is registered with the SEC as an investment adviser. The Adviser’s principal address is 3500 Blue Lake Drive, Suite 400, Birmingham, Alabama 35243.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund pay the Adviser an annual management fee of 1.00% and 1.15%, respectively, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

During the most recent fiscal year ended April 30, 2013, each Fund paid the following annual advisory fee as a percentage of daily net assets (net of waivers) to the Fund’s investment advisor. Daily investment decisions are made by the respective sub-adviser(s) for each Fund (as applicable), whose investment experience is described below under the heading “Portfolio Managers.”

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Fund	TOTAL ANNUAL ADVISORY FEE (AS A PERCENTAGE OF DAILY NET ASSETS)	ANNUAL ADVISORY FEE TO INVESTMENT ADVISER (AS A PERCENTAGE OF DAILY NET ASSETS)
Vulcan Value Partners Fund	1.00%	1.00%
Vulcan Value Partners Small Cap Fund	1.09%	1.09%

The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Funds or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Funds’ Advisory Agreement was provided in the Funds’ annual report to shareholders for the period ending April 30, 2013.

THE PORTFOLIO MANAGER

The portfolio manager is primarily responsible for the day-to-day operation of each Fund and has served as the applicable Fund’s portfolio manager since that Fund’s inception in December 2009. More information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in each Fund is included in the SAI.

C.T. Fitzpatrick. Mr. Fitzpatrick, as the Chief Investment Officer of Vulcan and the portfolio manager for each Fund, leads Vulcan’s research team, which is responsible for stock selection. As the Funds’ sole portfolio manager, Mr. Fitzpatrick has discretion over each Fund’s assets and exercises final investment decision-making for each Fund. In addition, Mr. Fitzpatrick oversees the structuring of portfolios for consistency with each Fund’s guidelines and regulatory requirements. Mr. Fitzpatrick is the Founder of Vulcan and has been the Chief Executive Officer and Chief Investment Officer of Vulcan since 2007. Prior to founding Vulcan in 2007, Mr. Fitzpatrick was a principal and portfolio manager at Southeastern Asset Management from 1990 to 2007.

Team Approach. Although each of the Funds has a single portfolio manager, day-to-day management of the portfolios is a team effort, requiring the involvement of Vulcan’s full research staff as well as administrative support. Each member of the research team is encouraged to produce ideas for any portfolio in any industry, limited only by the parameters of the Funds’ and Vulcan’s investment criteria. Once an idea is generated, it is reviewed and analyzed by the full research team for qualification under Vulcan’s investment criteria. This team approach reinforces Vulcan’s disciplines, as it requires each team member to participate in the analysis and evaluation of each potential investment. Once an idea has qualified for investment, the research team recommends to Mr. Fitzpatrick which model portfolio to assign the investment to and in what amount. To monitor individual client guidelines, regulatory requirements, cash movements and progress regarding purchases and sales of securities, the research team works with Vulcan’s trading, legal, accounting, compliance and client service functions. The research team receives regular reports from each of these departments to facilitate day-to-day management of portfolios, and to ensure that investment decisions are consistent with investment mandates and regulatory requirements.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

ALPS Fund Services, Inc. serves as the Funds’ administrator, fund accounting agent and transfer agent, and ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor.

BUYING, EXCHANGING AND REDEEMING SHARES

Classes of Shares

Each Fund currently offers one class of shares.

Types of Account Ownership

Please refer to www.vulcanvaluepartners.com or an account application for specific requirements to open and maintain an account.

Individual or Joint Ownership

Individual accounts are owned by one person. Joint accounts have two or more owners.

Trust

An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

Business Accounts

Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

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Tax-Deferred Accounts

Please refer to the account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact an ALPS representative for more information.

If you are eligible, you may set up one or more tax-deferred accounts. A tax deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with ALPS are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

Investing for Your Retirement

Please visit www.vulcanvaluepartners.com or call an ALPS representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59-1/2 or used for a nonqualifying purpose.

Traditional and Roth IRAs

Both IRAs allow most individuals with earned income to contribute up to the lesser of $5,000 or 100% of compensation. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits for the tax years.

Simplified Employee Pension (“SEP”) IRA

This plan allows small business owners (including sole proprietors) to make tax deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a “SEP-IRA”) to be set up for each SEP participant.

Investment Minimums

The minimum investment to open a regular account in either Fund is $5,000. The minimum investment to open a Coverdell Education Savings Account or a retirement Fund account is $500. The subsequent investment minimum for any type of account is $500.

Each Fund reserves the right to waive or change minimum and additional investment amounts. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums. Employees of

Vulcan Value Partners are not subject to any initial or subsequent investment minimums.

Buying Shares

Certain tax-deferred accounts can only be opened and maintained via written request. Please contact an ALPS representative for more information.

Online at www.vulcanvaluepartners.com

You may open a new Fund account, or you may buy shares in an existing Fund account. You may elect to have ALPS electronically withdraw funds from your designated bank account. A real-time confirmation of your transaction will be provided via www.vulcanvaluepartners.com.

By Telephone

For an existing account, you may call 877.421.5078 to buy shares 24 hours a day or you may call an ALPS representative during normal business hours. ALPS will electronically withdraw funds from your designated bank account.

You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call an ALPS representative.

By Mail/In Writing

To open your Fund account, complete and sign the appropriate application. Make your check payable to the Fund(s) or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

To buy additional shares, send your check and written instructions to the address listed below. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution.

Regular Mail:	Overnight Address:
Vulcan Value Partners Fund or Vulcan Value Partners Small Cap Fund PO Box 1236 Denver, CO 80201	Vulcan Value Partners Fund or Vulcan Value Partners Small Cap Fund 1290 Broadway, Suite 1100 Denver, CO 80203

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By Automated Investments

To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($500 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.

When purchasing shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $500 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

We may make additional attempts to debit your pre-designated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Funds by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with a Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s price.

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides record keeping and consulting services to 401(k) plans or other employee benefit plans (an “Intermediary”). Intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. Therefore, it may cost more for you to purchase shares through an Intermediary than to purchase shares directly from the Funds. An Intermediary, rather than you as its customer, may be the shareholder of record of your shares. In general, purchase or redemption requests made through an Intermediary will be priced based on the net asset value next calculated after receipt of the request by the Intermediary, even if the Intermediary submits such requests to the Funds after such net asset value has been calculated. The Funds are not responsible for the failure of any Intermediary to carry out its obligations to its customers. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

Investors may be charged a fee if they effect transactions through broker or agent. The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee.

Certain Payments For Services

The Adviser may also make payments for distribution and/ or shareholder servicing activities out of its own resources. The Adviser may also make payments from its own resources for marketing, promotional or related expenses to Intermediaries. The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of a Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain Intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of a Fund. Transactions may

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be processed through the NSCC or similar systems or processed on a manual basis. These fees are paid by a Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an Intermediary receiving payments from the Distributor on behalf of a Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by a Fund may increase.

With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

Exchanging Shares

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of the other Fund if such Fund is available for sale in your state and meets the investment criteria of the investor.

If you are an existing shareholder of either Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Online at www.vulcanvaluepartners.com

Exchanges may be made online via www.vulcanvaluepartners. com. A real-time confirmation of your transaction will be provided via www.vulcanvaluepartners.com.

By Telephone

For an existing account, you may call 877.421.5078 to exchange shares 24 hours a day, or you may call an ALPS representative during normal business hours.

By Systematic Exchange

You determine the amount of money you would like automatically exchanged from one Fund account to another on any day of the month. Exchanges between existing Fund accounts must meet the $500 subsequent investment requirement. For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. If the balance in the Fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.

Exchanges must meet the minimum investment requirements described in this Prospectus.

An exchange represents the sale of shares from one Fund and the purchase of shares of the other Fund. This may produce a taxable gain or loss in your non-tax-deferred account. If you exchange shares within 90 calendar days from their date of purchase, you may be subject to the redemption fee as described in this Prospectus in “Redemption Fees” below.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write the Funds for further details.

Redeeming Shares

Online at www.vulcanvaluepartners.com

Redemptions may be made online via www.vulcanvaluepartners.com.

By Telephone

For an existing account, you may call 877.421.5078 to redeem shares 24 hours a day, or you may call an ALPS representative during normal business hours.

By Mail/In Writing

To redeem shares by mail, please send written instructions to the address listed below. Please call an ALPS representative for further details.

Regular Mail:	Overnight Address:
Vulcan Value Partners Fund or Vulcan Value Partners Small Cap Fund PO Box 1236 Denver, CO 80201	Vulcan Value Partners Fund or Vulcan Value Partners Small Cap Fund 1290 Broadway, Suite 1100 Denver, CO 80203

By Systematic Redemption

This program allows you to sell shares worth a specific dollar amount from your Fund account on a regular basis. In order to establish a systematic redemption, your Fund account balance must be at least $10,000 and the minimum redemption amount must be $500. If no date is specified on your request, systematic redemptions will be made on or about the 20th of each month. If the balance in the Fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.

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Redemptions, like purchases and exchanges, may also be effected through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order less any applicable redemption fees. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemptions In-Kind

Each Fund reserves the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “SHARE TRANSACTIONS – How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption Fees

If you sell or exchange your shares after holding them 90 days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves the Fund; and (iii) redemptions in-kind.

Each Fund also permits waivers of the short-term redemption fee for the following transactions:

•	Redemptions due to small balance maintenance fees;
•	Redemptions related to death or due to a divorce decree;
•

Certain types of IRA account transactions, including redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts, and redemptions related to payment of custodian fees; and

•

Certain types of employer-sponsored and 403(b) retirement plan transactions, including loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase, exchange or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Each Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note: Each Fund has the right to suspend or postpone redemptions of shares for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

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Signature Guarantee

A signature guarantee is required if any of the following is applicable:

•	You request a redemption by check above $50,000.
•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address that has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds sent to a bank account other than a bank account of record.

The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

A signature guarantee may be refused if any of the following is applicable:

•	It does not appear valid or in good form.
•	The transaction amount exceeds the surety bond limit of the signature guarantee.
•	The guarantee stamp has been reported as stolen, missing or counterfeit.

How to Obtain a Signature Guarantee

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public. If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

Neither Fund currently imposes an account minimum. Each Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

Neither Fund issues share certificates.

Frequent Purchases and Sales of Fund Shares

Neither Fund permits market timing or other abusive trading practices. Each Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, each Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. Each Fund maintains a 2% short-term redemption fee applied to sales or exchanges of shares held 90 days or less.

The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to a Fund and its shareholders, each Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Each Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase, exchanges in the same account(s) in a Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide each Fund with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the

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VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, each Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that a Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that a Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value each Fund’s securities for the purposes of determining the Funds’ NAV. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for each Fund to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). Each Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Funds’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because each Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), the Funds may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). Each Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s NAV is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Each Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before a Fund values its securities. In addition, the Funds may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. A Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

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Each Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in a Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds’ Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

DIVIDENDS AND DISTRIBUTIONS

Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income each Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

Each Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for a Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

TAXES

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state, or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;

(ii)	U.S. corporations;

(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

(iv)

a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Funds, investors should see the SAI under “TAXES – Taxation of the Fund.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

The Funds intends to meet all requirements under Subchapter M of the Code necessary to qualify for treatment as a regulated investment company (“RIC”) and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds

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VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

also intend to meet certain distribution requirements such that the Funds are not subject to U.S. federal income tax in general. Shareholders in each Fund will receive a statement (Form 1099-DIV) annually informing them of the amount of the income and capital gains which have been distributed by such Fund during the calendar year.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to the shareholders.

Distributions of net capital gains that are properly designated by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. Each Fund does not expect a significant portion of its distributions to derive from “qualified dividend income,” which will be taxed to non-corporate shareholders at favorable rates so long as certain requirements are met. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends they receive from a Fund, to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

Each Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, when it receives capital gain distributions from ETFs in which that Fund owns investments, or from transactions in section 1256 contracts, which may generate both short-term and long-term capital gains distributions. Each Fund may realize short-term capital gains from the sale of investments that such Fund owned for one year or less or from transactions in section 1256 contracts. Each Fund may realize ordinary income from distributions from ETFs, from foreign currency gains that are not section 1256 contracts, from interest on indebtedness owned by a Fund and from other sources.

The maximum long-term capital gain rate applicable to individuals is currently 20%. For more information, see the SAI under “TAXES – Taxation of Fund Distributions.”

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is still taxable. You can avoid this, if you choose, by investing soon after a Fund has paid a dividend.

Sale of Fund Shares

A shareholder who redeems shares in a Fund generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the amount received in the redemption of the exchange (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares surrendered. A shareholder who receives securities in redemption of shares of the Fund will generally recognize a gain or loss equal to the difference between the shareholder’s adjusted basis in the shares redeemed and the aggregate fair market value of the securities plus the amount of any cash received (net of any applicable fees). In certain circumstances a loss realized upon a redemption of shares of the Fund for securities in kind may not be deducted currently under the rules governing “wash sales.” Persons redeeming shares should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of shares of the Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short term capital gain or loss if the Shares have been held for one year or less. In certain situations, a loss on the sale of shares held for six months or less will be a long-term loss. For more information, see the SAI under “TAXES – Exchange or Redemption of Shares.”

Taxation of Certain Investments

Each Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes, although it is possible that a Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. In addition, each Fund’s investments in foreign securities or foreign currencies may increase or accelerate such Fund’s recognition of ordinary income and may affect the timing or amount of such Fund’s distributions. Each Fund may hold securities that are passive foreign investment companies for U.S. federal income tax purposes. For more information, see the SAI under “TAXES – Special Tax Considerations.”

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Each Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, the original issue discount will be included in such Fund’s ordinary income. Even though payment of that amount is not received until a later time, it will be distributed to shareholders as taxable dividends. Each Fund may also buy investments in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but each Fund may elect instead to currently include the amount of market discount as ordinary income even though such Fund does not receive payment of such amount at that time. Each Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause such Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Funds could be required at times to liquidate other investments in order to satisfy their distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer who recognizes adjusted gross income in excess of a threshold amount for a year. Net investment income will include, among other types of income, ordinary income, dividend income and capital gain derived from an investment in a Fund. For information regarding the surtax on net investment income, see the SAI under “TAXES – Surtax on Net Investment Income.”

Backup Withholding

The Funds are also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to certain information and certifications the Funds or who is otherwise subject to backup withholding. The backup withholding tax rate is 28%. For more information regarding backup withholding and foreign accounts, see the SAI under “TAXES – Backup Withholding” and “TAXES – Foreign Accounts.”

You should also consult with your tax advisor regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

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VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the fiscal years ended April 30, 2013, April 30, 2012 and April 30, 2011 and the period December 31, 2009 (inception) to April 30, 2010. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from each Fund’s financial statements audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling the Fund at 877.421.5078.

Vulcan Value Partners Fund

For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Period December 30, 2009 (Inception) to April 30, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$13.03	$11.66	$10.57	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.15 (a)	0.02 (a)	0.01 (a)	(0.00	)(b)
Net realized and unrealized gain on investments	2.35	1.45	1.13	0.57
Total from investment operations	2.50	1.47	1.14	0.57

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.12)	(0.01)	(0.01)	–
Distributions from net realized gain on investments	(0.13)	(0.09)	(0.04)	–
Total distributions	(0.25)	(0.10)	(0.05)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)
INCREASE IN NET ASSET VALUE	2.25	1.37	1.09	0.57
Net Asset Value, End Of Year	$15.28	$13.03	$11.66	$10.57

Total return	19.33%	12.73%	10.82%	5.70	%(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$447,297	$125,087	$48,757	$12,807
Ratio of expenses to average net assets including fee waivers/reimbursements	1.18%	1.51%	2.01%	4.97	%(e)
Ratio of expenses to average net assets without fee waivers/reimbursements	1.18%	1.50%	1.50%	1.50	%(e)
Net investment income/(loss) to average net assets including fee waivers/reimbursements	1.06%	0.16%	0.07%	(0.06	%)(e)
Portfolio turnover rate	24%	49%	44%	24	%(d)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.

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Vulcan Value Partners Small Cap Fund

For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011		For the Period December 30, 2009 (Inception) to April 30, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$13.18	$13.72	$11.60		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.03 (a)	0.02 (a)	(0.09	)(a)	(0.00	)(b)
Net realized and unrealized gain on investments	3.91	0.17	2.55		1.60
Total from investment operations	3.94	0.19	2.46		1.60

LESS DISTRIBUTIONS TO SHAREHOLDERS:	(0.06)	–	–		–
Distributions from net realized gain on investments	(0.09)	(0.73)	(0.34)		–
Total distributions	(0.15)	(0.73)	(0.34)		–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.00 (c)	0.00	(c)	–
INCREASE/(DECREASE) IN NET ASSET VALUE	3.79	(0.54)	2.12		1.60
Net Asset Value, End Of Year	$16.97	$13.18	$13.72		$11.60

Total return	30.07%	2.10%	21.75%		16.00	%(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$425,152	$40,103	$36,363		$7,225
Ratio of expenses to average net assets including fee waivers/reimbursements	1.38%	1.86%	2.50%		7.31	%(e)
Ratio of expenses to average net assets without fee waivers/reimbursements	1.28%	1.50%	1.50%		1.50	%(e)
Net investment loss to average net assets including fee waivers/reimbursements	0.21%	0.15%	(0.71%)		(0.57	%)(e)
Portfolio turnover rate
	57%	57%	60%		33	%(d)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.

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VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

PRIVACY POLICY

FACTS

WHAT DOES VULCAN VALUE PARTNERS FUNDS (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why? Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What? The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•	Social Security number and account transactions
•	Account balances and transaction history
•	Wire transfer instructions

How? All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Vulcan Value Partners Funds chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Vulcan Value Partners Funds Share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions? Call 1-877-421-5078 or go to www.vulcanvaluepartners.com

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WHO WE ARE
Who is providing this notice?	Vulcan Value Partners Funds (the “Funds”) • The Funds consist of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.
WHAT WE DO

How does Vulcan Value Partners Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Vulcan Value Partners Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include companies such as Vulcan Value Partners, LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Vulcan Value Partners Funds does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Vulcan Value Partners Funds does not jointly market

OTHER IMPORTANT INFORMATION

California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

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